                                                                  Exhibit 99(a)








                          Audited Financial Statements

                          THE TRW EMPLOYEE STOCK
                          OWNERSHIP AND STOCK SAVINGS PLAN


                          December 31, 1997 and 1996

                         Report of Independent Auditors

Board of Administration
The TRW Employee Stock Ownership and
   Stock Savings Plan

We have audited the accompanying statements of net assets available for benefits of The TRW Employee Stock Ownership and Stock Savings Plan as of December 31, 1997 and 1996, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of The TRW Employee Stock Ownership and Stock Savings Plan as of December 31, 1997 and 1996, and the changes in net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedule of assets held for investment purposes as of December 31, 1997, and the schedule of reportable transactions for the year then ended are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the basic financial statements. The Fund Information in the statement of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in our audit of the 1997 financial statements and, in our opinion, are fairly stated in all material respects in relation to the 1997 basic financial statements taken as a whole.

                                             /s/ Ernst & Young LLP


March 18, 1997
Cleveland, Ohio

             The TRW Employee Stock Ownership and Stock Savings Plan

      Statements of Net Assets Available for Benefits with Fund Information

                                December 31, 1997



                                                              TRW Stock Fund
                                                     -----------------------------------
                                                        Participant    Non-Participant      Equity          Insured
                                                         Directed         Directed           Fund         Return Fund
                                                     -------------------------------------------------------------------

ASSETS
Investments:
   TRW Inc. Common Stock                                $408,177,969     $ 712,898,949     $   528,413
   Guaranteed investment contracts                                                                        $ 472,639,861
   Common Stock                                                                            628,329,766
   Bankers Trust Pyramid Directed Account Cash Fund        2,060,875         3,412,281                       27,602,178
   Bankers Trust Pyramid Discretionary Cash Fund                                               345,984
Cash                                                                                            19,002
Receivable from TRW Inc.                                       5,354             8,866           2,772            6,704 a
Receivable for investments sold                                                              1,940,778
Participant loans receivable                              22,335,726                        17,914,993       16,332,516
Prepaid expenses                                                 924             1,529
Interest receivable                                           46,014                                          2,763,378
Receivable from other funds                                    1,409                                            364,110
                                                     -------------------------------------------------------------------
Total assets                                             432,628,271       716,321,625     649,081,708      519,708,747

LIABILITIES
Payable to other funds                                                                         365,362
Accrued expenses                                              36,708            60,779          80,917           56,507
                                                     -------------------------------------------------------------------
Total liabilities                                             36,708            60,779         446,279           56,507
                                                     -------------------------------------------------------------------

NET ASSETS AVAILABLE FOR BENEFITS                      $ 432,591,563     $ 716,260,846   $ 648,635,429    $ 519,652,240
                                                     ===================================================================



                                                       Small Company         Bond
                                                        Equity Fund       Index Fund       Totals
                                                       --------------------------------------------------
ASSETS
Investments:
   TRW Inc. Common Stock                                                                $1,121,605,331
   Guaranteed investment contracts                                                         472,639,861
   Common Stock                                         $ 133,207,232                      761,536,998
   Bankers Trust Pyramid Directed Account Cash Fund                                         33,075,334
   Bankers Trust Pyramid Discretionary Cash Fund                                               345,984
Cash                                                                                            19,002
Receivable from TRW Inc.                                                          $ 88          23,784
Receivable for investments sold                            14,770,285       27,239,231      43,950,294
Participant loans receivable                                6,128,698          965,447      63,677,380
Prepaid expenses                                                                                 2,453
Interest receivable                                                                          2,809,392
Receivable from other funds                                                                    365,519
                                                       --------------------------------------------------
Total assets                                              154,106,215       28,204,766   2,500,051,332

LIABILITIES
Payable to other funds                                            157                          365,519
Accrued expenses                                               50,417           10,285         295,613
                                                       --------------------------------------------------
Total liabilities                                              50,574           10,285         661,132
                                                       --------------------------------------------------

NET ASSETS AVAILABLE FOR BENEFITS                       $ 154,055,641     $ 28,194,481   2,499,390,200
                                                       ==================================================

See notes to financial statements.

             The TRW Employee Stock Ownership and Stock Savings Plan

Statements of Changes in Net Assets Available for Benefits with Fund Information

                          Year Ended December 31, 1997


                                                                TRW Stock Fund
                                                       -----------------------------------
                                                         Participant    Non-Participant       Equity          Insured
                                                           Directed         Directed           Fund         Return Fund
                                                       --------------------------------------------------------------------
Investment income:
   Dividends--TRW Inc. Common Stock                      $   8,964,299    $  17,184,237
   Interest                                                    158,833          290,564    $      49,174    $  33,650,423
                                                       --------------------------------------------------------------------
Investment income                                            9,123,132       17,474,801           49,174       33,650,423

Contributions from TRW Inc.                                                  43,311,522
Contributions from participants                             33,570,464                        35,503,516       23,538,722
Contributions - rollover                                     1,157,756                         1,733,584        1,302,178
Net realized gain on disposition of investments             13,787,889       25,854,934      384,756,181
Change in unrealized appreciation (depreciation) of         16,170,536       26,029,117     (229,445,350)
   investments
Transfers from other funds                                  55,341,466                        62,839,961       86,707,961
Interest income on participant loans                         1,833,404                         1,515,725        1,522,861
                                                       --------------------------------------------------------------------
                                                           130,984,647      112,670,374      256,952,791      146,722,145
Less:
   Withdrawals and distributions:
     Cash                                                    1,709,113        1,681,207       32,739,968       52,662,858
     TRW Inc. Common Stock (579,184 participant             23,044,461      47,8645,019
       directed shares and 804,878 non-participant
       directed shares)
                                                       --------------------------------------------------------------------
                                                            24,753,574       49,546,226       32,739,968       52,662,858

Distribution of dividends on TRW Inc. Common Stock                           16,202,810
Administrative expenses                                        344,523          471,264          395,181          520,114
Transfers to other funds                                    64,541,553                        54,091,589       99,567,077
                                                       --------------------------------------------------------------------
                                                            89,639,650       66,220,300       87,226,738      152,750,049
                                                       --------------------------------------------------------------------
Increase (Decrease) in net assets for year                  41,344,997       46,450,074      169,726,053       (6,027,904)
Net assets available for benefits at beginning of year     391,246,566      669,810,772      478,909,376      525,680,144
                                                       --------------------------------------------------------------------

NET ASSETS AVAILABLE FOR BENEFITS AT END OF YEAR         $ 432,591,563    $ 716,260,846     $648,635,429    $ 519,652,240
                                                       ====================================================================




                                                        Small Company         Bond
                                                         Equity Fund       Index Fund        Totals
                                                       ----------------------------------------------------
Investment income:
   Dividends--TRW Inc. Common Stock                      $          30                     $  26,148,566
   Interest                                                         36      $        72       34,149,102
                                                       ----------------------------------------------------
Investment income                                                   66               72       60,297,668

Contributions from TRW Inc.                                                                   43,311,522
Contributions from participants                             18,232,212        3,348,933      114,193,847
Contributions - rollover                                     1,291,294          287,950        5,772,762
Net realized gain on disposition of investments             51,320,292        4,508,530      480,227,826
Change in unrealized appreciation (depreciation) of        (24,826,056)      (2,353,500)    (214,425,253)
   investments
Transfers from other funds                                  40,249,929        9,567,030      254,706,347
Interest income on participant loans                           488,842           79,267        5,440,099
                                                       ----------------------------------------------------
                                                            86,756,579       15,438,282      749,524,818
Less:
   Withdrawals and distributions:
     Cash                                                    5,436,766        1,430,758       95,660,670
     TRW Inc. Common Stock (579,184 participant                                               70,909,480
       directed shares and 804,878 non-participant
       directed shares)
                                                       ----------------------------------------------------
                                                             5,436,766        1,430,762      166,570,154

Distribution of dividends on TRW Inc. Common Stock                                            16,202,810
Administrative expenses                                        203,906           36,578        1,971,566
Transfers to other funds                                    29,287,985        7,218,143      254,706,347
                                                       ----------------------------------------------------
                                                            34,928,657        8,685,479      439,450,877
                                                       ----------------------------------------------------
Increase (Decrease) in net assets for year                  51,827,922        6,752,803      310,073,941
Net assets available for benefits at beginning of year     102,227,719       21,441,678    2,189,316,255
                                                       ----------------------------------------------------

NET ASSETS AVAILABLE FOR BENEFITS AT END OF YEAR         $ 154,055,641    $  28,194,481   $2,499,390,200
                                                       ====================================================


See notes to finanical statements.
                                       3

             The TRW Employee Stock Ownership and Stock Savings Plan

      Statements of Net Assets Available for Benefits with Fund Information

                                December 31, 1996


                                                              TRW Stock Fund
                                                     -----------------------------------
                                                        Participant    Non-Participant      Equity          Insured
                                                         Directed         Directed           Fund         Return Fund
                                                     --------------------------------------------------------------------
ASSETS
Investments:
   TRW Inc. Common Stock                               $ 370,742,743     $ 666,711,719
   Guaranteed investment contracts                                                                        $ 490,407,234
   Bankers Trust Pyramid Equity Index Fund                                               $ 462,068,568
   Bankers Trust Pyramid Russell 2500 Index Fund
   Bankers Trust Pyramid Intermediate
     Government/Corporate Bond Index Fund
   Bankers Trust Pyramid Directed Account Cash Fund        1,743,081         2,984,140                       14,739,814
Receivable from TRW Inc.                                      35,005            59,928          53,091           70,324
Participant loans receivable                              18,539,229                        16,608,418       18,690,131
Receivable from investments sold                                                               225,304
Prepaid expenses                                              32,117            54,985
Interest receivable                                           40,194                                          2,798,092
Receivable from other funds                                  114,197
                                                     --------------------------------------------------------------------
Total assets                                             391,246,566       669,810,772     478,955,381      526,705,595

LIABILITIES
Payable to other funds                                                                           9,673          744,540
Payable for investments acquired
Accrued expenses                                                                                36,332          280,911
                                                     --------------------------------------------------------------------
Total liabilities                                                                               46,005        1,025,451
                                                     --------------------------------------------------------------------

NET ASSETS AVAILABLE FOR BENEFITS                      $ 391,246,566     $ 669,810,772   $ 478,909,376    $ 525,680,144
                                                     ====================================================================





                                                      Small Company         Bond
                                                       Equity Fund       Index Fund          Totals
                                                     ------------------------------------------------------
ASSETS
Investments:
   TRW Inc. Common Stock                                                                  $ 1,037,454,462
   Guaranteed investment contracts                                                            490,407,234
   Bankers Trust Pyramid Equity Index Fund                                                    462,068,568
   Bankers Trust Pyramid Russell 2500 Index Fund      $   96,588,565                           96,588,565
   Bankers Trust Pyramid Intermediate
     Government/Corporate Bond Index Fund                                $  20,494,132         20,494,132
   Bankers Trust Pyramid Directed Account Cash Fund                                            19,467,035
Receivable from TRW Inc.                                      25,730             4,358            248,436
Participant loans receivable                               5,548,400           928,693         60,314,871
Receivable from investments sold                                                                  225,304
Prepaid expenses                                              13,902                              101,004
Interest receivable                                                                             2,838,286
Receivable from other funds                                  562,474            77,542            754,213
                                                     -------------------------------------------------------
Total assets                                             102,739,071        21,504,725      2,190,962,110

LIABILITIES
Payable to other funds                                                                            754,213
Payable for investments acquired                             511,352            59,948            571,300
Accrued expenses                                                                 3,099            320,342
                                                     -------------------------------------------------------
Total liabilities                                            511,352            63,047          1,645,855
                                                     -------------------------------------------------------

NET ASSETS AVAILABLE FOR BENEFITS                      $ 102,227,719     $  21,441,678    $ 2,189,316,255
                                                     =======================================================








See notes to financial statements.

             The TRW Employee Stock Ownership and Stock Savings Plan

Statements of Changes in Net Assets Available for Benefits with Fund Information

                          Year Ended December 31, 1996



                                                                TRW Stock Fund
                                                       -----------------------------------
                                                         Participant    Non-Participant       Equity          Insured
                                                           Directed         Directed           Fund         Return Fund
                                                       --------------------------------------------------------------------

Investment income:
   Dividends--TRW Inc. Common Stock                      $   8,215,685    $  15,738,158
   Interest                                                    153,951          290,907    $       7,678    $  33,948,650
                                                       --------------------------------------------------------------------
Investment income                                            8,369,636       16,029,065            7,678       33,948,650

Contributions from TRW Inc.                                                  41,254,275
Contributions from participants                             24,865,673                        29,981,056       26,837,189

Net realized gain on disposition of investments             15,525,544       29,704,812       18,095,295
Change in unrealized appreciation of investments            64,083,341      118,056,264       69,643,225
Transfers from other funds                                  59,120,384                        43,307,428       72,438,679
Interest income on participant loans                         1,458,285                         1,404,242        1,721,664
                                                       --------------------------------------------------------------------
                                                           173,422,863      205,044,416      162,438,924      134,946,182
Less:
   Withdrawals and distributions:
     Cash                                                    2,848,023        2,829,660       35,444,539       56,780,139
     TRW Inc. Common Stock (621,145 participant
       directed shares and 1,251,970 non-participant
       directed shares)                                     28,803,604       58,079,381
                                                       --------------------------------------------------------------------
                                                            31,651,627       60,909,041       35,444,539       56,780,139

Distribution of dividends on TRW Inc. Common Stock                           14,963,225
Administrative expenses                                        178,273          342,227          329,400          886,500
Transfers to other funds                                    51,521,760                        40,856,749       94,422,989
                                                       --------------------------------------------------------------------
                                                            83,351,660       76,214,493       76,630,688      152,089,628
                                                       --------------------------------------------------------------------
Increase (decrease) in net assets for year                  90,071,203      128,829,923       85,808,236      (17,143,446)
Net assets available for benefits at beginning of year     301,175,363      540,980,849      393,101,140      542,823,590
                                                       --------------------------------------------------------------------

NET ASSETS AVAILABLE FOR BENEFITS AT END OF YEAR         $ 391,246,566    $ 669,810,772    $ 478,909,376    $ 525,680,144
                                                       ====================================================================


                                                        Small Company         Bond
                                                         Equity Fund       Index Fund          Totals
                                                       ------------------------------------------------------

Investment income:
   Dividends--TRW Inc. Common Stock                                                        $    23,953,843
   Interest                                             $           13    $          36         34,401,235
                                                       ------------------------------------------------------
Investment income                                                   13               36         58,355,078

Contributions from TRW Inc.                                                                     41,254,275
Contributions from participants                             15,142,506        3,179,242        100,005,666

Net realized gain on disposition of investments              2,436,307          503,664         66,265,622
Change in unrealized appreciation of investments            11,162,184           15,145        262,960,159
Transfers from other funds                                  39,764,356        9,620,094        224,250,941
Interest income on participant loans                           452,468           84,801          5,121,460
                                                       ------------------------------------------------------
                                                            68,957,834       13,402,982        758,213,201
Less:
   Withdrawals and distributions:
     Cash                                                    8,310,132        2,183,439        108,395,932
     TRW Inc. Common Stock (621,145 participant
       directed shares and 1,251,970 non-participant
       directed shares)                                                                         86,882,985
                                                       ------------------------------------------------------
                                                             8,310,132        2,183,439        195,278,917

Distribution of dividends on TRW Inc. Common Stock                                              14,963,225
Administrative expenses                                        105,750           28,500          1,870,650
Transfers to other funds                                    27,789,264        9,660,179        224,250,941
                                                       ------------------------------------------------------
                                                            36,205,146       11,872,118        436,363,733
                                                       ------------------------------------------------------
Increase (decrease) in net assets for year                  32,752,688        1,530,864        321,849,468
Net assets available for benefits at beginning of year      69,475,031       19,910,814      1,867,466,787
                                                       ------------------------------------------------------

NET ASSETS AVAILABLE FOR BENEFITS AT END OF YEAR        $  102,227,719    $  21,441,678    $ 2,189,316,255
                                                       ======================================================


See notes to financial statements.

             The TRW Employee Stock Ownership and Stock Savings Plan

                          Notes to Financial Statements

                                December 31, 1997


A.    SIGNIFICANT ACCOUNTING POLICIES

TRW STOCK FUND

Investments in the TRW Stock Fund consist primarily of TRW Inc. (TRW) common stock, which is traded on the New York Stock Exchange and valued at the last reported sales price on the last business day of the fiscal year.

EQUITY FUND

Investments in the Equity Fund are valued at the redemption price established by the Trustee, which is based on the fair value of the Bankers Trust Pyramid Equity Index Fund assets. This Fund is constructed and maintained with the objective of providing investment results which approximate the overall performance of the Standard & Poor's Composite Index of 500 stocks. Income is accumulated and reinvested in the Fund and included in the determination of unit values. As of December 31, 1997, shares of the Bankers Trust Pyramid Equity Index fund were sold and the underlying securities were purchased in anticipation of the asset transfer to Putnam Investments (see Note H).

INSURED RETURN FUND

The Insured Return Fund consists of fully benefit responsive investment contracts with insurance companies, banks and other financial institutions and short-term investment funds. Benefit responsive contracts provide contract value payments for participant disbursements, loans and investment transfers as allowed under the plan. There are exceptions for payments to participants who, as a result of a corporate event, cease to be employed by TRW. A corporate event includes a divestiture of an operating unit (for example, a subsidiary or a division), a significant special early retirement program or other corporate action that could be construed as causing increased Plan payments to participants.

Investment contracts provide a stated rate of interest on principal for a stated period of time. All investment contracts are accounted for at contract value because they are fully benefit responsive. In accordance with Statement of Position 94-4, which the Plan adopted effective January 1, 1995, contract value equals fair value because no event has occurred that affects the value of any contracts. The investment contracts are of three types: general account, separate account, and synthetic investment contracts. Investment contracts in the general account of an insurance company where assets are not specifically identifiable have fixed rates of interest or an indexed rate of interest for the life of the contract. Investment contracts in separate accounts of an insurance company have underlying assets that are specifically identifiable and held for the benefit of the Plan.

             The TRW Employee Stock Ownership and Stock Savings Plan

A.    SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

Under synthetic investment contracts, the Plan owns assets with an investment contract from an insurance company, bank or other financial institution surrounding the asset. Both separate account and synthetic contracts have periodic interest rate resets (monthly, quarterly, or semi-annually) based on the performance of the underlying assets. All separate account and synthetic contracts have a guaranteed return of principal. As of December 31, 1997 and 1996, approximately $60 and $107 million was invested in general account assets, $141 and $138 million in separate account assets, and $274 and $249 million in assets owned by the Plan, respectively.

The weighted average yield (excluding administrative expenses) for all investment contracts was 6.77% in 1997 and 1996. The crediting interest rate for all investment contracts was 6.69% at December 31, 1997 and 6.79% at December 31, 1996.

SMALL COMPANY FUND

Investments in the Small Company Equity Fund are valued at the redemption price established by the Trustee, which is based on the fair value of the Bankers Trust Pyramid Russell 2500 Index Fund assets. The Small Company Equity Fund is constructed and maintained with the objective of providing investment results which approximate the overall performance of the 2,500 common stocks included in the Russell 2500 Equity Index. Income is accumulated and reinvested in the Fund and included in the determination of unit values. As of December 31, 1997, shares of the Bankers Trust Pyramid Russell 2500 Index fund were sold and the underlying securities were purchased in anticipation of the asset transfer to Putnam Investments (see Note H).

BOND INDEX FUND

Investments in the Bond Index Fund are valued at the redemption price established by the Trustee, which is based on the fair value of the Bankers Trust Pyramid Intermediate Government/Corporate Bond Index Fund. The Bankers Trust Pyramid Intermediate Government/Corporate Bond Index Fund is constructed and maintained with the objective of providing investment results which approximate the overall performance of the high quality U.S. government and corporate bonds included in the Lehman Brothers Government/Corporate Index. Income is accumulated and reinvested in the fund and included in the determination of unit values.

OTHER

The cost of securities sold is determined by the average cost method for purposes of determining realized gains and losses.

             The TRW Employee Stock Ownership and Stock Savings Plan

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Certain amounts in prior year financial statements have been reclassified to conform with current year presentation.

On October 23, 1996, TRW's Board of Directors authorized a two-for-one stock split, effected in the form of a stock dividend, to shareholders of record as of November 8, 1996. A total of 10,463,851 additional shares were issued to the Plan in conjunction with the stock dividend. All historical share amounts have been restated to reflect retroactively the stock dividend.

             The TRW Employee Stock Ownership and Stock Savings Plan

B.     DESCRIPTION OF THE PLAN

The Plan is a defined contribution plan, and is comprised of the TRW Stock Fund, Equity Fund, Insured Return Fund, Small Company Equity Fund and Bond Index Fund (the Funds). Participation in the Plan is available to substantially all domestic employees of TRW who have been employed for at least three months. Prior to April 1, 1996, participants had to be employed for at least twelve months to be eligible for participation in the Plan. The Plan is governed by the Internal Revenue Code and related legislation.

PARTICIPANT CONTRIBUTIONS

The Plan allows eligible employees to contribute up to 16% of qualifying compensation on a before-tax basis by way of salary reduction; such contributions are made in increments of one-tenth of one percent of qualifying compensation and could not exceed $9,500 in 1997 and $9,500 in 1996. Participants may also elect to contribute, in increments of one percent, up to 10% of qualifying compensation on an after-tax basis. Participants can make up to two contribution percentage changes per month. Annual contributions to a participant's account (including before-tax, after-tax and TRW matching contributions) and to any other defined contribution plan is limited to the lesser of $30,000 or 25% of the participant's annual compensation reduced by the amount of before-tax contributions.

Participants determine the funds in which to invest their contributions. Employee contributions may be invested, in multiples of 10% percent, in one or more of the five investment funds. Fund elections may be changed at any time.

TRW CONTRIBUTIONS

TRW contributes to the Plan, out of current or accumulated earnings, an amount equal to 100% of each participant's before-tax contributions without exceeding three percent of the participant's qualifying compensation. Participants immediately vest in the TRW contributions. All TRW matching contributions are invested in the ESOP portion of the TRW Stock Fund. TRW contributions always remain in the TRW Stock Fund and may not be transferred. TRW contributions may be in the form of cash or treasury or authorized and unissued shares of TRW Common Stock. TRW Common Stock contributed is to be valued by any reasonable method selected by TRW.

             The TRW Employee Stock Ownership and Stock Savings Plan

B.     DESCRIPTION OF THE PLAN--CONTINUED

The amount and type of TRW contributions are summarized as follows:


                                          1997              1996
                                    ----------------------------------

TRW Common Stock                      $  1,695,525      $ 17,718,967
Cash                                    41,615,997        23,535,308
                                    ----------------------------------

                                      $ 43,311,522      $ 41,254,275
                                    ==================================

WITHDRAWALS AND DISTRIBUTIONS

Upon termination of employment, a participant may elect to receive his or her account, less the unpaid balance of any loan outstanding, in a single sum except a participant whose account balance exceeds $3,500 may defer such payments until he or she reaches age 70. Generally, distributions from the TRW Stock Fund will be paid only in whole shares of TRW Common Stock with the balance in cash. Participants who have less than 100 shares of TRW stock receive the value of their shares in cash unless they elect to receive shares.

If a participant elects to defer payment of his or her account, the undistributed account balance remains invested in the Plan. The following is the total value of the accounts subject to deferred elections (8,484 as of December 31, 1997 and 8,144 as of December 31, 1996) that are included in the net assets of the funds:


                                           1997              1996
                                       ------------------------------------

TRW Stock Fund                           $ 275,565,258     $ 250,232,943
Equity Fund                                153,911,053       110,960,560
Insured Return Fund                        163,974,753       161,701,413
Small Company Equity Fund                   26,464,385        17,492,623
Bond Index Fund                              4,599,245         3,692,881
                                       ------------------------------------

                                         $ 624,514,694     $ 544,080,420
                                       ====================================

             The TRW Employee Stock Ownership and Stock Savings Plan

B.     DESCRIPTION OF THE PLAN--CONTINUED

Effective January 1, 1988, participants who have attained age 55 as of the end of the preceding fiscal year-end and commenced participation in the Plan at least ten years prior may elect, within an election period during each of the succeeding five consecutive plan years, to receive a special ESOP distribution. The amount eligible for this special distribution is 50% of the prior fiscal year-end value (including previous withdrawals) of TRW Common Stock acquired for the participant's account by the ESOP since 1986, reduced by any previous withdrawals.

PARTICIPANT LOANS

Participants can borrow from $1,000 to $50,000 (in increments of $100) of their before-tax contributions, but such borrowings cannot exceed 50% of a participant's total Plan balance. The interest rate is fixed (prime rate at the end of the second to last business day of the quarter plus one percent) and the repayment period cannot be less than one year or more than five years.

OTHER

Although it has not expressed any intent to do so, TRW reserves the right to suspend or terminate the Plan. In the event of termination, the amount of each participant's account may be retained in trust for the benefit of the participant.

The above description of the Plan provides only general information. Participants should refer to the Summary Plan Description, which is available from the Stock Savings Plan's Participant Service Center, and annual prospectus for a more complete description of the Plan's provisions.

             The TRW Employee Stock Ownership and Stock Savings Plan

C.     INVESTMENTS

The fair value of individual investments that represent 5% or more of the Plan's total assets are as follows:


                                                        DECEMBER 31
                                                 1997                 1996
                                         -------------------------------------------

TRW Inc. Common Stock                      $ 1,121,605,331   $ 1,037,454,462
Bankers Trust Pyramid Equity Index Fund
                                                                 462,068,568

The net realized gain on disposition of investments is as follows:


                                                   TRW STOCK FUND
                                              1997              1996
                                         ------------------------------------

Value realized                             $  174,098,988    $   86,895,164
Average cost                                  134,456,165        41,664,808
                                         ------------------------------------

NET REALIZED GAIN                          $   39,642,823    $   45,230,356
                                         ====================================

                                                    EQUITY FUND
                                              1997              1996
                                         ------------------------------------

Value realized                             $  662,753,539    $   39,585,192
Average cost                                  277,997,358        21,489,897
                                         ------------------------------------

NET REALIZED GAIN                          $  384,756,181    $   18,095,295
                                         ====================================

                                             SMALL COMPANY EQUITY FUND
                                              1997                1996
                                         ------------------------------------

Value realized                             $ 155,914,310     $  11,390,594
Average cost                                 104,594,018         8,954,287
                                         ------------------------------------

NET REALIZED GAIN                          $  51,320,292     $   2,436,307
                                         ====================================

             The TRW Employee Stock Ownership and Stock Savings Plan

C.     INVESTMENTS--CONTINUED


                                                  BOND INDEX FUND
                                              1997             1996
                                         -----------------------------------

Value realized                              $ 29,539,876      $ 5,692,322
Average cost                                  25,031,346        5,188,658
                                         -----------------------------------

NET REALIZED GAIN                           $  4,508,530      $   503,664
                                         ===================================

The net unrealized appreciation of investments included in net assets is as follows:


                                     TRW Stock          Equity         Small Company      Bond Index
                                        Fund             Fund           Equity Fund          Fund
                                 --------------------------------------------------------------------

Balance at January 1, 1995         $ 371,082,956      $ 159,788,504    $ 13,663,872     $ 2,338,355
Increase for the year                182,139,605         69,643,225      11,162,184          15,145
                                 --------------------------------------------------------------------
Balance at December 31, 1996         553,222,561        229,431,729      24,826,056       2,353,500
Increase for the year                 42,199,653       (229,445,350)    (24,826,056)     (2,353,500)
                                 --------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1997       $ 595,422,214      $     (13,921)   $          0     $         0
                                 ====================================================================

On a revalued basis, which is in accordance with Department of Labor Form 5500 requirements, the realized and unrealized gains (losses) are not available at the date of the Report of Independent Auditors. A separate schedule will be included in the Form 5500 when filed.

D.     ADMINISTRATIVE EXPENSES

Generally, salaries and wages of the administrative staff are paid by TRW. Expenses relating to investment advisor fees, management fees, trustee fees, audit fees, printing and postage are paid from Plan assets. Expenses directly attributable to any one fund are charged to that fund. Expenses not directly attributable to any one fund are allocated to each fund in the proportion that the market value of the assets of each fund bears to the total market value of all Plan assets. Brokerage fees and commissions incident to the purchase or sale of securities are paid by the fund in which they are incurred and are included in the cost of securities purchased or sold.

             The TRW Employee Stock Ownership and Stock Savings Plan

E.     FEDERAL INCOME TAX STATUS OF THE PLAN

The Plan is exempt from federal income taxes as a qualified profit sharing plan. The Plan has received a favorable determination letter from the Internal Revenue Service as to the tax qualified status of the Plan. The Plan's Board of Administration believes that the Plan is in operational compliance with the Internal Revenue Code of 1986 and will remain qualified and exempt from federal income taxes.

F.     TRANSACTIONS WITH PARTIES-IN-INTEREST

Party-in-interest transactions include the purchase and sale of short-term investments managed by the Plan's Trustee, Bankers Trust Company.

At December 31, 1996, the Bankers Trust Pyramid Equity Index Fund holds 362,916 shares of TRW Inc. Common Stock having a fair value of $17,964,342.

Bankers Trust Company managed assets of the Plan of approximately $822,379,976 and $598,618,300 at December 31, 1997 and 1996, respectively, and received, in cash, trustee fees of $633,841 and $926,388 in 1997 and 1996, respectively.

There were no party-in-interest transactions which were prohibited under Department of Labor Regulations.

G.     NUMBER OF PARTICIPANTS BY FUND (UNAUDITED)

The summary below sets forth the number of contributing participants by their current investment option(s):


                                                DECEMBER 31
                                            1997           1996
                                         -------------------------

TRW Stock Fund                             17,779         16,062
Equity Fund                                17,738         16,438
Insured Return Fund                        12,815         14,844
Small Company Equity Fund                  12,014         10,631
Bond Index Fund                             4,500          4,490

The total number of participants in the Plan is less than the sum of the number of employees shown above because many are participating in more than one fund.

             The TRW Employee Stock Ownership and Stock Savings Plan

H.    TRANSFER OF ASSETS TO NEW TRUSTEE

Effective January 1, 1998, Putnam Investments began as recordkeeper, trustee, and investment manager for the plan replacing Bankers Trust and Benefit Services Corporation. Effective January 2, 1998, all assets held by Bankers Trust were transferred to Putnam Investments. In conjunction with the change in trustee, the plan also offered additional investment options.

As of January 1, 1998, participants may place their contributions in a choice of nine investment options consisting of eight investment funds and TRW Stock. The eight investment options in addition to TRW Stock are the following: Putnam Small Company Equity Portfolio (replaces Small Company Equity Fund), Putnam S&P 500 Index Portfolio (replaces Equity Fund), Putnam Income Fund (replaces Bond Index Fund), PRIMCO Stable Value Fund (formerly Insured Return Fund), Putnam Investors Fund, PBHG Emerging Growth Fund, Bernstein International Value Portfolio, and the George Putnam Fund of Boston. A full description of these investment options has been provided to participants in the October 1, 1997 Summary Plan Description.

             The TRW Employee Stock Ownership and Stock Savings Plan

                 Schedule of Assets Held for Investment Purposes

                                December 31, 1997


    Number of                                                                       Book                 Market
     Shares                             Description                                 Value                Value
---------------------------------------------------------------------------------------------------------------------

                  COMMON STOCK

                  STANDARD & POORS 500 COMMON STOCKS
                  AEROSPACE
         84,700   Boeing Co.                                                $       4,145,006    $       4,145,048
          5,800   General Dynamics Corp.                                              501,337              503,150
         15,900   Lockheed Martin Corp.                                             1,566,150            1,566,150
          5,100   Northrop Grumman Corp.                                              586,500              586,500
         19,700   Raytheon Co.                                                        994,850              994,850
         19,400   United Technologies Corp.                                         1,412,563            1,412,572
                                                                          -------------------------------------------
                  Total Aerospace                                                   9,206,406            9,208,270

                  AUTOMOTIVE
         47,100   Allied Signal Inc.                                                1,833,956            1,828,092
         14,100   Autozone Inc.                                                       408,900              408,900
         56,300   Chrysler Corp.                                                    1,981,056            1,981,084
          3,400   Cummins Engine Inc.                                                 200,813              200,814
          7,500   Dana Corp.                                                          356,250              356,250
          6,400   Eaton Corp.                                                         571,200              571,200
          5,200   Echlin Inc.                                                         188,175              188,178
         94,200   Ford Motor Co. Del.                                               4,586,363            4,574,635
         60,400   General Motors Corp.                                              3,661,750            3,669,300
         15,200   Genuine Parts Co.                                                   515,850              515,858
          7,100   Paccar Inc.                                                         372,750              372,750
          9,600   Parker Hannifin Corp.                                               440,400              440,400
         14,000   Tenneco Inc. New                                                    553,000              553,000
          5,200   Timken Co.                                                          178,750              178,750
                                                                          -------------------------------------------
                  Total Automotive                                                 15,849,213           15,839,211

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------


                  STANDARD & POORS 500 COMMON STOCKS--CONTINUED
                  BANKS
         11,400   BB&T Corp.                                                          730,313              730,318
         49,500   Banc One Corp.                                                    2,688,469            2,688,494
         32,700   Bank New York Inc.                                                1,890,469            1,890,485
         12,600   BankBoston Corp.                                                  1,183,613            1,183,619
         58,900   BankAmerica Corp.                                                 4,299,700            4,299,700
         17,400   Barnett Bks. Inc.                                                 1,250,625            1,250,625
         36,500   Chase Manhattan Corp.                                             3,996,750            3,996,750
         39,100   Citicorp                                                          4,943,706            4,943,726
          8,700   Comerica Inc.                                                       785,175              785,175
         17,400   Corestates Finl. Corp.                                            1,393,088            1,400,700
         12,700   Fifth Third Bancorp                                               1,038,225            1,038,225
         48,300   First UN Corp.                                                    2,475,375            2,475,375
         14,300   Huntington Bancshares Inc.                                          514,800              514,800
         41,500   MBNA Corp.                                                        1,133,469            1,133,490
         22,100   Mellon Bk. Corp.                                                  1,339,813            1,339,813
         15,600   Morgan J. P. & Co.                                                1,760,850            1,760,850
         18,400   National City Corp.                                               1,209,800            1,209,800
         60,100   Nationsbank Corp.                                                 3,654,831            3,654,861
         61,200   Norwest Corp.                                                     2,363,850            2,371,500
         27,800   PNC Bank Corp.                                                    1,586,338            1,582,876
          4,400   Republic N.Y. Corp.                                                 502,425              502,427
         13,400   State Street Corp.                                                  779,713              779,719
         19,100   SunTrust Bks. Inc.                                                1,363,263            1,363,263
         15,000   Synovus Fincl. Corp.                                                491,250              491,250
         20,300   US Bancorp. Del.                                                  2,272,331            2,272,341
         15,500   Wachovia Corp.                                                    1,257,438            1,257,438
         21,100   Washington Mut. Inc.                                              1,346,444            1,346,454
          7,600   Wells Fargo & Co.                                                 2,579,721            2,579,728
                                                                          -------------------------------------------
                  Total Banks                                                      50,831,844           50,843,802

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  BEVERAGE
         42,600   Anheuser Busch Cos. Inc.                                          1,874,400            1,874,400
          3,800   Brown Forman Corp.                                                  209,950              209,950
        208,300   Coca Cola Co.                                                    13,877,988           13,891,110
          3,500   Coors Adolph Cc. Cl. B                                              116,375              116,375
        125,500   PepsiCo Inc.                                                      4,572,906            4,549,375
                                                                          -------------------------------------------
                  Total Beverage                                                   20,651,619           20,641,210

                  BUILDING--FOREST PRODUCTS
         10,600   Avery Dennison Corp.                                                474,350              474,350
          4,200   Boise Cascade Corp.                                                 127,050              127,050
          7,700   Champion Intl. Corp.                                                348,906              348,910
          7,600   Georgia Pac. Corp                                                   461,700              461,700
          7,200   Johnson Ctls. Inc.                                                  343,800              343,800
          4,000   Kaufman & Broad Home Corp.                                           89,750               89,752
         46,700   Kimberly Clark Corp.                                              2,302,894            2,302,917
          9,100   Louisiana Pac. Corp.                                                172,900              172,900
          4,400   Owens Corning                                                       150,150              150,150
          2,500   Potlatch Corp.                                                      107,500              107,500
         15,800   Weyerhaeuser Co.                                                    775,188              775,195
          8,700   Willamette Inds. Inc.                                               280,031              280,036
                                                                          -------------------------------------------
                  Total Building--Forest Products                                   5,634,219            5,634,260

                  BUILDING--OTHER
          3,600   Armstrong World Inds. Inc.                                          269,100              269,100
          3,100   Centex Corp.                                                        195,106              195,108
          3,800   Crane Cp.                                                           164,825              164,825
          3,700   Fleetwood Enterprises Inc.                                          157,019              157,021
          6,900   Fluor Corp.                                                         257,888              257,888
         12,600   Masco Corp.                                                         641,025              641,025
          1,900   Pulte Corp.                                                          79,444               79,445
          8,400   Stanley Wks.                                                        396,374              396,379
                                                                          -------------------------------------------
                  Total Building--Other                                             2,160,781            2,160,790

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  CHEMICAL
          9,900   Air Prods. & Chems. Inc.                                            814,275              814,275
         19,000   Dow Chem. Co.                                                     1,928,500            1,928,500
         94,700   Du Pont E. I. De Nemours & Co.                                    5,687,919            5,687,966
          6,400   Eastman Chem Co.                                                    381,200              381,203
         11,800   Engelhard Corp.                                                     205,025              205,025
          3,400   FMC Corp. New                                                       228,863              228,864
          4,700   Goodrich B. F. Co.                                                  194,756              194,759
          5,300   Great Lakes Chem. Corp.                                             237,838              236,513
          8,300   Hercules Inc.                                                       415,519              415,523
         49,700   Monsanto Co.                                                      2,087,400            2,087,400
         11,100   Morton Intl. Inc. Ind. New                                          381,563              381,563
          5,600   Nalco Chem. Co.                                                     221,550              221,553
         14,100   PPG Inds. Inc.                                                      805,463              805,463
         13,800   Praxair Inc.                                                        621,000              621,000
          7,900   Raychem Corp. Calif.                                                340,194              340,198
          5,400   Rohm & Haas Co.                                                     517,050              517,050
          4,400   Safety Kleen Corp.                                                  120,725              120,727
          8,500   Sigma Aldrich Corp.                                                 337,875              337,875
         10,600   Union Carbide Corp.                                                 455,135              455,141
                                                                          -------------------------------------------
                  Total Chemical                                                   15,981,850           15,980,598

                  COAL
            500   Nacco Industries Inc. Cl. A                                          53,594               53,594

                  CONTAINER
          1,200   Ball Corp.                                                           42,375               42,450
         10,600   Crown Cork & Seal Inc.                                              531,325              531,325
         11,900   Owens Ill. Inc. New                                                 451,456              451,462
          8,400   Stone Container Corp.                                                87,675               91,350
          5,000   Temple Inland Inc.                                                  261,563              261,565
                                                                          -------------------------------------------
                  Total Container                                                   1,374,394            1,378,152

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  COSMETIC
          3,200   Alberto Culver Co.                                                  102,600              102,602
         12,100   Avon Prods. Inc.                                                    742,638              742,638
         47,100   Gillette Co.                                                      4,730,606            4,730,630
          8,400   International Flavors & Fragrances Inc.                             432,600              432,599
                                                                          -------------------------------------------
                  Total Cosmetic                                                    6,008,444            6,008,469

                  DRUG
         54,700   American Home Prods Corp.                                         4,184,550            4,184,550
         22,800   Amgen Inc.                                                        1,234,050            1,234,050
         84,100   Bristol Myers Squibb Co.                                          7,957,963            7,957,963
         92,600   Lilly Eli & Co.                                                   6,447,275            6,447,275
        100,000   Merck & Co. Inc.                                                 10,625,000           10,600,000
         40,900   Pharmacia & Upjohn Inc.                                           1,497,963            1,497,963
        108,300   Pfizer Inc.                                                       8,075,119            8,075,173
         60,600   Schering Plough Corp.                                             3,764,775            3,764,775
         22,700   Warner Lambert Co.                                                2,814,799            2,819,067
                                                                          -------------------------------------------
                  Total Drug                                                       46,601,494           46,580,816

                  ELECTRICAL EQUIPMENT
         37,000   Emerson Elec. Co.                                                 2,088,188            2,088,206
        273,200   General Electric Co.                                             20,046,050           20,046,050
          4,200   General Signal Corp.                                                177,188              177,190
          4,300   Grainger W. W. Inc.                                                 417,906              417,908
         16,600   Rockwell Intl. Corp. New                                            867,350              867,350
         15,100   Tellabs Inc.                                                        798,412              798,413
                                                                          -------------------------------------------
                  Total Electrical Equipment                                       24,395,094           24,395,117

                  ELECTRICAL HOUSEHOLD APPLIANCES
          8,300   Maytag Corp.                                                        309,694              309,698
         11,600   Rubbermaid Inc.                                                     290,000              290,000
          6,700   Whirlpool Corp.                                                     368,500              368,500
                                                                          -------------------------------------------
                  Total Electrical Household Appliances                               968,194              968,198

                  ELECTRONICS

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

         11,200   Advanced Micro Devices Inc.                                         200,900              198,800
         19,300   AMP Inc.                                                            810,600              810,600
          8,300   Andrew Corp.                                                        199,200              199,200
         30,600   Applied Matls. Inc.                                                 921,825              921,825
          6,800   Harris Corp. Del.                                                   311,950              311,950
         88,600   Hewlett Packard Co.                                               5,537,500            5,526,425
        137,500   Intel Corp.                                                       9,659,375            9,659,375
          7,100   KLA-Tencor Corporation
                     Frmly. Kla. Instrs. Corp                                         274,238              274,238
         13,300   LSI Logic Corp.                                                     262,675              261,013
         50,700   Motorola Inc.                                                     2,893,069            2,899,432
         12,500   National Semiconductor Corp.                                        324,219              324,225
          4,400   Perkin Elmer Corp.                                                  312,675              312,677
          8,200   Scientific Atlanta Inc.                                             137,350              137,350
          4,000   Tektronix Inc.                                                      158,750              158,752
         32,600   Texas Instruments                                                 1,467,000            1,467,000
          4,500   Thomas & Betts Corp.                                                212,624              212,624
                                                                          -------------------------------------------
                  Total Electronics                                                23,683,950           23,675,486

                  FINANCE
         38,900   American Express Co.                                              3,471,825            3,471,825
          4,900   Beneficial Corp.                                                    407,313              407,313
          4,000   Cincinnati Finl. Corp.                                              563,000              563,000
         58,200   Federal Home Ln. Mtg. Corp.                                       2,440,763            2,440,792
         88,900   Federal Natl. Mtg. Assn.                                          5,072,856            5,072,901
         24,700   First Chicago NBD Corp.                                           2,062,450            2,062,450
         22,900   Fleet Finl. Group Inc.                                            1,716,069            1,720,363
          8,300   Household Intl. Corp.                                             1,058,769            1,059,288
         18,700   Keycorp                                                           1,324,194            1,324,203
         10,000   MGIC Invt. Corp.                                                    665,000              665,000
         49,600   Morgan Stanley Dean Witter Discover & Co.                         2,932,600            2,932,600
          8,400   Providian Finl. Corp.                                               379,575              379,579

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  FINANCE--CONTINUED
         22,400   Schwab Charles Corp. New                                            939,400              939,411
         14,900   Sun America Inc.                                                    636,974              636,973
                                                                          -------------------------------------------
                  Total Finance                                                    23,670,788           23,675,698

                  FOOD
         49,200   Archer Daniels Midland Co.                                        1,067,025            1,067,050
         11,700   CPC Intl. Inc.                                                    1,260,675            1,263,600
         37,200   Campbell Soup Co.                                                 2,162,250            2,162,250
         39,500   Conagra Inc.                                                      1,296,094            1,308,438
         13,500   General Mills Inc.                                                  966,938              966,938
         30,400   Heinz H. J Co.                                                    1,544,700            1,544,715
         10,100   Hershey Foods Corp.                                                 625,569              625,574
         33,500   Kellogg Co.                                                       1,662,438            1,662,438
          5,000   Pioneer Hi Bred Intl. Inc.                                          536,250              536,250
         11,100   Quaker Oats Co.                                                     585,525              585,525
          8,700   Ralston-Ralston Purina Group                                        808,556              808,561
         40,200   Sara Lee Corp.                                                    2,263,763            2,263,783
          6,400   Supervalu Inc.                                                      268,000              268,000
         14,900   Sysco Corp.                                                         678,881              678,889
         12,700   Tricon Global Restaurants Inc.                                      369,094              369,100
         11,400   Wendys Intl. Inc.                                                   274,313              274,318
          8,500   Whitman Corp.                                                       221,531              221,536
          8,400   Wrigley Wm. Jr. Co.                                                 668,323              668,326
                                                                          -------------------------------------------
                  Total Food                                                       17,259,925           17,275,291

                  HOME FURNISHINGS
         13,000   Newell Co.                                                          552,500              552,500

                  HOTEL--MOTEL
         21,000   Hilton Hotels Corp.                                                 624,750              624,750
         10,800   Marriott Intl. Corp.                                                747,900              747,900
         15,500   Mirage Resorts Inc.                                                 352,625              352,625
                                                                          -------------------------------------------
                  Total Hotel--Motel                                                1,725,275            1,725,275

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  HOTEL--RESTAURANT
         12,900   Darden Restaurants Inc.                                             161,250              161,250
         56,700   McDonalds Corp.                                                   2,707,425            2,707,425
                                                                          -------------------------------------------
                  Total Hotel--Restaurant                                           2,868,675            2,868,675

                  INSURANCE
         13,100   Aetna Inc.                                                          924,369              924,375
         35,800   Allstate Corp.                                                    3,253,325            3,239,900
         21,600   American Gen. Corp.                                               1,167,750            1,167,761
         59,400   American Intl. Group Inc.                                         6,459,750            6,459,750
         13,500   AON Corp.                                                           791,438              791,438
          6,300   Cigna Corp.                                                       1,090,294            1,085,963
         15,200   Chubb Corp.                                                       1,149,500            1,149,500
         16,700   Conseco Inc.                                                        758,806              758,815
          6,100   General Re. Corp.                                                 1,293,200            1,293,200
         10,100   Hartford Finl. Svcs. Group Inc.                                     944,981              944,986
          9,800   ITT Inds. Inc.                                                      307,475              307,475
          5,800   Jefferson Pilot Corp.                                               451,675              451,675
          8,900   Lincoln Natl. Corp. Ind.                                            695,313              695,313
          9,900   Loews Corp.                                                       1,050,638            1,050,638
          7,300   MBIA                                                                487,731              487,735
         14,100   Marsh & McLennan Cos. Inc.                                        1,051,331            1,051,338
          6,100   Progressive Corp. Ohio                                              731,238              731,238
         10,600   Safeco Corp.                                                        516,750              516,750
          6,900   St. Paul Cos. Inc.                                                  566,231              566,235
          9,800   Torchmark Corp.                                                     412,213              413,442
         96,900   Travelers Group Inc. F/K/A Travelers Inc.                         5,220,488            5,220,488
         11,600   UNUM Corp.                                                          630,750              630,750
          9,800   USF&G Corp.                                                         216,210              216,215
                                                                          -------------------------------------------
                  Total Insurance                                                  30,171,456           30,154,980

                  INVESTMENT COMPANIES
         27,900   Merrill Lynch & Co. Inc.                                          2,034,956            2,034,920


             The TRW Employee Stock Ownership and Stock Savings Plan

    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  LEISURE AND RECREATION
          6,400   American Greetings Corp. Cl. A                                      250,400              250,400
          8,600   Brunswick Corp.                                                     260,688              260,692
         55,700   Disney (Walt) Company (Holding Company)                           5,517,781            5,514,300
          9,100   Harrahs Entmt. Inc.                                                 171,763              171,763
         11,100   Hasbro Inc.                                                         349,650              349,650
          1,800   Jostens Inc.                                                         41,513               41,513
         24,000   Mattel Inc.                                                         893,999              894,000
                                                                          -------------------------------------------
                  Total Leisure and Recreation                                      7,485,794            7,482,318

                  MACHINERY--AGRICULTURE
         21,400   Deere & Co.                                                       1,247,888            1,246,550

                  MACHINERY--TOOLS
          7,900   Black & Decker Corp.                                                308,594              308,598
          3,500   Cincinnati Milacron Inc.                                             90,781               90,783
         20,200   Illinois Tool Wks Inc.                                            1,214,525            1,214,525
          6,100   Snap On Inc.                                                        266,113              266,112
                                                                          -------------------------------------------
                  Total Machinery--Tools                                            1,880,013            1,880,018

                  MACHINERY--OTHER
          2,300   Briggs & Stratton Corp.                                             111,694              111,695
          6,200   Case Equip. Corp.                                                   374,713              374,716
         30,200   Caterpillar Inc.                                                  1,466,588            1,464,700
          9,700   Cooper Inds. Inc.                                                   475,300              475,300
         20,500   Dover Corp.                                                         740,563              740,563
         13,500   Dresser Inds. Inc.                                                  566,156              566,163
          4,100   Harnischfeger Inds. Inc.                                            144,781              144,783
         12,300   Ingersoll Rand. Co.                                                 498,150              498,150
          3,600   Millipore Corp.                                                     122,175              122,177
         10,300   Pall Corp.                                                          213,081              213,086
     21,013,683   TRW Inc.                                                        526,183,117        1,121,605,331
         13,200   Textron Inc.                                                        825,000              825,000
         13,500   Thermo Electron Corp.                                               600,749              593,999
                                                                          -------------------------------------------
                  Total Machinery--Other                                          532,322,067        1,127,735,663

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  MEDICAL SUPPLY AND SERVICE
         65,100   Abbott Labs                                                       4,268,119            4,264,050
          4,800   Allergan Inc.                                                       161,100              161,102
          7,100   Alza Corp. Cl. A                                                    225,869              225,872
          5,800   Bard C R Inc.                                                       181,613              181,615
          4,300   Bausch & Lomb Inc.                                                  170,388              170,388
         23,700   Baxter Intl. Inc.                                                 1,195,369            1,195,381
         10,300   Becton Dickinson & Co.                                              515,000              515,000
          9,400   Biomet Inc.                                                         240,875              240,875
         16,300   Boston Scientific Corp.                                             747,763              747,763
          9,900   Cardinal Health Inc.                                                743,738              743,738
         54,300   Columbia/HCA Healthcare Corp.                                     1,608,638            1,608,638
         12,700   Guidant Corp.                                                       790,575              790,575
         16,200   HBO & Co.                                                           777,600              777,600
         30,800   Healthsouth Corp.                                                   854,700              854,700
         13,400   Humana Inc.                                                         278,050              278,050
        111,700   Johnson & Johnson                                                 7,358,238            7,358,238
          4,800   Manor Care Inc.                                                     168,000              168,000
         40,800   Medtronic Inc.                                                    2,134,350            2,142,000
          8,900   St. Jude Med. Inc.                                                  271,450              271,450
          2,100   Shared Med. Sys. Corp.                                              138,600              138,600
         23,800   Tenet Healthcare Corp.                                              788,375              788,375
         15,200   United Healthcare Corp.                                             755,250              755,258
          5,500   United States Surgical Corp.                                        161,215              161,219
                                                                          -------------------------------------------
                  Total Medical Supply and Service                                 24,534,875           24,538,487

                  METALS--ALUMINUM
         14,800   Aluminum Co. Amer.                                                1,041,550            1,041,550
          6,600   Reynolds Metals Co.                                                 396,000              396,000
                                                                          -------------------------------------------
                  Total Metals--Aluminum                                            1,437,550            1,437,550

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  METALS--STEEL
         14,700   Allegheny Teledyne Inc.                                             380,363              380,363
         11,000   Armco Inc.                                                           54,313               54,318
          9,400   Bethlehem Stl. Corp.                                                 81,075               81,667
          4,200   Inland Steel Inds. Inc.                                              71,925               71,925
          7,200   Nucor Corp.                                                         347,850              347,854
          8,300   USX--US Steel Group                                                 259,375              259,375
          5,900   Worthington Inds. Inc.                                               97,350               97,350
                                                                          -------------------------------------------
                  Total Metals--Steel                                               1,292,251            1,292,852

                  METALS--OTHER
          4,000   Asarco Inc.                                                          89,750               89,752
         19,400   Battle Mtn. Gold Co. Cl.                                            113,975              111,550
          7,900   Cyprus Amax Minerals Co.                                            121,463              121,463
          8,900   Freeport-McMoran Copper & Gold Inc.
                     Cl. B VOM                                                        140,175              140,175
         12,000   Homestake Mng. Co.                                                  106,500              106,500
         11,400   Newmont Mng. Corp.                                                  334,875              334,875
          5,200   Phelps Dodge Corp.                                                  323,700              323,700
                                                                          -------------------------------------------
                  Total Metals--Other                                               1,230,438            1,228,015

                  MISCELLANEOUS
          2,900   Aeroquip-Vickers I                                                  142,281              142,283
         60,100   CBS Corp.                                                         1,769,194            1,769,224
         12,400   DTE Energy                                                          430,125              430,131
         33,300   Edison Intl.                                                        905,344              905,360
         16,300   Fort James Corp.                                                    623,475              623,475
         14,000   Fortune Brands Inc.                                                 518,875              518,882
          6,100   Grace W R & Co. Del.                                                490,669              490,672
          6,200   Mallinckrodt Inc. New                                               235,600              235,600
         11,500   Nextlevel Sys. Inc.                                                 205,563              205,563
                                                                          -------------------------------------------
                  Total Miscellaneous                                               5,321,126            5,321,190

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  OFFICE EQUIPMENT
          6,200   Adobe Sys. Inc.                                                     255,750              255,750
         10,600   Apple Computer                                                      139,125              139,125
          4,400   Autodesk Inc.                                                       162,800              162,800
         24,500   Automatic Data Processing Inc.                                    1,503,688            1,503,688
         16,500   Bay Networks Inc.                                                   421,781              422,813
         11,800   Cabletron Sys. Inc.                                                 177,000              177,000
          5,600   Ceridian Corp.                                                      256,550              256,553
         85,100   Cisco Sys. Inc.                                                   4,744,325            4,744,325
         63,900   Compaq Computer Corp.                                             3,606,356            3,610,350
         46,500   Computer Assoc. Intl. Inc.                                        2,458,688            2,464,500
          7,200   Computer Sciences Corp.                                             601,200              601,200
          3,800   Data Gen. Corp.                                                      66,263               66,264
         28,100   Dell Computer Corp.                                               2,360,400            2,360,400
         12,600   Digital Equip. Corp.                                                466,200              467,775
         39,300   EMC Corp. Mass.                                                   1,078,294            1,078,313
         33,200   First Data Corp.                                                    971,100              971,100
          9,700   Honeywell Inc.                                                      664,450              664,450
         12,400   Ikon Office Solutions Inc.                                          348,750              348,750
         82,000   International Business Machs. Corp.                               8,574,125            8,579,250
        100,900   Microsoft Corp.                                                  13,041,325           13,041,325
         17,100   Micron Technology Inc.                                              444,600              443,540
         35,100   Minnesota Mng. & Mfg. Co.                                         2,880,394            2,880,411
          6,200   Moore Corp. Ltd.                                                     93,775               93,775
         26,900   Novell Inc.                                                         201,750              201,750
         81,400   Oracle Corp.                                                      1,816,238            1,816,278
         10,500   Parametric Technology Corp.                                         497,438              497,438
         12,200   Pitney Bowes Inc.                                                 1,097,238            1,097,244
         20,900   Seagate Technology                                                  402,325              402,325
         14,500   Silicon Graphics Inc.                                               180,344              178,539
         31,000   Sun Microsystems                                                  1,236,125            1,236,125
         28,900   3 Com Corp.                                                       1,009,694            1,009,708
         14,900   Unisys Corp.                                                        206,738              206,738
         27,000   Xerox Corp.                                                       1,992,938            1,994,625
                                                                          -------------------------------------------
                  Total Office Equipment                                           53,957,767           53,974,227

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  OIL--DOMESTIC
          8,500   Amerada Hess Corp.                                                  466,438              466,438
         41,300   Amoco Corp.                                                       3,515,663            3,515,663
          7,700   Apache Corp.                                                        269,981              269,985
          5,800   Ashland Inc.                                                        311,388              311,390
         27,800   Atlantic Richfield Co.                                            2,227,475            2,227,475
         15,100   Burlington Res. Inc.                                                676,669              676,676
          4,100   Kerr McGee Corp.                                                    259,581              259,583
         26,700   Occidental Pete. Corp.                                              782,644              782,657
          3,600   Pennzoil Co.                                                        240,525              240,527
         20,800   Phillips Pete. Co.                                                1,011,400            1,011,400
          6,300   Sun Co.                                                             264,994              264,997
         23,900   USX-Marathon Group. Inc.                                            806,625              806,625
         20,800   Union Pac. Res. Group Inc.                                          504,400              504,400
         20,800   Unocal Corp.                                                        807,300              807,310
         14,000   Williams Cos.                                                       397,250              399,000
                                                                          -------------------------------------------
                  Total Oil--Domestic                                              12,542,333           12,544,126

                  OIL--INTERNATIONAL
         53,800   Chevron Corp.                                                     4,142,600            4,142,600
        208,200   Exxon Corp.                                                      12,739,238           12,739,342
         66,700   Mobil Corp.                                                       4,814,906            4,814,940
         41,800   Schlumberger Ltd.                                                 3,364,900            3,364,900
         44,600   Texaco Inc.                                                       2,425,125            2,425,125
                                                                          -------------------------------------------
                  Total Oil--International                                         27,486,769           27,486,907

                  OIL--SERVICE
         13,400   Baker Hughes Inc.                                                   584,575              584,575
          4,700   Foster Wheeler Corp.                                                127,194              127,196
         21,400   Halliburton Co.                                                   1,111,463            1,110,125
          4,200   Helmerich & Payne Inc.                                              142,538              142,538
          5,000   McDermott Intl. Inc.                                                183,125              183,125

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  OIL--SERVICE--CONTINUED
          9,700   Oryx Energy Co.                                                     247,350              247,350
          7,800   Rowan Cos. Inc.                                                     237,900              237,900
        179,200   Royal Dutch Pete. Co.                                             9,710,400            9,710,490
          4,700   Western Atlas Inc.                                                  347,800              347,800
                                                                          -------------------------------------------
                  Total Oil--Service                                               12,692,345           12,691,099

                  PAPER
          4,900   Bemis Inc.                                                          215,906              215,909
         25,600   International Paper Co.                                           1,104,000            1,104,000
         10,300   Mead Corp.                                                          288,400              288,400
          6,100   Union Camp. Corp.                                                   327,494              327,497
          8,400   Westvaco Corp.                                                      264,075              264,079
                                                                          -------------------------------------------
                  Total Paper                                                       2,199,875            2,199,885

                  PHOTOGRAPHIC
         27,200   Eastman Kodak Co.                                                 1,654,100            1,647,314
          3,800   Polaroid Corp.                                                      185,013              185,014
                                                                          -------------------------------------------
                  Total Photographic                                                1,839,113            1,832,328

                  POLLUTION CONTROL
         16,800   Browning Ferris Inds. Inc.                                          621,600              621,600
         38,200   Waste Mgmt. Inc. New                                              1,050,500            1,050,500
                                                                          -------------------------------------------
                  Total Pollution Control                                           1,672,100            1,672,100

                  PUBLISHING
          8,000   Deluxe Corporation                                                  276,000              276,000
         12,100   Donnelley R R & Sons Co.                                            450,725              450,725
          6,200   Dow Jones & Co. Inc.                                                332,863              332,866
         14,500   Dun & Bradstreet Corp.                                              448,594              448,601
         23,400   Gannett Inc.                                                      1,446,413            1,446,424
          2,500   Harland John H. Co.                                                  52,500               52,500
          7,900   Knight Ridder Inc.                                                  410,800              410,800

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  PUBLISHING--CONTINUED
          8,300   McGraw Hill Companies Inc.                                          614,200              614,200
          4,400   Meredith Corp.                                                      157,025              157,027
          8,300   New York Times Co. Cl. A                                            548,838              548,838
         43,300   Time Warner Inc.                                                  2,684,600            2,684,600
          5,700   Times Mirror Co. New. Com. Ser. A                                   350,550              350,550
         10,900   Tribune Co. New.                                                    678,525              678,525
                                                                          -------------------------------------------
                  Total Publishing                                                  8,451,633            8,451,656

                  REAL ESTATE
         12,700   Green Tree Finl. Corp. F/K/A Green Tree Accep. Inc.
                                                                                      332,581              332,588

                  RETAILING
         20,900   Albertsons Inc.                                                     990,138              987,525
         23,200   American Stores Co. New                                             477,050              477,062
         13,700   CVS Corp.                                                           877,656              877,663
          6,300   Charming Shoppes Inc.                                                29,531               29,534
          8,100   Circuit City Stores Inc.                                            288,056              288,060
         14,500   Cognizant Corp.                                                     646,156              647,063
         18,200   Costco Cos. Inc.                                                    812,175              812,175
         19,000   Dayton Hudson Corp.                                               1,282,500            1,282,500
         10,200   Dillards Inc. Cl. A                                                 359,550              359,550
         17,900   Federated Dept. Stores Inc. Del.                                    770,819              770,828
         22,500   Gap Stores Inc.                                                     797,344              797,355
          5,900   Giant Food Inc. Cl. A                                               198,756              198,759
          3,300   Great Atlantic & Pac. Tea Inc.                                       97,969               97,970
          4,400   Harcourt General Inc.                                               240,900              240,900
         60,400   Home Depot Inc.                                                   3,556,050            3,556,050
          9,500   ITT Corp.                                                           787,313              784,938
         41,400   K Mart Corp.                                                        478,688              476,100
         22,000   Kroger Co.                                                          812,625              808,500
         20,700   Limited Inc.                                                        527,850              527,850

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  RETAILING--CONTINUED
          3,400   Longs Drug Stores Inc.                                              109,225              109,225
         14,400   Lowes Cos. Inc.                                                     686,700              686,707
         20,900   May Dept. Stores CO.                                              1,101,169            1,101,179
          2,600   Mercantile Stores Inc.                                              158,275              158,275
          6,400   Nordstrom Inc.                                                      386,400              386,400
         21,600   Penney J. C. Inc.                                                 1,302,750            1,302,761
          5,400   Pep Boys Manny Moe & Jack                                           128,925              128,925
          9,100   Rite Aid Corp.                                                      534,056              534,625
         32,300   Sears Roebuck & Co.                                               1,461,575            1,461,575
         14,500   Sherwin Williams CO.                                                402,375              402,375
         13,900   TJX Cos. Inc. New                                                   477,813              477,813
          9,300   Tandy Corp.                                                         358,631              358,636
         25,200   Toys R Us Inc.                                                      792,225              792,238
          5,600   Tupperware Corp.                                                    156,100              156,100
        187,800   Wal Mart Stores Inc.                                              7,406,363            7,406,456
         39,800   Walgreen Co.                                                      1,248,725            1,248,725
         10,600   Winn Dixie Stores Inc.                                              463,088              463,093
         12,000   Woolworth Corp.                                                     244,500              244,500
                                                                          -------------------------------------------
                  Total Retailing                                                  31,450,021           31,439,990

                  SAVINGS AND LOAN
          8,600   Ahmanson H. F. & Co.                                                575,663              575,667
          4,900   Golden West Finl. Corp.                                             479,281              479,284
                                                                          -------------------------------------------
                  Total Savings and Loan                                            1,054,944            1,054,951

                  SERVICE
         41,700   Airtouch Communication                                            1,733,156            1,733,177
          9,300   Block H & R Inc.                                                    416,756              416,761
         67,300   Cendant Corp.                                                     2,313,438            2,313,438
          8,600   Countrywide Cr. Inds. Inc.                                          368,725              368,725
          5,300   EG & G Inc.                                                         110,306              110,309
          4,300   Ecolab Inc.                                                         238,381              238,383

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  SERVICE--CONTINUED
         12,600   Equifax Inc.                                                        446,513              446,519
         10,500   Interpublic Group Cos. Inc.                                         523,031              523,037
          3,700   National Svc. Inds. Inc.                                            183,381              183,383
          6,800   Omnicon Group                                                       288,150              288,150
          2,400   Oneok Inc. New                                                       96,900               96,900
         21,100   Service Corp. Intl.                                                 779,381              775,425
          5,300   Transamerica Corp.                                                  564,450              564,450
         43,500   Tyco Intl. Ltd. New                                               1,960,220            1,960,240
                                                                          -------------------------------------------
                  Total Service                                                    10,022,788           10,018,897

                  SOAP
          9,500   Clorox Co.                                                          751,094              754,063
         25,700   Colgate Palmolive Co.                                             1,888,950            1,888,950
        113,300   Proctor & Gamble Co.                                              9,042,756            9,042,812
                                                                          -------------------------------------------
                  Total Soap                                                       11,682,800           11,685,825

                  TEXTILE AND APPAREL
         18,300   Corning Inc.                                                        679,388              679,388
          5,700   Fruit of the Loom Cl. A                                             146,063              146,063
          5,800   Liz Claiborne Inc.                                                  242,513              242,515
         16,200   Nike Inc. Cl. B                                                     635,850              632,821
          4,300   Reebok Intl. Ltd.                                                   123,894              123,896
          3,000   Russell Corp.                                                        79,688               79,689
          1,100   Springs Inds. Inc.                                                   57,200               57,200
         10,800   V F Corp.                                                           496,123              502,199
                                                                          -------------------------------------------
                  Total Textile and Apparel                                         2,460,719            2,463,771

                  TIRE AND RUBBER
          7,800   Cooper Tire & Rubber Co.                                            190,125              190,125
         12,300   Goodyear Tire & Rubber Co.                                          782,588              782,588
                                                                          -------------------------------------------
                  Total Tire and Rubber                                               972,713              972,713

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  TOBACCO
        202,200   Philip Morris Cos. Inc.                                           9,162,188            9,149,550
         15,900   UST Inc.                                                            587,306              587,314
                                                                          -------------------------------------------
                  Total Tobacco                                                     9,749,494            9,736,864

                  TRANSPORTATION--AIR TRANSPORT
          7,700   AMR Corp. Del.                                                      989,450              989,450
          6,500   Delta Air Lines Inc. Del.                                           773,500              773,500
         19,700   Southwest Airls. Co.                                                485,113              485,113
          7,100   US Airways Group Inc.                                               443,750              443,750
                                                                          -------------------------------------------
                  Total Transportation--Air Transport                               2,691,813            2,691,813

                  TRANSPORTATION--OTHER
         13,700   Burlington Nortn. Santa Fe Corp.                                  1,273,244            1,273,251
         18,100   CSX Corp.                                                           977,400              977,400
          3,300   Caliber Sys. Inc.                                                   160,669              160,670
          2,400   Eastern Enterprises                                                 108,000              108,000
          9,700   Federal Express Corp.                                               592,306              592,311
          5,400   Navistar Intl. Corp. New                                            133,988              133,990
         32,400   Norfolk Southn Corp.                                                998,325              988,200
          7,300   Ryder Sys. Inc.                                                     239,075              239,075
         20,300   Union Pac. Corp.                                                  1,267,481            1,271,288
                                                                          -------------------------------------------
                  Total Transportation--Other                                       5,750,488            5,744,185

                  TV AND RADIO BROADCASTERS
          7,400   Clear Channel Communications Inc.                                   587,838              587,841
         27,700   Comcast Corp.                                                       874,281              874,295
          3,100   King World Productions Inc.                                         179,025              179,025
         39,100   Tele Communications Inc. New TCI Group
                     Ser. A                                                         1,092,356            1,092,376
         49,800   US West Inc.                                                      1,437,975            1,437,975
         24,400   Viacom Inc. Class B Non-Vtg.                                      1,011,075            1,011,087
                                                                          -------------------------------------------
                  Total TV and Radio Broadcasters                                   5,182,550            5,182,599

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------


                  UTILITY--ELECTRIC
         17,300   American Elec. Pwr. Inc.                                            893,113              893,113
         12,900   Baltimore Gas & Elec. Co.                                           439,406              440,213
         10,900   Carolina Pwr. & Lt. Co.                                             462,569              461,888
         17,500   Central & South West Corp.                                          473,594              473,603
         13,300    Cinergy Corp.                                                      509,556              509,563
         19,300   Consolidated Edison Co. N Y Inc.                                    791,300              791,300
         14,900   Dominion Res. Inc. V. A.                                            634,181              634,189
         29,400   Duke Energy Corporation                                           1,628,025            1,628,025
         24,500   Entergy Corp. New                                                   733,469              733,481
         15,300   FPL Group Inc.                                                      905,569              905,576
         15,900   Firstenergy Corp.                                                   461,100              461,100
         10,200   GPU Inc.                                                            429,675              429,675
         20,900   Houston Inds. Inc.                                                  557,769              559,075
         11,100   Niagara Mohawk Pwr. Corp.                                           116,550              116,550
          4,900   Northern Sts. Pwr. Co. Minn.                                        285,425              285,425
         20,600   Peco Energy Co.                                                     499,550              499,550
         37,000   P G & E Corp.                                                     1,126,188            1,121,581
         13,600   P P & L Res. Inc.                                                   325,550              325,557
         24,900   Pacificorp Com.                                                     680,081              680,094
         19,300   Public Svc. Enterprise Group Inc. Hldg. Co.                         611,569              613,991
         61,200   Southern Co.                                                      1,583,550            1,583,550
         22,100   Texas Utils. Co.                                                    918,531              917,150
         18,600   Unicom Corp.                                                        571,950              571,950
          6,600   Union Elec. Co.                                                     285,449              285,447
                                                                          -------------------------------------------
                  Total Utility--Electric                                          15,923,719           15,921,646

                  UTILITY--NATURAL GAS
          5,000   Anadarko Pete Corp.                                                 303,438              303,440
          8,800   Coastal Corp.                                                       545,050              545,054
          4,600   Columbia Gas Sys. Inc.                                              361,388              361,390
          7,400   Consolidated Nat. Gas. Co.                                          447,700              447,700

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                  UTILITY--NATURAL GAS--CONTINUED
         23,800   Enron Corp.                                                         989,188              989,199
          4,100   Nicor Inc.                                                          172,969              172,971
          6,500   Pacific Enterprises                                                 244,563              244,563
          3,200   Peoples Energy Corp.                                                126,000              126,000
          7,300   Sonat Inc.                                                          333,973              333,975
                                                                          -------------------------------------------
                  Total Utility--Natural Gas                                        3,524,269            3,524,292

                  UTILITY--TELEPHONE
        136,000   AT&T Corp.                                                        8,330,300            8,338,568
         15,400   Alltel Corp.                                                        632,363              632,370
         44,800   Ameritech Corporation                                             3,606,400            3,606,400
         66,100   Bell Atlantic Corp.                                               6,015,100            6,015,100
         83,466   Bellsouth Corp.                                                   4,657,044            4,700,221
          9,800   DSC Communications Corp.                                            235,200              235,200
         11,900   Frontier Corp.                                                      286,344              285,600
         80,900   GTE Corp.                                                         4,227,025            4,227,025
         53,700   Lucent Technologies Inc.                                          4,289,288            4,289,288
         57,800   MCI Communications Corp.                                          2,474,563            2,474,591
         76,900   SBC Communications Inc.                                           5,632,925            5,632,925
         28,100   Sprint Corp.                                                      1,647,363            1,647,363
         42,400   US West Inc.                                                      1,913,300            1,913,300
         77,300   Worldcom Inc. GA                                                  2,338,301            2,338,366
                                                                          -------------------------------------------
                  Total Utility--Telephone                                         46,285,516           46,336,317
                                                                          -------------------------------------------
                  TOTAL DOMESTIC COMMON STOCK                                   1,146,363,023        1,741,776,735

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------


                  BEVERAGE
         29,800   Seagram Ltd.                                                        962,913              962,927

                  ELECTRONICS
         21,900   Northern Telecom Ltd.                                             1,949,100            1,943,625

                  FOOD
         53,800   Unilever N V New York Shs.                                        3,359,138            3,359,164

                  MACHINERY--OTHER
          8,000   Echo Bay Mines Ltd.                                                  19,500               19,504

                  METALS--ALUMINUM
         17,300   Alcan Alum. Ltd. New                                                477,913              477,913

                  METALS--OTHER
         32,900   Barrick Gold. Corp.                                                 612,763              612,763
         12,100   Inco Ltd.                                                           205,700              205,700
         19,900   Placer Dome Inc.                                                    252,481              252,491
                                                                          -------------------------------------------
                  Total Metals--Other                                               1,070,944            1,070,954

                  TRANSPORTATION--OTHER
         23,800   Laidlaw Inc.                                                        324,273              324,275
                                                                          -------------------------------------------
                  TOTAL FOREIGN COMMON STOCK                                        8,163,781            8,158,362
                                                                          -------------------------------------------

                  TOTAL STANDARD AND POORS 500 COMMON STOCK                     1,154,526,804        1,749,935,097

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   RUSSELL 2500 COMMON STOCKS
                   AEROSPACE
          2,100    BE Aerospace, Inc.                                                $ 56,175            $ 56,175
          2,000    Coltec Inds. Inc.                                                   46,375              46,376
            600    Curtiss Wright Corp.                                                21,787              21,788
          1,900    Kaman Corp. Cl.                                                     31,113              31,112
          1,300    Lavne Inc.                                                          16,900              16,900
          3,600    Newport News Shipbuilding                                           91,575              91,577
          3,100    Orbital Science Corp.                                               92,225              92,225
            800    Thiokol Corp.                                                       65,000              65,000
                                                                           ------------------------------------------
                   Total Common Stock and Aerospace                                   421,150             421,153

                   AUTOMOTIVE
          2,000    Aftermarket Technology Corp.                                      $ 36,250            $ 36,250
          2,200    Arvin Inds. Inc.                                                    73,288              73,288
          3,900    Autolin Incorporated                                               127,725             127,725
          1,200    Aviall Inc. New.                                                    17,925              17,925
          1,200    Barnes Group Inc.                                                   27,300              27,300
            600    Borg Warner Automotive Inc.                                         31,200              31,200
          1,500    Borg Warner Secs. Corp.                                             26,438              26,438
          1,400    Breed Technologies Inc.                                             25,550              25,550
          1,000    Chicago Miniature Lamp Inc.                                         33,750              33,750
            500    Compart Inc.                                                         8,938               8,938
          1,300    Detroit Diesel Corp.                                                30,875              30,875
          1,400    Discount Auto Pts. Inc.                                             26,775              26,775
          2,000    Donaldson Inc.                                                      90,125              90,126
          1,500    Excel Inds. Inc.                                                    27,094              27,094
          1,700    Exide Corp.                                                         43,988              43,988
          4,200    Federal Mogul Corp.                                                170,100             170,100
          3,300    Gentex Corp.                                                        88,688              88,688
          5,800    Harley Davidson Inc.                                               158,775             158,050
          2,800    Lear Corp.                                                         133,000             133,000
          2,200    Mascotech Inc.                                                      40,425              40,425
          2,800    Modine Mfg. Co.                                                     95,550              95,550

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   RUSSELL 2500 COMMON STOCKS--CONTINUED
                   AUTOMOTIVE--CONTINUED
          1,300    Myers Inds. Inc.                                                    22,181              22,181
            600    O Reilly Automotive Inc.                                            15,750              15,750
          1,600    Spx Corp.                                                          110,400             110,400
          1,100    Standard Mtr. Prods. Inc. Cl A                                      24,819              24,819
          1,700    Standard Prods. Co.                                                 43,563              43,563
          3,200    Steward & Stevenson Svcs. Inc.                                      81,600              81,600
          2,300    Superior Inds. Intl. Inc.                                           61,669              61,669
          1,900    Titan International Inc.                                            38,119              37,882
          2,000    Tower Automotive Inc.                                               84,125              84,126
          1,300    United Auto Group Inc.                                              23,563              23,806
          2,600    US Freightways Corp.                                                84,500              84,500
          2,100    Wabash Natl. Corp.                                                  59,719              59,719
          1,500    Westinghouse Air Brake Co. New                                      38,438              38,438
          1,900    Wynns Intl. Inc.                                                    60,557              60,565
                                                                           ------------------------------------------
                   Total Automotive                                                 2,062,762           2,062,053

                   BANKS
          3,300    Amsouth Bancorporation                                             179,231             179,233
            900    Anchor Bancorp Wis Inc.                                             32,738              32,738
          5,400    Associated Banc. Corp                                              297,675             297,675
            800    BSB Bancorp. Inc.                                                   28,600              28,600
          2,000    Bancorpsouth Inc.                                                   94,500              94,500
          1,400    Bank Granite Corp.                                                  43,050              43,050
          3,100    Bank UTD Corp.                                                     151,706             151,708
            800    Bank North Group Inc.                                               51,400              51,400
          1,100    Brenton Bks Inc.                                                    44,000              44,000
            600    CBT Corp. Ky.                                                       18,600              18,600
            500    CCB Finl. Corp.                                                     53,750              53,750
          1,700    CNB Banc. Shares Inc.                                               81,919              81,919
            700    Capital Bancorp. Fla.                                               40,469              40,469
            300    Capital One Finl. Corp.                                             16,256              16,256
            800    Centura Bk. Inc.                                                    55,200              55,200
          1,500    Chittenden Corp.                                                    52,500              52,500

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   BANKS--CONTINUED
          1,300    Citfed Bancorp. Inc.                                                50,700              50,700
          1,700    Citizens Bkg. Corp. Mich.                                           58,650              58,650
          1,200    City Natl. Corp.                                                    44,325              44,326
          3,100    Colonial Bancgroup Inc.                                            106,756             106,758
          1,800    Commerce Bancorp Inc. NH                                            91,800              91,800
          1,400    Commerce Banchshares Inc.                                           94,850              94,850
            600    Community Bk. Sys. Inc.                                             18,787              18,788
          1,700    Community First Bankshares Inc.                                     90,525              90,525
            900    Community Tr. Bancorp. Inc.                                         28,013              28,013
            800    Corus Bankshares Inc.                                               31,650              31,650
          4,600    Crestar Finl. Corp.                                                262,200             262,200
          1,100    Deposit Gty. Corp.                                                  62,563              62,563
          3,700    Dime Bancorp. Inc. New                                             111,925             111,925
            700    F&M Bancorporation Inc.                                             28,175              28,175
          2,100    F&M National Corp.                                                  72,056              72,188
          2,500    First Amern Corp. Tenn                                             124,375             124,375
          3,700    First of America Bank Corp.                                        285,363             285,363
          1,100    First Citizens Bancshares Inc. N C.                                114,434             114,434
          1,700    First Colo Bancorp Inc.                                             40,375              40,375
            900    First Comm. Bancshares Inc. Cl B                                    29,250              29,250
          1,700    First Comm. Corp.                                                  114,325             114,325
            700    First Coml. Corp.                                                   41,038              41,038
          2,300    First Comwlth Finl. Corp.                                           80,644              80,645
            800    First Fd. Cap. Corp.                                                27,100              27,100
            300    First Empire St. Corp.                                             139,500             139,500
            900    First Finl. Bankshares Inc.                                         38,588              38,588
          1,600    First Finl. Bancorp                                                 77,200              77,200
            500    First Finl. Corp. Inc.                                              30,250              30,250
            700    First Finl. Hldgs. Inc.                                             37,188              37,188
            500    First Hawaiian Inc.                                                 19,875              19,875
          1,400    First Ind. Corp.                                                    42,350              42,350
          1,500    First Midwest Bancorp. Inc. Del                                     65,625              65,625
            700    First Svgs. Bk. Sla Perth Amboy N J                                 38,150              38,150
          1,100    First Svgs Bk. Wash Bancorp Inc.                                    30,250              30,250

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   BANKS--CONTINUED
          4,800    First Sec. Corp. Del.                                              201,000             201,000
            800    First Source Corp.                                                  25,500              25,500
          2,800    First Tenn Natl. Corp.                                             186,900             186,900
            900    First Utd Bancshares Inc. Alk                                       37,800              37,800
          1,800    First Va Bks Inc.                                                   93,038              93,038
          4,900    Firstar Corp New                                                   207,944             207,946
          1,200    Firstbank P R San Juan                                              40,875              40,876
          1,600    Firstbank Ill Co.                                                   58,900              58,900
          1,800    Firstmerit Corp                                                     51,075              51,075
          1,800    Fort Wayne Natl. Corp. Ind.                                         82,800              82,800
          4,600    Fulton Finl. Corp. PA                                              149,500             149,500
            700    GBC Bancorp Calif.                                                  44,625              44,625
          1,800    Golden St. Bancorp. Inc.                                            67,275              67,388
          2,800    Hubco Inc.                                                         109,550             109,550
            900    Hamilton Bancorp Inc. Fla                                           26,213              26,213
            800    Hancock Hldg. Co.                                                   48,400              48,400
            700    Harleyville Natl. Corp. Pa                                          29,400              29,400
          1,100    Heritage Finl. Svcs. Inc.                                           31,900              31,900
          4,400    Hibernia Corp.                                                      82,775              83,050
          2,100    Imperial Bancorp. Inc.                                             103,556             103,557
            800    Interwest Bancorp. Inc.                                             30,200              30,200
            800    JSB Financial Inc.                                                  40,050              40,050
          1,200    Klamath First Bancorp Inc.                                          25,800              25,800
          4,600    Lehman Bros. Hldgs. Inc.                                           234,600             234,600
          1,000    Life Bancorp. Inc.                                                  36,625              36,625
          2,700    Long Is Bancorp.                                                   133,988             133,988
          1,600    Maf Bancorp. Inc.                                                   56,600              56,600
          3,600    Magna Group Inc.                                                   164,700             164,700
            900    Mainstreet Bankgroup Inc.                                           25,088              25,088
          3,800    Marshall & Ilsley Corp.                                            236,075             236,075
          5,300    Mercantile Bancorporation Inc.                                     325,950             325,950
          2,500    Mercantile Bankshares Corp.                                         97,813              97,813
          1,000    Merchants N Y Bancorp. Inc.                                         42,000              42,000
          2,600    Mid AM Inc.                                                         66,950              66,950

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   BANKS--CONTINUED
            800    Mid Amer. Bancorp.                                                  26,900              26,900
            800    Nbt. Bancorp. Inc.                                                  21,600              21,600
            400    National Bancorp. Alaska Inc.                                       50,600              50,600
          1,200    Natl. City Bancshares Inc.                                          53,700              53,700
          1,300    National Comm. Bancorporation                                       45,825              45,825
          1,000    National Penn Bancshares Inc.                                       33,000              33,000
          2,100    New York Bancorp Inc.                                               83,344              83,418
          2,200    Northfork Bancorporation Inc.                                       73,838              74,250
          4,600    Northern TR Corp.                                                  320,850             320,850
          4,000    Old Kent Finl. Corp.                                               158,500             158,500
          2,700    Old Nat'l Bancorp Inc.                                             130,613             130,613
            700    Omega Finl. Corp.                                                   23,450              23,450
          1,300    Onbancorp. Inc.                                                     91,650              91,650
          3,100    One VY Bancorp West Va Inc.                                        120,125             120,125
            600    Peoples Bk. Bridgeport Conn.                                        22,800              22,800
            900    People First Corp.                                                  34,988              34,988
            900    Provident Bankshares Corp.                                          57,488              57,488
          1,200    Queens Cnty. Bancorp Inc.                                           48,600              48,600
          5,700    Region Finl. Corp.                                                 240,469             240,472
          1,000    Reliance Bancorps Inc.                                              36,625              36,625
          1,700    Republic Bancorps Inc.                                              36,338              36,338
          1,900    Resources Bancshares Mtg. Group                                     30,994              30,995
          2,000    Riggs Natl. Wash DC                                                 53,750              53,750
          4,100    Roslyn Bancorp Inc.                                                 95,325              95,325
            900    S&T Bancorp. Inc.                                                   38,925              38,925
          3,500    St. Paul Bancorp Inc.                                               91,875              91,875
            500    Santa Barbara Bancorp. Calif                                        23,563              23,563
            800    Silicon VY Bankshares                                               45,000              45,000
          4,100    Southtrust Corp.                                                   260,094             260,096
            800    Southwest Bancorpoation                                             24,900              24,900
          8,800    Sovereign Bancorp. Inc.                                            182,600             182,600
          3,700    Star Banc. Corp.                                                   212,288             212,288
            800    Sterling Bancshares Inc.                                            16,200              16,200
            400    Sumitomo Bk. Calif San Fran                                         21,850              21,850

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   BANKS--CONTINUED
          6,300    Summit Bancorp                                                     335,475             333,113
          2,900    TCF Financial Corp.                                                 98,419              98,420
          1,300    Texas Regl. Bancshares Inc. Cl A Vtg.                               39,650              39,650
            800    Triangle Bancorp Inc.                                               28,300              28,300
          1,400    Trust Co of New Jersey                                              35,000              35,000
          3,300    Trustco Bk. Corp. NY                                                89,925              89,925
          1,700    UMB Finl. Corp.                                                     92,650              92,650
          2,500    UST Corp.                                                           69,375              69,375
          3,700    Union Planters Corp.                                               251,368             251,138
            400    Unionbancal Corp.                                                   43,000              43,000
          1,900    United Bankshares Inc. W Va.                                        90,725              90,725
            500    U S Bancorp Pa                                                      36,500              36,500
          1,200    Valley natl. Bancorp                                                47,175              47,176
          1,600    Walden Residential Pptys. Inc.                                      40,800              40,800
          1,300    Washington Fed. Inc.                                                40,869              40,869
          1,700    Wesbanco Inc.                                                       51,000              51,000
          1,200    West Coast Bancorp Ore New Com                                      30,300              30,300
          1,800    Westamerica Bancorporation                                         184,050             184,050
          1,900    Westernbank P R                                                     45,125              45,125
          1,200    Wilmington Trust Corporation                                        74,850              74,850
          2,300    Zions Bancorp                                                      104,363             104,365
                                                                           ------------------------------------------
                   Total Banks                                                     11,603,491          11,601,927

                   BEVERAGE
          1,600    Boston Bee Inc. Cl A                                                12,500              12,500
          1,600    Canandiaigua Wine Cinc. Cl A                                        88,600              88,600
            400    Coca Cola Bottling co. Cons.                                        27,600              27,600
          8,400    Coca Cola Enterprise Inc.                                          298,725             298,729
            100    Farmer Bros. Co.                                                    18,700              18,700
          1,400    Libbey Inc.                                                         53,025              52,413
            800    Mondavi Robert Corp. Cl A                                           39,000              39,000
          1,500    On Assignment Inc.                                                  39,750              39,750
          1,800    Suiza Foods Corp.                                                  107,212             107,211
                                                                           ------------------------------------------
                   Total Beverage                                                     685,112             684,507

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   BUILDING--FOREST PRODUCTS
            700    Avatar Hldgs. Inc.                                                  19,906              19,906
          2,400    Caraustar Inds. Inc.                                                82,200              82,200
          1,700    Cliffs Drilling Co.                                                 84,788              84,788
          4,600    Dal-Tile Intl. Inc.                                                 56,350              56,350
          1,200    Deltic Timber Corp.                                                 32,850              32,850
            400    Forest City Enterprises Inc. Cl A                                   23,250              23,250
          1,800    Johns-Manville Corp.                                                18,113              18,113
          1,400    Kimberly Clark Corp.                                                69,038              69,038
          1,900    Martin Marietta Matls Inc.                                          69,469              69,470
          2,000    Medusa Corp. New Com.                                               83,625              83,626
          2,300    Minerals Technologies Inc.                                         104,506             104,507
            700    NCI Bldg. Sys. Inc.                                                 24,850              24,850
          1,300    NVR Inc.                                                            28,438              28,437
          1,500    Pope & Talbot Inc.                                                  22,594              22,595
            600    Puerto Rican Cem Inc.                                               30,113              30,113
          1,100    Rayonier Inc.                                                       46,819              46,819
         10,400    Republic Industries Inc.                                           242,450             242,455
          3,500    Rock-Tenn Co.                                                       71,750              71,750
          1,400    Shorewood Packaging Corp.                                           37,450              37,450
          2,800    TBC Corp                                                            26,775              26,775
          1,300    US Home Corp.                                                       51,025              51,025
          1,000    Universal Fst Prods. Inc.                                           13,625              13,625
          2,900    Wausau-Mosinee Paper Corp.                                          58,366              58,365
                                                                                 --------------------------------
                   Total Building--Forest Products                                  1,298,344           1,298,357

                   BUILDING--OTHER
          1,300    ABT Bldg. Prods. Corp.                                              23,400              23,400
            400    Ameron Intl. Corp. F/K/A-Ameron Inc. Del.                           25,300              25,300
          4,700    Axtar Corp.                                                         29,375              29,963
          2,000    Calmat Co.                                                          55,750              55,750
          1,500    Centex Constr. Prods.                                               45,188              45,188
          2,700    D.R. Horton Inc.                                                    46,913              46,913
          1,300    Elcor Corp.                                                         31,200              31,200
          1,300    Florida Rock Inds. Inc.                                             29,575              29,575

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   BUILDING--OTHER--CONTINUED
            600    Giant Cement Holdings Inc.                                          13,875              13,875
          1,300    Granite Constr Inc.                                                 29,900              29,900
          2,300    Jacobs Engr Group Inc.                                              58,363              58,363
          1,400    Lafarge Corp.                                                       41,388              41,388
          3,800    Lennar Corp.                                                        81,938              81,939
          4,000    Oakwood Homes Corp.                                                132,750             132,750
            500    Republic Group Inc. F/K/A Republic Gypsum                            8,188               8,188
          1,500    Ryland Group Inc.                                                   35,438              35,250
          1,700    Sealed Air Corp.                                                   104,975             104,975
          1,300    Skyline Corp.                                                       35,750              35,750
          2,400    Southdown Inc.                                                     141,600             141,600
          3,300    Standard Pac Corp.                                                  51,975              51,563
          1,600    TJ Intl. Inc.                                                       39,600              39,600
          2,200    Texas Inds. Inc.                                                    99,000              99,000
            600    Thor Inds. Inc.                                                     20,588              20,588
          2,700    Toll Bros. Inc.                                                     72,225              72,225
          1,200    Transaction Sys. Architects Inc. Cl A                               45,600              45,600
          1,600    Triangle Pac. Corp. Del.                                            54,200              54,200
          1,700    Trimas Corp.                                                        58,438              58,438
          1,600    USG Corp.                                                           78,400              78,400
          1,000    Vulcan Matls. Co.                                                  102,129             102,126
                                                                           ------------------------------------------
                   Total Building--Other                                            1,593,013           1,593,005

                   CHEMICAL
            600    Arco Chem Co.                                                       28,013              27,900
          1,900    Airgas Inc.                                                         26,600              26,600
          2,300    Albemarle Corp.                                                     54,913              54,913
          2,600    Amcol Intl. Corp.                                                   41,275              41,275
            500    Bandag Inc.                                                         26,719              26,719
          1,300    Betz Labs Inc.                                                      79,381              79,382
            900    Bio Rad Labs Inc. Cl A                                              23,513              23,513
          2,300    Brady W H co. Cl A                                                  71,300              71,300
          1,000    Bush Boake Allen Inc.                                               26,188              26,188
          2,600    Cabot Corp.                                                         71,825              71,825

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   CHEMICAL--CONTINUED
          3,300    Calgon Carbon Corp.                                                 35,475              35,475
          2,300    Chemfirst Inc.                                                      64,975              64,975
          3,200    Crompton & Knowles Corp.                                            84,800              84,800
          1,700    Cytec Inds. Inc.                                                    79,794              79,794
          2,400    Dexter Corp.                                                       103,650             103,650
          3,800    Ethyl Corp.                                                         29,213              29,213
          3,500    Ferro Corp.                                                         85,094              85,094
          1,400    Fuller H B Co.                                                      69,300              69,300
          2,400    Geon Co.                                                            56,100              56,100
          3,700    Georgia Gulf Corp.                                                 113,313             113,313
          2,200    Goodrich B F. Co.                                                   91,163              91,163
          2,100    Hexcel Corp.                                                        52,369              52,369
          3,900    IMC Global Inc. F/K/A IMC Fertilizer                               127,725             127,725
            600    International Specialty Prods Inc.                                   8,963               8,963
          3,700    Ivax Corp.                                                          24,975              24,975
            900    Kronos Inc.                                                         27,731              27,732
          6,100    Laidlaw environmental Svcs. Inc.                                    29,738              29,738
          2,900    Lawter Intl. Inc.                                                   31,538              31,538
          2,700    Lilly Indl Inc. F/K/A Lilly Indl. Coating Inc.                      55,688              55,688
            100    Liqui Box Corp                                                       4,025               4,025
          2,600    Lubrizol Corp.                                                      95,875              95,875
          1,800    Lyondell Petrochemical Co.                                          47,700              47,700
            800    Macdermid Inc.                                                      67,900              67,900
          2,300    Mark IV Inds. Inc.                                                  50,313              50,313
          1,700    Material Sciences Corp.                                             20,719              21,037
          3,200    Millennium Chemicals Inc.                                           75,400              75,200
          2,900    Mississippi Chem Corp.                                              52,925              52,925
            500    NCH Corp.                                                           32,750              32,750
          2,100    NL Industries New                                                   28,613              28,613
          2,600    OM Group Inc.                                                       95,225              95,225
          2,000    Olin Corp.                                                          93,750              93,750
          2,100    Polymer Group Inc.                                                  19,950              19,950
          3,700    Schulman A Inc.                                                     92,963              92,963
            800    Sequa Corp. Cla                                                     52,050              52,050

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   CHEMICAL--CONTINUED
          2,000    Spartech Corp.                                                      30,250              30,250
            900    Stepan Co.                                                          26,663              26,663
          1,600    Synetic Inc.                                                        58,400              58,400
            900    Tredegar Inds. Inc.                                                 59,288              59,288
          1,100    Valspar Corp.                                                       35,063              35,063
          1,300    WD 40 Co                                                            37,700              37,700
          2,500    Witco Corp.                                                        102,022             102,033
                                                                           ------------------------------------------
                   Total Chemical                                                   2,800,875           2,800,893

                   COAL
            900    Arch Coal Inc.                                                      24,638              24,638
          2,000    Mapco Inc.                                                          92,500              92,500
          1,400    Pittston Brink's Grp, F/K/A Pittston Svcs Grp.                      56,350              56,350
          2,100    Zeigler Coal Hldg. Co.                                              34,256              34,257
                                                                           ------------------------------------------
                   Total Coal                                                         207,744             207,745

                   CONTAINER
          1,300    ACX Technologies Inc.                                               31,769              31,769
          4,900    Gaylord Container Corp.                                             28,175              27,871
          1,400    Grief Bros Corp. Cl A                                               46,900              46,900
          2,100    Interpool Inc.                                                      31,106              31,107
          2,800    Storage USA Inc.                                                   111,825             111,826
          1,800    US Can Corp.                                                        30,375              30,375
          2,700    Yellow Corp.                                                        67,838              67,839
                                                                           ------------------------------------------
                   Total Container                                                    347,988             347,687

                   COSMETIC
          1,600    Estee Lauder Co.                                                    82,300              82,300
          2,800    Playtex Prods, Inc.                                                 28,700              28,700
            300    Revlon Inc.                                                         10,594              10,594
          1,200    Thermolase Corp.                                                    12,600              12,600
          1,800    Windmere Corp.                                                      40,612              40,614
                                                                           ------------------------------------------
                   Total Cosmetic                                                     174,806             174,808

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   DRUG
          1,800    Alpharma Inc.Cl A                                                   39,150              39,150
          2,300    Amylin Pharmaceuticals Inc.                                         12,506              12,507
          4,300    Arbor Drugs Inc.                                                    79,550              79,550
          1,200    Bindley Westn. Inds. Inc.                                           37,050              37,050
            700    Block Drug Inc Cl A                                                 30,275              30,275
          1,200    Cadus Pharmaceutical Corp.                                           7,650               7,650
          2,300    Carter Wallace Inc.                                                 38,813              39,100
          2,600    Cor Therapeutics Inc.                                               58,500              58,500
          3,800    Creative Biomolecules Inc.                                          28,025              28,025
          7,000    Cytogen Corp.                                                       11,375              11,375
            500    Del Labs Inc.                                                       20,000              20,000
          1,700    Dura Pharmaceuticals Inc.                                           77,988              77,988
          1,500    Geltex Pharmaceuticals                                              39,750              39,750
          3,400    Gilead Sciences Inc.                                               130,050             130,050
          4,100    ICN Pharmaceuticals Inc.                                           200,131             200,900
          2,100    Idex Pharmaceuticals                                                72,188              72,188
            800    Immunex Corp.                                                       43,200              43,200
          2,700    Interneuron Pharmaceuticals Inc.                                    25,650              25,650
            700    Miravant Med Technologies                                           28,000              28,000
          4,900    Mylan Labs Inc.                                                    102,594             102,596
          1,900    Nbty Inc.                                                           63,413              63,413
          1,100    Neurogen Corp.                                                      14,850              14,850
          1,000    Nu Skin Asia Pac Cl A                                               18,250              18,250
            300    Oxigene Inc.                                                         5,250               5,250
          1,800    Parexel Intl. Corp.                                                 66,600              66,600
          6,900    Perrigo Co.                                                         92,288              92,288
          1,500    Protein Design Labs Inc.                                            60,000              60,000
          1,100    RCN Corp.                                                           37,675              37,675
          1,100    Scherer R P Corp. Del                                               67,100              67,100
          4,100    Sequus Pharmaceuticals Inc.                                         30,494              30,496
            400    Sonus Pharmaceuticals Inc.                                          13,250              13,250
          1,200    Theragenics Corp.                                                   43,200              43,200
          2,300    Theratech Inc. Del                                                  18,400              18,400
          2,900    US Bioscience Inc.                                                  26,281              26,283

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   DRUG--CONTINUED
          2,900    Vertex Pharmaceuticals Inc.                                         95,700              95,700
          1,800    Vical Inc.                                                          21,600              21,600
          2,000    Vitalink Pharmacy Svcs                                              48,250              48,250
          3,200    Watson Pharmaceuticals                                             103,798             103,800
                                                                           ------------------------------------------
                   Total Drug                                                       1,908,844           1,909,909

                   ELECTRICAL EQUIPMENT
          2,300    Actel Corp.                                                         29,038              29,038
          1,700    Anadigics Inc.                                                      51,213              51,213
          3,500    Anixter Intl. Inc.                                                  57,750              57,750
          2,700    Applied Magnetics Corp.                                             30,038              29,700
          1,400    Associated Group Inc. Cl A                                          41,475              41,475
          3,300    Baldor Elec. Co.                                                    71,569              71,570
          2,300    Belden Inc.                                                         81,076              81,075
          2,200    Burr Brown Corp,                                                    70,675              70,675
          3,100    C-Cube Microsystems Inc.                                            50,569              50,570
          1,600    California Microwave Inc.                                           31,000              31,000
          2,100    Calpine Corp.                                                       31,238              31,238
          1,200    Coherent Communications                                             33,450              33,450
            300    Computer Learning Ctrs. Inc.                                        18,375              18,375
            600    Cubic Corp.                                                         19,650              19,650
            900    Davox Corp.                                                         29,363              29,363
          1,200    Electro Rent Corp.                                                  42,900              42,900
            700    Franklin Elec. Inc.                                                 44,975              44,975
          6,800    Geotek Communications                                               10,413              10,411
          2,000    Harbinger Corp.                                                     56,250              56,250
          1,600    Helix Technology Corp.                                              31,200              31,200
          2,300    Hubbell Harvey Inc. Cl. B                                          113,419             113,420
          2,300    Ionics Inc.                                                         89,988              89,988
            600    Jabil Circuit Inc                                                   23,850              23,850
          1,900    Juno Ltg. Inc.                                                      33,250              33,250
          3,600    Kemet Corp.                                                         69,750              69,750
          2,100    Littlefuse Inc.                                                     52,238              52,238
            800    Memc Electr Matls Inc.                                              12,200              12,200

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   ELECTRICAL EQUIPMENT--CONTINUED
          3,200    Magnetek Inc.                                                       62,400              62,400
          1,500    Micrel Inc.                                                         43,125              42,000
          2,100    Microchip Technology Inc.                                           63,000              63,000
          1,900    Molex Inc.                                                          61,037              61,037
            900    National Presto Inds. Inc.                                          35,606              35,607
          3,900    New Centy. Energies Inc.                                           186,956             186,958
          1,400    Pri Automation Inc.                                                 40,425              40,425
            300    Powerwave Technologies Inc.                                          5,044               5,044
          1,300    Remec Inc.                                                          29,250              29,250
            600    Robbins & Myers Inc.                                                23,775              23,775
          2,700    Smart Modular Technologies Inc.                                     62,100              62,100
          1,600    Thomas Inds. Inc.                                                   31,600              31,600
          1,500    Ucar Intl. Inc.                                                     59,906              59,907
          2,600    Valence Technology Inc.                                             13,162              13,164
          1,700    Videoserver Inc.                                                    26,988              26,988
          1,500    Woodhead Inc.                                                       28,124              28,122
                                                                           ------------------------------------------
                   Total Electrical Equipment                                       1,999,407           1,999,951

                   ELECTRICAL HOUSEHOLD APPLIANCES
          5,200    ADC Telecommunications Inc.                                        217,100             217,100
            800    Lancaster Colony Corp                                               45,100              45,100
          2,600    Network Appliance Inc.                                              92,300              92,300
          1,800    Stanhome Inc.                                                       46,238              46,238
          2,400    Sunbeam Corp. F/K/A Sunbeam-Oster                                  101,100             101,400
          2,700    Zenith Electrs. Corp.                                               14,681              14,683
                                                                           ------------------------------------------
                   Total Electrical Household Appliance                               516,519             516,821

                   ELECTRONICS
          4,300    Adaptec Inc.                                                       159,638             159,638
            600    Advanced Ltg. Technologies                                          11,400              11,400
          3,300    Altera Corp.                                                       109,313             109,313
          1,500    Altron Inc.                                                         19,875              19,875
          1,200    American Residential Svcs.                                          18,750              18,750
          2,900    American Pwr. Conversion                                            68,513              68,513

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   ELECTRONICS--CONTINUED
          3,200    American Std. Cds I NC                                             122,600             122,602
          4,400    Ametek Inc.                                                        118,800             118,800
          4,700    Ampex Corp. Del.                                                    11,750              11,163
          1,600    Amphenol Corp. New Cl A                                             89,100              89,101
          6,600    Analog Devices Inc.                                                182,738             182,741
          3,500    Arrow Electrs. Inc.                                                113,531             113,533
          3,700    Atmel Corp.                                                         68,681              68,683
          2,100    Avid Technology Inc.                                                56,175              56,175
          1,500    Avnet Inc.                                                          99,000              99,000
          1,100    Bea Sys Inc.                                                        19,044              19,044
          1,200    Benchmark Electrics Inc.                                            26,775              26,776
          2,500    Berg Electrs Corp.                                                  56,875              57,345
            800    C&D Technologies Inc.                                               38,600              38,600
            400    CFM Technologies Inc.                                                6,150               6,150
          3,000    Chs Electronics Inc.                                                51,375              51,375
          2,500    CSG Sys. Intl. Inc.                                                100,000             100,000
          1,900    CTS Corp.                                                           60,681              60,682
          1,700    Cable Design Tech.                                                  66,088              66,088
          4,100    Checkpoint Sys Inc.                                                 71,750              71,750
          2,400    Chips & Technologies Inc.                                           34,650              34,651
          1,500    Cidco Inc.                                                          29,250              29,250
          3,900    Ciena Corp.                                                        238,388             238,388
          3,600    Cognex Corp.                                                        98,100              98,100
          1,100    Coherent Inc.                                                       38,638              38,638
            900    Cohu Inc.                                                           27,563              27,563
          2,700    Cymer Inc.                                                          40,500              40,500
          3,900    Cypress Semiconductor Corp.                                         33,150              32,663
          2,800    DII Group Inc.                                                      76,300              76,300
          1,200    Dallas Semi Conductor Corp.                                         48,900              48,900
          1,400    Dionex Corp.                                                        70,350              69,650
            400    Ducommun. Inc. Del Com                                              13,975              13,975
          1,400    ESS Technology Inc.                                                 10,631              10,632
          2,400    Etec. Sys. Inc.                                                    111,600             111,600
          1,000    Electro Scientific Inds. Inc.                                       38,000              38,000

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   ELECTRONICS--CONTINUED
          2,500    Electronic Arts                                                     94,531              94,533
          2,200    Electronics for Imaging Inc.                                        36,575              36,575
            900    Eltron Intl. Inc.                                                   27,225              27,225
            500    Essex Intl. Inc. Del                                                14,875              14,875
            900    Evans & Sutherland Computer Corp.                                   26,100              26,100
          1,200    Exar Corp.                                                          19,800              19,800
          1,700    FSI Intl. Inc.                                                      19,975              19,975
          4,800    Fedders Corp.                                                       30,000              30,000
          1,700    Federal Signal Corp.                                                36,763              36,763
          1,400    Fluke John Mfg. Inc.                                                36,488              36,488
          3,100    Fore Sys. Inc.                                                      47,275              47,275
          2,500    Genesco Inc.                                                        31,875              31,875
          2,600    Genrad Inc.                                                         78,488              78,489
          6,300    Glenayre Technologies Inc.                                          62,213              62,213
          1,400    Holophane Corp.                                                     34,650              34,650
          1,300    Hughes Supply Inc.                                                  45,419              45,419
          1,800    Hutchinson Technology Inc.                                          39,375              39,375
          2,500    Identix Inc.                                                        24,063              23,750
          1,400    Integrated Circuit Systems Inc.                                     39,900              39,900
          8,200    Integrated Device Technology Inc.                                   77,388              77,391
          2,200    Inter Tel Inc.                                                      42,625              42,625
          5,300    International Rectifier Corp.                                       62,606              62,609
          8,800    Iomega Corp.                                                       109,450             109,454
          1,400    Itron Inc.                                                          25,200              25,200
          2,600    Kent Electronics Corp.                                              65,325              65,325
          3,900    LTX Corp.                                                           17,306              17,308
          1,000    Lattice Semiconductor Corp.                                         47,375              47,375
            800    Lecroy corp.                                                        24,200              24,200
          2,300    Level One Communication                                             64,975              64,975
          2,900    Lexmark Intl. Group Inc.                                           110,200             110,200
          2,900    Linear Technology Corp.                                            167,113             167,113
          1,300    Litton Inds. Inc.                                                   74,750              74,750
          1,900    Lo Jack Corp.                                                       28,025              28,025
          3,700    Macromedia Inc.                                                     30,756              30,758

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   ELECTRONICS--CONTINUED
          1,700    Marshall Inds.                                                      51,000              51,000
          3,000    Methode Electrs Inc.                                                48,750              48,750
            700    Micro Sys. Inc.                                                     31,500              31,500
            700    Moog Inc. Cl A                                                      24,456              24,457
          3,900    NCR Corp.                                                          108,469             108,470
          1,700    National Semiconductor Corp.                                        44,094              44,095
            900    Natural Microsystems Corp.                                          41,850              41,850
            700    Neomagic Corp.                                                       8,925               8,925
          3,800    Networks Assocs. Inc.                                              200,925             200,925
          2,800    Network Equip Technologies                                          40,950              40,950
          2,100    Nimbus Cd. Intl. Inc.                                               22,575              22,575
          1,200    Novellus Sys. Inc.                                                  38,775              38,776
          1,200    Ods Networks Inc.                                                    7,725               7,726
          2,100    Oea Inc.                                                            60,769              60,770
          2,100    Ois Optical Imaging Sys. Inc.                                        2,560               2,560
          2,100    Oak Inds. Inc.                                                      62,344              62,345
          2,800    PMC-Sierra Inc.                                                     86,800              86,800
          1,100    Perceptron Inc.                                                     23,788              23,788
          2,200    Photronics Inc.                                                     53,350              53,350
          2,700    Pioneer Std. Electrs Inc.                                           41,175              41,175
          1,300    Plexus Corp.                                                        19,338              19,338
          1,000    Presstek Inc.                                                       25,750              25,750
          2,400    Qualcomm Inc.                                                      121,200             121,200
            900    Quickresponse Svcs. Inc.                                            33,300              33,300
          1,400    Rambus Inc. Del.                                                    64,050              64,050
          3,800    Ramtron Intl. Corp.                                                 21,138              21,139
          4,200    Read-Rite Corp.                                                     66,150              66,150
            600    Rogers Corp.                                                        24,525              24,525
          2,200    Sci. Sys. Inc.                                                      95,838              95,839
          1,200    SDL Inc.                                                            17,400              17,400
          3,900    S3 Inc.                                                             19,500              19,500
          1,700    Sanmina Corp.                                                      115,175             115,175
            900    Sawtek Inc.                                                         23,738              23,738
          1,100    Scotsman Inds. Inc.                                                 26,881              26,882

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   ELECTRONICS--CONTINUED
          2,600    Sensormatic Electrs Corp.                                           42,738              42,739
            800    Sheldahl Co.                                                        11,200              11,200
          3,100    Silicon VY Group Inc. Com.                                          70,137              70,138
          1,000    Siliconix Inc                                                       43,000              43,000
            500    Sipex Corp.                                                         15,125              15,125
          4,400    Solectron Corp.                                                    182,875             182,877
            900    Spectrian Corp.                                                     17,325              17,325
          1,400    Stanford Telecommunications Inc.                                    23,713              23,713
            800    Supertex Inc.                                                        8,700               8,700
          1,500    Symbol Technologies Inc.                                            56,625              56,625
          2,000    Symmetricom Inc.                                                    23,250              23,250
          2,600    Systemsoft Corp.                                                    16,575              16,575
          1,000    Tech Sym. Corp.                                                     25,438              25,438
          1,500    Technitrol Inc. Com                                                 45,000              45,000
          1,100    Tekelec Com.                                                        33,550              33,550
          1,200    Teleflex Inc.                                                       45,300              45,300
          3,200    Teradyne Inc.                                                      102,400             102,400
          1,100    Thermo Trex Corp.                                                   24,338              24,338
          1,700    Tracor Inc.                                                         51,638              51,638
          1,800    Trimble Navigation Ltd.                                             39,263              39,263
            700    Triquint Semiconductor Inc.                                         14,175              14,175
            900    Triumph Group Inc.                                                  29,925              29,925
          3,700    Uniphase Corp.                                                     153,088             153,088
            600    United States Cellular Corp.                                        18,600              18,600
          2,600    Unitrode Corp.                                                      55,900              55,900
          1,900    Vlsi Technology Inc.                                                44,886              44,886
          1,300    Varian Assoc Inc.                                                   65,731              65,732
          3,000    Vicor Corp.                                                         81,375              81,375
          1,900    Vishay Intertechnology Inc.                                         44,888              44,770
          1,400    Vitesse Semiconductor Corp                                          52,850              52,850
            900    Watkins Johnson Co.                                                 23,344              23,344
          1,400    X-Rite Inc.                                                         25,550              25,550
          2,900    Xilinx Inc.                                                        101,681             101,683

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   ELECTRONICS--CONTINUED
          2,500    Yahoo Inc.                                                         173,125             173,125
            400    Yurie Systems Inc.                                                   8,075               8,075
          1,400    Zitel Corp.                                                         13,289              13,291
                                                                           ------------------------------------------
                   Total Electronics                                                7,809,516           7,807,831

                   FINANCE
          1,800    Aames Finl. Corp.                                                   23,288              23,288
          1,200    Albank Finl. Corp.                                                  61,725              61,726
            200    Alleghany Corp. Del                                                 56,950              56,950
          1,500    Allied Capital Coml. Corp.                                          49,500              49,500
          2,700    Allmerica Finl. Corp.                                              134,831             134,833
          2,700    Ambac Inc.                                                         124,200             124,200
          2,400    Amcore Finl. Inc.                                                   60,300              60,300
          1,200    American Finl. Group Inc. Ohio                                      48,375              48,375
          3,400    Americredit Corp.                                                   94,138              94,139
          4,300    Arcadia Finl. Ltd.                                                  31,981              31,983
          2,500    Associates First Cap Corp. Class A                                 177,813             177,970
          2,600    Astoria Finl. Corp.                                                144,950             144,950
            800    Bok Finl. Corp.                                                     31,050              31,050
            500    BT Financial Corp.                                                  25,500              25,500
          2,600    Bank Plus Corp.                                                     32,825              32,825
          1,000    Bankatlantic Bancorp Inc.                                           16,750              16,750
          1,900    Bowne & Co. Inc. Com                                                75,763              76,238
          1,300    CFX Corp.                                                           39,650              39,813
          2,200    CMAC Invt. Corp.                                                   132,825             132,825
          1,100    Chem Finl Corp.                                                     49,225              49,225
            600    Citizens Bancshares Inc.                                            43,950              43,950
          1,500    Cityscape Finl. Corp.                                                  750                 750
          2,100    Coast Savings Finl. Inc.                                           143,981             143,981
          1,700    Commonwealth Bancorp. Inc.                                          33,787              33,787
          2,700    Compass Bancshares Inc.                                            118,125             118,125
          2,500    Concord EFS Inc.                                                    62,188              62,188
          2,500    Credit Accep. Corp. Mich                                            19,375              19,375

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   FINANCE--CONTINUED
          1,400    Delphi Finl. Group Inc. Cl A                                        63,000              63,000
          1,300    Dime Cmnty Bancorp. Inc.                                            30,875              30,875
          1,500    Doral Finl Corp.                                                    38,063              38,063
          5,400    Dynex Cap Inc.                                                      71,888              71,550
          1,300    Envoy Corp. New Com.                                                37,863              37,863
          2,000    Everest Reins Hldgs. Inc.                                           82,500              82,500
          1,400    FNB Corp.                                                           52,675              52,675
          1,500    Fairchild Corp. Cl A                                                37,313              37,315
          1,430    Fidelity Natl. Finl. Inc.                                           44,509              44,509
          1,400    Financial Fed. Corp.                                                33,075              33,075
          3,300    Financial Sec. Assurn Hldgs. Ltd.                                  159,225             159,225
          2,000    Finova Group Inc.                                                   99,375              99,376
          1,000    First Amern Finl. Corp. Calif                                       73,875              73,875
          1,200    First Western Penn                                                  34,200              34,200
          2,500    Firstplus Finl. Group Inc.                                          95,938              95,938
          1,900    Firstfed Finl. Corp. Del.                                           73,625              73,625
          1,400    Great Finl. Corp.                                                   71,400              71,400
          1,800    Green Point Financial Group                                        130,613             130,613
          1,500    Hfnc Finl. Corp.                                                    21,750              21,750
          1,500    Hambrecht & Quist Group Inc.                                        54,750              54,750
          2,300    Homeside Inc.                                                       63,394              63,394
          2,500    Hospitality Ppty.                                                   82,188              82,188
          2,200    Imperial Cr. Inds. Inc.                                             45,100              45,100
          3,100    Insignia Finl. Group Inc. Cl A                                      71,300              71,300
          1,300    Interra Finl. Inc.                                                  89,700              89,700
          2,600    John Alden Finl. Corp.                                              62,400              63,375
          5,800    Keystone Finl. Inc.                                                233,450             233,450
          4,000    Liberty Ppty Tr. Sh Ben Int.                                       114,250             114,252
          1,200    ML Bancorp. Inc.                                                    36,000              36,000
          1,800    Mail-Well Inc.                                                      72,900              72,900
         17,500    Mercury Fin. Co.                                                    10,938               9,853
          2,500    Moneygram Pmt Sys. Inc.                                             26,875              26,875
          1,700    Money Stores Inc. Com.                                              35,700              35,700
          1,900    National Auto Cr. Inc. New                                          10,093               9,975

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   FINANCE--CONTINUED
          2,400    Ocwen Asset Invt. Corp.                                             49,200              49,200
          2,600    Ocwen Finl. Corp.                                                   66,138              66,139
          1,100    PMI Group Inc.                                                      79,544              79,544
          2,800    Pacific Centry Finl. Corp.                                          69,300              69,300
            500    Park Natl. Corp.                                                    44,063              44,063
            700    PEC Israel Economic Group                                           15,138              15,138
          2,800    People  Heritage Finl. Group Inc.                                  128,800             128,800
          4,500    Phoenix Duff & Phelps Corp.                                         36,000              36,000
          2,100    Pioneer Group Inc.                                                  59,063              59,063
          3,100    Primark Corp.                                                      126,131             126,133
          1,400    Provident Finl. Group Inc.                                          67,900              67,900
          2,800    Raymond James Finl. Inc.                                           111,125             111,126
          2,000    Slm Hldg. Corp.                                                    278,250             278,250
          1,100    Southern Pac Fdg. Corp.                                             14,438              14,438
            500    State Auto Finl. Corp.                                              16,125              16,125
            300    Student Ln. Corp.                                                   14,813              14,813
            900    Total Sys. Svcs. Inc.                                               22,275              22,275
          1,200    Trans Finl. Inc.                                                    46,650              46,650
          1,600    Triad Gty Inc.                                                      46,400              46,400
            300    Value Line Inc.                                                     11,850              11,850
          2,700    Vencor Inc.                                                         65,981              65,983
          1,100    Vermont Finl. Svcs. Corp.                                           30,525              30,663
          1,300    Webster Finl. Corp. Waterbury Conn.                                 86,450              86,450
          1,800    Westcorp Com.                                                       30,375              30,375
            400    White Riv. Corp.                                                    31,800              31,800
          2,100    Whitney Holding Corp.                                              119,692             119,696
                                                                           ------------------------------------------
                   Total Finance                                                    5,762,621           5,763,007

                   FOOD
          1,500    Alexander & Baldwin Inc.                                            40,970              40,970
          4,400    Bob Evans Farms Inc.                                                97,350              97,350
            900    Chiquita Brands Intl. Inc.                                          14,681              14,682
          1,500    Dean Foods Co.                                                      89,250              89,625
          3,000    Dekalb Genetics Corp. Cl. B                                        117,750             117,750

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   FOOD--CONTINUED
          2,100    Dole Food Company                                                   96,075              96,075
          2,700    Dreyers Grand Ice Cream                                             65,138              65,138
          2,000    Earthgrains Co.                                                     94,000              94,000
          3,000    Flowers Inds. Inc. (Georgia)                                        61,688              61,689
          1,500    Hormel Foods Corp.                                                  49,125              49,125
          2,200    Hudson Foods Inc. Cl. A                                             45,238              45,239
          3,800    IBP Inc.                                                            79,563              79,564
          1,700    International Dairy Queen Inc. Cl. A                                45,528              45,528
          1,700    International Multifoods Corp.                                      48,131              48,132
          1,700    Interstate Bakeries Corp. Del. New                                  63,538              63,538
          4,500    JP Food Service Inc.                                               166,219             166,221
          2,500    Lance Inc.                                                          65,781              65,783
          3,000    McCormick & Co. Inc. Com. Non Vtg.                                  84,000              84,000
          1,400    Michael Foods Inc. New                                              34,125              34,125
          2,300    Nabisco Hldgs. Corp. Cl. A                                         111,406             111,550
          1,200    Nash Finch Co.                                                      22,800              22,800
            700    Performance Food Group Co.                                          16,625              16,625
            500    Pilgrim's Pride Corp.                                                7,781               7,782
          2,000    Premark Intl. Inc.                                                  58,000              58,000
          5,500    Richfood Hldgs. Inc. Cl. A                                         155,375             155,375
          1,300    Riviana Food Inc. Del.                                              27,138              27,138
            900    Sanderson Farms Inc.                                                13,050              13,050
          2,400    Savannah Foods                                                      48,600              28,683
            100    Seaborad Corp. Del.                                                 44,000              44,000
          1,200    Smart & Final Inc.                                                  21,600              21,600
          3,500    Smithfield Foods Inc.                                              115,500             115,500
          2,300    Smucker JM Co.                                                      54,338              54,338
          1,600    Tejon Ranch Co.                                                     38,900              38,901
            400    Tootsie Roll Inds. Inc.                                             25,000              25,000
          5,700    Tyson Foods Inc. Cl. A                                             116,850             116,850
          2,600    Universal Foods Corp.                                              109,850             109,850
            600    Worthington Foods Inc.                                               8,396               8,396
                                                                           ------------------------------------------
                   Total Food                                                       2,353,359           2,333,972

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   HOME FURNISHINGS
          3,100    Apogee Enterprises Inc.                                             36,813              36,813
          1,300    Bassett Furniture Inds. Inc.                                        39,000              39,000
            800    Bush Inds. Inc. Cl. A                                               20,800              20,800
          4,200    Dial Corp. New                                                      87,413              87,415
          3,100    Ethan Allen Interiors Inc.                                         119,544             119,545
          6,000    Furniture Brands Intl. Inc.                                        123,000             123,000
          4,500    Interdigital Communications Corp.                                   13,781              13,784
          3,800    Kimball Intl. Inc. Cl. B                                            70,063              70,064
          1,600    La z Boy Chair Co.                                                  69,000              69,000
            400    Mikasa Inc.                                                          5,825               5,825
            900    Oneida Ltd.                                                         24,019              24,019
          1,600    O'Sullivan Inds. Hldgs. Inc.                                        16,000              16,000
            900    USA Detergents Inc.                                                  7,313               7,313
          1,900    Williams Sonoma Inc.                                                79,560              79,562
                                                                           ------------------------------------------
                   Total Home Furnishings                                             712,131             712,140

                   HOTEL--MOTEL
          3,100    Bristol Hotel Co.                                                   90,094              90,095
          2,300    Extended Stay Amer. Inc.                                            28,606              28,607
          2,100    Interstates Hotels Co.                                              73,631              73,721
          2,900    La Quinta Mtr. Inns Inc.                                            56,006              56,008
            900    MGM Grand Inc.                                                      32,456              32,513
          3,300    Promus Hotel Corp. New                                             138,600             138,600
          1,700    Showboat Inc.                                                       49,938              49,938
            600    Suburban Lodges Amer. Inc.                                           7,988               7,988
            900    Wyndham Hotel Corp.                                                 36,337              36,336
                                                                           ------------------------------------------
                   Total Hotel--Motel                                                 513,656             513,806

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   HOTEL--RESTAURANT
          1,300    American Gen. Hospitality                                           34,775              34,775
          3,500    Apple South Inc.                                                    45,938              45,938
          3,800    Applebees Intl. Inc.                                                68,638              68,639
          2,200    Boston Chicken                                                      14,163              14,164
          6,700    Brinker Intl. Inc.                                                 107,200             107,200
          4,700    Buffets Inc.                                                        44,063              44,063
          4,100    CKE Restaurants Inc.                                               172,713             172,713
          1,200    Cheesecake Factory Inc.                                             36,600              36,600
          1,375    Consolidated Prods. Inc.                                            22,516              22,516
          2,500    Cracker Barrel Old Ctry. Store Inc.                                 83,438              83,438
            800    Einstein/Noah Bagel Corp.                                            4,450               4,450
          4,200    Equity Inns Inc.                                                    61,950              61,950
          4,300    Foodmaker Inc. New                                                  64,769              64,771
          1,600    Homestead Vlg. Pptys. Inc.                                          24,100              24,101
          6,900    Host Marriott Corp.                                                135,413             135,413
          1,100    IHOP Corp. New                                                      35,750              35,750
          2,900    Landrys Seafoods Restaurants Inc.                                   69,600              69,600
          3,600    Lone Star Steakhouse Saloon                                         63,000              63,000
          2,400    Lubys Cafeterias Inc.                                               42,150              42,151
          1,600    Marcus Corp.                                                        29,500              29,501
          1,100    NPC Intl. Inc.                                                      13,338              13,338
          1,800    Outback Steakhouse Inc.                                             51,750              51,750
          2,200    Papa Johns Intl. Inc.                                               76,725              76,725
          4,200    Prime Hospitality Corp.                                             85,575              85,575
          2,000    Rainforest Cafe Inc.                                                66,000              66,000
          1,400    Sbarro Inc.                                                         36,838              36,838
          4,100    Shoneys Inc.                                                        13,069              13,325
          1,400    Showbiz Pizza Time Inc. New                                         32,200              32,200
          1,700    Sonic Corp.                                                         47,813              47,813
          2,300    Triarc Cos. In. Cl. A                                               62,675              62,675
          2,600    Trump Hotels & Casino Resorts Inc.                                  17,388              17,389
          1,700    Webb Del. Corp.                                                     44,194              44,196
                                                                           ------------------------------------------
                   Total Hotel--Restaurant                                          1,708,291           1,708,557

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   INSURANCE
          5,600    AFLAC Corp.                                                        286,300             286,300
          1,300    Acceptance Insurance Companies Inc.                                 31,444              31,444
          1,900    Alfa Corp.                                                          32,775              32,775
          2,300    Allied Group Inc.                                                   65,838              65,838
          1,500    American Bankers Ins. Group Inc.                                    68,906              68,907
            400    American Natl. Ins. Co.                                             37,200              37,200
          1,500    Amerus Life Hldgs. Inc.                                             55,313              55,313
          2,300    WR Berkley Corp.                                                   100,913             100,913
          1,600    Blanch EW Hldgs. Inc.                                               55,100              55,101
            200    CNA Finl. Corp.                                                     25,550              25,550
          1,100    Capital RE Corp.                                                    68,269              68,269
            700    Capitol Transamerica                                                14,919              14,919
            900    Capmac Hldg. Inc.                                                   31,275              31,275
            900    Chartwell RE Corp.                                                  30,375              30,375
          1,200    Citizens Corp.                                                      34,500              34,500
          2,100    Commerce Group Inc. Mass                                            68,513              68,513
            800    Compdent Corp.                                                      16,225              16,225
          4,300    Crawford & Co. Cl. B                                                87,881              87,883
          2,900    Equitable Cos. Inc.                                                144,275             144,275
          2,400    Erie Indty. Co. Cl. A                                               70,800              70,800
          1,100    Executive Risk Inc.                                                 76,794              76,794
          1,700    FBL Finl. Group Inc. Cl. A                                          68,213              68,213
            800    Foremost Corp. Amer.                                                55,800              55,800
          3,100    Franklin Resources Inc.                                            269,506             269,508
          2,300    Fremont Gen. Corp.                                                 125,925             125,925
          3,400    Frontier Ins. Group Inc. New                                        77,775              77,775
          3,200    Gainsco Inc.                                                        27,200              27,200
          1,700    Gallagher Arthur J & Co.                                            58,544              58,545
          2,800    HCC Ins. Hldgs. Inc.                                                59,500              59,500
          2,000    HSB Group Inc.                                                     110,375             110,376
          1,300    Harleysville Group Inc.                                             31,200              31,200
          1,400    Highlands Ins. Group Inc.                                           39,725              39,725
          2,200    Hilb Rogal & Hamilton Co.                                           42,488              42,489
          1,400    Horace Mann Educators Corp                                          39,813              39,813
          2,400    Kaiser Aluminum Corp.                                               21,150              21,300

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   INSURANCE--CONTINUED
            400    Kansas City Life Ins. Co.                                           39,600              39,600
          1,400    Leucadia Natl. Corp.                                                48,300              48,300
          1,200    Liberty Corp. SC                                                    56,100              56,100
          1,800    Life USA Hldg. Inc. New                                             30,375              30,375
            900    Life RE Corp.                                                       58,669              58,669
          1,100    MMI Cos. Inc.                                                       27,638              27,638
            500    Markel Corp.                                                        78,063              78,063
            900    Mercury Gen. Corp. New                                              49,725              49,725
          1,500    NAC RE Corp.                                                        73,219              73,220
            300    National Westn. Life Ins. Co. Cl. A                                 30,450              30,450
          1,200    Ohio CAS Corp.                                                      53,550              53,550
          3,900    Old Rep. Intl. Corp.                                               145,031             145,033
          3,100    Orion Cap. Corp.                                                   143,956             143,958
          1,200    PXRE Corp.                                                          39,825              39,826
            900    Penn Treaty Amern. Corp.                                            28,575              28,575
            600    Philadelphia Cons. Hldg. Corp.                                      10,650              10,650
          1,000    Poe & Brown Inc.                                                    44,625              44,625
          2,500    Presidential Life Corp.                                             50,625              50,625
          1,100    Protective Life Corp.                                               65,725              65,725
          2,700    Provident Cos. Inc.                                                104,288             104,288
          4,000    Reinsurance Group Amer. Inc.                                       170,250             170,252
          1,800    Reliance Group Hldg. Inc.                                           25,425              25,425
          3,800    Reliastar Financial Corp.                                          156,513             156,514
            700    Rightchoice Managed Care Inc. Cl. A                                  6,738               6,738
          1,700    Risk Cap. Hldgs. Inc.                                               37,825              37,825
          1,100    SCPIE Hldgs. Inc.                                                   31,831              31,832
          3,000    Selective Ins. Group Inc.                                           81,000              81,000
          2,100    Tig Hldgs. Inc.                                                     69,694              69,695
            600    Transatlantic Hldgs. Inc.                                           42,900              42,900
          1,900    Travelers PPTY CAS Corp. Cl. A                                      83,600              83,600
          1,200    Trenwick Group Inc.                                                 45,150              45,150
          1,400    Twentieth Century Inds. Cal.                                        36,400              36,400
          1,100    UICI                                                                38,363              38,363
          2,500    United Cos. Finl. Corp.                                             38,750              38,750

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   INSURANCE--CONTINUED
            800    United Fire & CAS Co.                                               35,400              35,400
            900    United WIS Svcs. Inc.                                               23,175              23,175
          1,300    Unitrin Inc.                                                        84,013              84,013
          1,500    Vesta Ins. Group Inc.                                               89,063              89,063
          1,100    Zenith Natl. Ins. Corp.                                             28,325              28,325
                                                                           ------------------------------------------
                   Total Insurance                                                  4,733,775           4,733,947

                   INVESTMENT COMPANIES
          1,300    AMLI Residential PPTYS Tr. Ben. Int.                                28,925              28,925
            600    Alamo Group Inc.                                                    13,013              13,013
          1,400    American Annuity Group Inc.                                         30,800              30,800
          2,400    American Health PPTYS Inc.                                          66,150              66,151
            900    American Heritage Life Invt. Corp.                                  32,400              32,400
          2,400    Apartment Invt. & Mgmt. Co. Cl. A                                   88,200              88,200
            400    Aphton Corp.                                                         4,050               4,050
          1,900    Aptar Group Inc.                                                   105,450             105,450
          1,200    Aquarion Co. Stk.                                                   41,475              41,476
          1,200    Baldwin & Lyons Cl. B                                               28,950              28,950
          5,500    Bear Stearns Cos. Inc.                                             261,250             261,250
          1,200    Bedford PPTY Incs. Inc. Com. Par $0.02                              26,250              26,250
          1,500    Blyth Inds. Inc.                                                    44,906              44,907
          1,200    CPB Inc.                                                            24,675              24,676
          3,700    Coventry Corp.                                                      56,425              56,425
          4,900    Criimi Mai Inc.                                                     73,500              73,500
          3,100    Crown Amern. Rlty. Tr. Com Sh. Ben. Int.                            28,869              28,870
          2,500    Cullen Frost Bankers Inc.                                          151,719             151,720
          2,600    Downey Financial Corp.                                              56,875              56,876
          1,500    Eaton Vance Corp. Com. Non Vtg.                                     56,625              56,625
          4,100    Edwards A.G. Inc.                                                  162,975             162,975
          1,300    Enhance Finl. Svcs. Group Inc.                                      77,350              77,350
            500    Everen Capital Corp.                                                23,750              23,750
          4,500    Franchise Fin. Corp. Amer.                                         121,500             121,500
            500    Fund American Enterprises Holding Inc.                              60,500              60,500
          1,500    GTECH Holdings Corp.                                                47,906              47,907

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   INVESTMENT COMPANIES--CONTINUED
          2,100    Illinois Centl. Corp. Com. Ser. A                                   71,531              71,532
          3,400    Input/Output Inc.                                                  100,938             100,939
          1,300    Inso Corp.                                                          15,031              15,032
          2,600    Intersolv Inc.                                                      52,650              52,650
            600    Investment Technology Group Inc.                                    16,800              16,800
            400    Investors Finl. Service Corp.                                       18,400              18,400
            500    Irwin Finl. Corp.                                                   20,938              20,938
          2,400    Jefferies Group Inc.                                                98,250              98,251
            600    John Nuveen Co. Cl. A                                               21,000              21,000
          2,500    Legg Mason Inc.                                                    139,844             139,845
          1,100    Lone Star NDS Inc.                                                  58,438              58,438
            700    Lunar Corp.                                                         14,350              14,350
            700    Maverick Tube Corp.                                                 17,719              17,719
          1,600    McDonald & Co. Invts. Inc.                                          45,400              45,400
          2,200    Medimmune Inc.                                                      94,325              94,325
          2,300    Morgan Keegan Inc.                                                  58,219              58,220
          1,800    Mueller Inds. Inc.                                                 106,200             106,200
            800    Nymagic Inc.                                                        22,050              22,050
          4,400    Paine Webber Inc.                                                  152,075             152,077
          2,800    Penncorp Finl. Group Inc.                                           99,925              99,926
          1,100    Piper Jaffray Companies Inc.                                        40,081              40,082
          2,000    Rowe T. Price & Assoc. Inc.                                        125,750             125,750
          2,300    Quick & Reilly Group Inc.                                           98,900              98,900
          2,500    RFS Hotel Invs. Inc.                                                49,844              49,845
          1,100    Redwood Tr. Inc.                                                    22,413              22,413
          1,100    SEI Investment Company                                              46,200              46,200
          2,400    Security Cap. Indl. Ta Sh Ben. Int.                                 59,700              59,700
          3,900    Sotheby's Hldgs Inc. Cl. A                                          72,150              73,125
          1,800    Thornburg Mtg. Asset Corp.                                          29,700              29,700
          3,400    Trustmark Corp. 10 2                                               157,250             157,250
          3,100    United Asset Mgmt. Corp.                                            75,756              75,758
          1,000    Universal Health Rlty. Income Tr. Sh. Ben. Int.                     21,875              21,875
          4,400    Vintage Pete Inc.                                                   83,600              83,600

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   INVESTMENT COMPANIES--CONTINUED
          1,900    Western Invt. Real Estate Tr. Sh. Ben. Int.                         26,125              26,125
          3,100    Western Natl. Corp.                                                 91,838              91,838
          3,400    Zila Inc. Com. Par $0.01                                            20,185              20,187
                                                                           ------------------------------------------
                   Total Investment Companies                                       3,959,938           3,960,937

                   LEISURE AND RECREATION
          4,700    Acclaim Entmt. Inc. Com. Par $0.02                                  17,037              17,038
          1,600    Activision Inc. New                                                 28,600              28,600
          1,600    Action Performance Cos. Inc.                                        60,600              60,600
          2,200    Arctic Cat Inc.                                                     21,313              21,314
          3,100    Ascent Entmt. Group Inc.                                            32,163              32,163
          3,400    Boyd Gaming Corp.                                                   22,525              22,525
          3,000    Callaway Golf Co.                                                   85,688              85,689
          2,100    Central Garden & Pet Co.                                            55,125              55,125
          4,600    Champion Enterprises Inc.                                           94,588              94,590
          3,400    Circus Circus Enterprise Inc.                                       69,700              69,700
          1,500    Cross AT Co. Cl. A                                                  15,188              15,188
          2,000    Department 56 Inc.                                                  57,500              57,500
          1,600    Family golf Ctrs. Inc.                                              50,200              50,200
          3,000    Florida Panthers Hldgs. Inc. Cl. A                                  51,750              51,750
          2,400    Galoob Toys Inc.                                                    24,450              24,451
          3,400    Grand Casinos Inc.                                                  46,325              46,325
          3,700    Handleman Co. Dell                                                  25,669              25,671
          2,200    Huffy Corp.                                                         29,700              29,700
          4,000    International Gam Technology                                       101,000             101,000
          2,300    K2 Inc.                                                             52,325              52,900
          3,200    Malibu Entmt. Worldwide Inc.                                        10,200              10,202
          1,300    North Face Inc.                                                     28,600              28,600
            400    Penn Natl. Gaming                                                    3,900               3,900
          3,100    Polaris Inds. Inc.                                                  94,744              94,745
          1,300    Primadonna Resorts Inc.                                             21,694              21,694
          1,400    Regal Cinemas Inc.                                                  39,025              39,025
          1,200    Scientific Games Hldg. Corp.                                        24,300              24,300
          1,200    Sodak Gaming Inc.                                                    7,650               7,650

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   LEISURE AND RECREATION--CONTINUED
          1,600    Speedway Motorsports                                                39,700              39,701
          3,100    Sports Auth. Inc.                                                   45,725              45,725
          3,000    Station Casinos Inc.                                                30,563              30,564
          1,600    TCA Cable TV Inc.                                                   73,600              73,600
          1,500    Toy Biz Inc. Cl. A                                                  11,625              11,625
          2,400    Vail Resorts Inc.                                                   62,247              62,249
                                                                           ------------------------------------------
                   Total Leisure and Recreation                                     1,435,019           1,435,609

                   MACHINERY--AGRICULTURE
            800    ADE Corp.                                                           14,000              14,000
          2,600    AGCO Corp.                                                          76,050              76,050
            800    Butler Mfg. Co. Del.                                                25,800              25,800
          1,100    Lindsay Mfg.                                                        47,713              47,713
          4,200    Terra Industries Inc.                                               54,862              54,864
                                                                           ------------------------------------------
                   Total Machinery--Agriculture                                       218,425             218,427

                   MACHINERY--TOOLS
          1,100    Alltrista Corp.                                                     31,213              31,213
          1,900    Brown & Sharpe Mfg. Co.                                             19,356              19,238
            900    Gleason Corp.                                                       24,244              24,244
          3,100    Kaydon Corp.                                                       101,138             101,138
          2,900    Kennametal Inc.                                                    150,256             150,983
          2,200    Kulicke & Soffa Inds. Inc.                                          40,975              40,975
            900    Omniquip Intl. Inc.                                                 17,944              17,944
            800    Precision Castparts Corp.                                           48,250              48,250
          1,900    Regal Beloit Corp.                                                  56,169              56,170
            700    Starrett LS Co. Cl. A                                               25,594              25,594
            600    Terex Corp. New                                                     14,099              14,099
                                                                           ------------------------------------------
                   Total Machinery--Tools                                             529,238             529,848

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MACHINERY--OTHER
            100    AG Chem. Equip. Inc.                                                 1,388               1,388
          1,900    Albany Intl. Corp. New Cl. A                                        43,700              43,700
          1,100    Alliant Techsystems Inc.                                            61,325              61,325
          2,400    Alpine Group Inc.                                                   45,000              45,000
          1,900    Alumax Inc.                                                         64,600              65,075
            700    Asyst Technologies                                                  15,225              15,225
          1,400    Beckman Instrs. Inc. New                                            56,000              56,000
          2,400    Boston Technology Inc. Com. New                                     60,300              60,300
          1,600    Cascade Corp.                                                       27,200              27,200
          2,200    Centennial Cellular Corp. Cl. A                                     45,100              45,100
            400    Chart Inds. Inc.                                                     9,125               9,125
          1,600    Coachmen Inds. Inc.                                                 34,500              34,501
          2,000    Credence Sys. Corp.                                                 59,250              59,250
            800    DT Inds. Inc.                                                       27,200              27,200
          2,200    Electroglas Inc.                                                    33,963              33,964
            900    Esterline Technologies                                              32,400              32,400
          1,700    Figgie Intl. Inc. Cl. A                                             22,313              22,313
          1,500    Gardner Denver Machy. Inc.                                          37,969              37,970
          2,300    Global Indl. Technologies Inc.                                      38,956              38,957
          1,900    Graco Inc.                                                          70,894              70,895
          3,200    Idex Corp.                                                         111,600             111,600
          1,000    Integrated Process Equip. Corp.                                     15,750              15,750
          2,000    Integrated Sys. Inc.                                                27,500              27,500
          3,500    JLG Inds. Inc.                                                      49,438              49,438
          1,700    Manitowoc Inc.                                                      55,250              55,250
            900    NN Ball & Roller Inc.                                                7,988               7,988
          3,500    National Oilwell Inc.                                              119,656             119,658
          1,600    Nordson Corp.                                                       73,400              73,400
            700    Penn Engr. & Mfg. Corp.                                             17,413              17,325
            500    Rental Svc. Corp.                                                   12,281              12,282
          3,500    Roper Inds. Inc. New                                                98,875              98,875
          3,100    Royal Appliance Mfg. Co.                                            20,538              20,538
          1,100    SPS Technologies Inc.                                               47,988              47,988
          3,200    Safeguard Scientific                                               100,400             100,400

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MACHINERY--OTHER--CONTINUED
          1,200    Smith AO Corp.                                                      50,700              50,700
          1,900    Speciality Equip. Cos. Inc. Com. New                                31,825              31,825
          2,500    Sundstrand Corp.                                                   125,938             125,938
            900    Tecumseh Prods. Co. Com. Cl. A                                      43,875              43,875
            900    Tennant Co.                                                         32,738              32,738
          1,200    Toro Co.                                                            51,150              51,150
            300    Turbochef Inc.                                                       2,175               2,175
          2,100    Watsco Inc. Cl. A                                                   51,844              51,845
          1,900    Watts Ind. Inc. Cl. A                                               53,794              53,795
          2,400    Wyman Gordon Co.                                                    47,100              47,100
          1,900    York International Corp. New                                        75,164              75,164
                                                                           ------------------------------------------
                   Total Machinery--Other                                           2,110,788           2,111,185

                   MEDICAL SUPPLY AND SERVICE
          2,600    Acuson                                                              43,063              43,064
          1,700    ADAC Labs Com. New                                                  33,575              33,575
          3,600    Advanced Tissue Sciences Inc.                                       44,550              44,550
          2,900    Agouron Pharmaceuticals Inc.                                        85,188              85,188
          2,500    Alkermes Inc.                                                       49,688              49,688
          2,100    Allegiance Corp.                                                    74,419              74,420
          2,800    Alliance Pharmaceutical Corp.                                       20,300              20,300
          1,700    American Home Patient Inc.                                          39,950              39,950
          3,200    American Oncology Res. Inc.                                         51,200              51,200
          2,800    Amerisource Health Corp. Cl. A                                     164,500             163,100
          5,600    Apria Healthcare Group Inc.                                         75,250              75,253
          2,200    Arris Pharmaceutical Corp.                                          18,425              18,425
          1,200    Arrow Intl. Inc.                                                    44,400              44,400
          3,100    Arterial Vascular Engr. Inc.                                       201,500             201,500
          1,400    Atria Cmntys. Inc.                                                  23,975              23,975
          2,500    Ballard Med. Prods.                                                 60,625              60,625
            800    Barr Labs. Inc.                                                     27,300              27,300
          2,100    Bergen Brunswig Corp. Cl. A                                         88,463              88,463
          5,300    Biotechnology Gen. Corp.                                            56,975              56,975
          2,500    Biogen Inc.                                                         90,938              90,938

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------


                   MEDICAL SUPPLY AND SERVICE--CONTINUED
            900    Biomatrix, Inc.                                                     27,000              27,000
          3,700    CNS Inc.                                                            24,744              24,746
          1,100    Carematrix Corp.                                                    31,625              31,625
          2,800    Centocor Inc.                                                       93,100              93,100
          2,800    Cephalon Inc.                                                       31,850              31,850
          2,500    Cerner Corp.                                                        52,813              52,813
          7,200    Chiron Corp.                                                       122,400             122,400
            900    Clintrails Resh. Inc.                                                7,088               7,088
          3,100    Concentra Managed Care Inc.                                        104,625             104,625
          1,900    Conmed Corp.                                                        49,875              49,875
          6,600    Covance Inc.                                                       131,175             131,175
          1,100    Curative Technologies Inc.                                          33,413              33,413
          1,700    Cygnus Inc.                                                         33,788              33,788
          1,400    Cytyc Corp.                                                         34,825              34,825
          1,500    Datascope Corp.                                                     38,813              38,813
          1,900    Dentsply Intl. Inc. New                                             57,950              57,950
          1,100    Diagnostic Prods. Inc.                                              30,525              30,525
            800    Emisphere Technologies Inc.                                         14,900              14,900
          1,900    Enzo Biochem. Inc.                                                  27,788              27,788
          2,200    FPA Med. Mgmt. Inc.                                                 40,975              40,975
          1,300    Forest Labs Inc.                                                    64,106              64,107
          4,700    Foundation Health Sys. Inc.                                        105,163             104,575
          1,500    Genesis Health Venture Inc.                                         39,563              40,125
          7,500    Gensia Sicor Inc.                                                   43,594              43,598
          3,100    Genzyme Corp.                                                       86,025              86,025
          2,000    Graham Field Health Products Inc.                                   33,375              33,376
          1,100    Gulf South Med. Supply                                              40,975              40,975
          1,500    HBO & Co.                                                           72,000              72,000
          2,600    Haemonetics Corp. Mass                                              36,400              36,400
          1,400    Healthcare Compare Corp.                                            71,575              71,575
          5,700    Health Mgmt. Assoc. Inc. New Cl. A                                 143,925             143,925
          1,600    Healthplan Svcs. Corp.                                              33,600              33,600
          1,900    Heartport Inc.                                                      38,713              38,713
          2,500    Health Care Reit. Inc.                                              70,313              70,313

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MEDICAL SUPPLY AND SERVICE--CONTINUED
          1,700    Healthdyne Technologies Inc.                                        34,638              34,638
          1,700    Hillenbrand Inds. Inc.                                              87,019              87,020
          1,400    Hologic Inc.                                                        28,963              28,963
          2,100    Human Genome Sciences Inc.                                          83,475              83,475
          3,100    Icos Corp.                                                          56,769              56,770
          1,600    I-Stat Corp.                                                        25,300              25,301
          3,800    Idexx Labs Inc.                                                     60,563              60,564
          9,000    Imatrom Inc.                                                        20,813              20,817
          2,200    Immunomedic Inc.                                                     7,975               7,975
          2,100    Incylte Pharmaceuticals Inc.                                        94,500              94,500
          3,100    Integrated Health Services Inc.                                     96,681              96,683
          4,600    Interim Svcs. Inc.                                                 119,025             119,025
          2,800    Invacare Corp.                                                      60,900              60,900
          2,400    Isis Pharmaceutical                                                 29,550              29,551
          2,600    Jones Med. Inds. Inc.                                               99,450              99,450
            300    Kos Pharmaceuticals Inc.                                             4,631               4,631
          1,400    LCA-Vision Inc. Com. New                                             1,575               1,575
          1,000    Lab Holdings Inc.                                                   23,250              23,250
          6,800    Laboratory Corp. Amer. Hldgs.                                       11,475              11,900
          1,100    Lam Resh Corp.                                                      32,175              32,175
          1,100    Landauer Inc.                                                       30,800              30,800
          1,000    Life Technologies Inc. Com. New                                     33,250              33,250
          2,300    Ligand Pharmaceuticals Inc. Cl. B                                   29,613              29,613
          1,300    Lincare Holdings Inc.                                               74,100              74,100
          3,100    Liposome Inc.                                                       14,338              14,338
          3,600    Magellan Health Svcs., Inc.                                         77,400              77,400
          2,500    Mariner Health Group Inc.                                           40,625              40,625
          1,400    Marquette Med. Sys. Inc.                                            37,275              37,275
          1,800    Martek Biosciences                                                  14,850              14,850
          1,600    Maxicare Health Plans Inc. Com. New                                 17,400              17,400
          7,200    Medaphis Corp.                                                      46,800              46,800
          2,100    Medical Assurn Inc.                                                 59,063              56,250
            105    Medical Assurn Inc. Shares from Pending
                      Stock Dividend                                                        0               2,812

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MEDICAL SUPPLY AND SERVICE--CONTINUED
            900    Medical Resources, Inc.                                              8,438               8,438
          1,300    Medicis Pharmaceutical Corp. Cl. A New                              66,463              66,463
          1,400    Medquist Inc.                                                       48,650              48,650
          5,900    Medpartners Inc. New                                               132,013             132,013
          2,300    Mentor Corp. Minn.                                                  83,950              83,950
          4,500    Mid Atlantic Med. Svs. Inc.                                         57,375              57,375
          3,200    Millennium Pharmaceuticals Inc.                                     60,800              60,800
            500    Mine Safety Appliances Co.                                          32,750              32,750
            500    Morrison Health Care Inc.                                           10,000              10,000
          1,500    Mycogen Corp.                                                       28,125              28,125
          1,100    Myriad Genetics Inc.                                                26,675              26,675
          4,000    Nabi Inc.                                                           13,625              13,624
          2,100    NCS Healthcare Inc.                                                 55,388              55,388
          2,500    National Health Invs. Inc.                                         104,688             104,688
          2,000    National Surgery Ctrs. Inc.                                         52,500              52,500
          4,600    Nationwide Health PPTYS Inc.                                       117,300             117,300
          1,900    Neopath Inc.                                                        24,700              24,700
          1,900    Neoprobe Corp.                                                      11,400              11,400
          2,000    Neurex Corp.                                                        27,750              27,750
          2,300    Neuromedical Sys. Inc.                                               6,469               6,470
          2,500    Nexstar Pharmaceuticals Inc. CMM                                    28,438              28,438
          6,000    Novacare Inc.                                                       78,375              78,750
          3,500    Omnicare Inc.                                                      108,500             108,500
          2,500    Omega Healthcare Invs. Inc.                                         96,563              96,563
          2,600    Organo Genesis Inc.                                                 68,575              69,875
          3,500    Orthodontic Ctrs. Amer. Inc.                                        58,188              58,188
          1,100    Osmonics Inc.                                                       17,394              17,394
          2,400    Owens & Minor Inc.                                                  34,800              34,800
          3,000    Oxford Health Plans Inc.                                            46,688              46,689
          1,200    PHP Healthcare Corp.                                                18,075              18,076
          1,600    Pacificare Health Sys. Inc. Del. Cl. B                              83,800              83,800
          1,000    Paragon Health Networks Com. Stk.                                   19,563              19,563
          1,900    Pathogenesis Corp.                                                  70,538              70,538
          1,700    Patterson Dental Co.                                                76,925              76,925

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MEDICAL SUPPLY AND SERVICE--CONTINUED
          1,000    Pediatrix Med. Group                                                42,750              42,750
            600    Perclose Inc.                                                       11,550              11,550
            900    Pharmerica Inc.                                                      9,338               9,338
          2,800    Phycor Inc.                                                         75,600              75,600
          2,600    Physician Relance Network Inc.                                      27,138              27,139
          3,600    Physical Sales & Svc. Inc.                                          77,400              77,400
          4,100    Physicians Resource Group Inc.                                      17,938              17,938
          1,600    Physio-Control Intl. Corp.                                          25,400              25,400
          1,200    Prime Med. Svcs. Inc.                                               16,575              16,576
          3,100    Quest Diagnostics Inc.                                              52,313              52,313
          2,200    Quintiles Transnational Corp.                                       84,150              84,150
          3,200    Quorum Health Group                                                 83,600              83,600
          1,800    Regeneron Pharmaceuticals Inc.                                      15,413              15,413
          2,400    Renal Treatment Ctrs. Inc.                                          86,700              86,700
          2,700    Renal Care Group Inc.                                               86,400              86,400
            300    Res-Care Inc.                                                        8,700               8,700
          2,400    Respironics Inc.                                                    53,700              53,700
          2,200    Roberts Pharmaceutical Corp.                                        21,038              21,039
          1,900    Safeskin Corp.                                                     107,825             107,825
          1,900    Sangstat Med. Corp.                                                 76,950              76,950
          4,900    Scios-Nova Inc.                                                     49,000              49,000
          3,000    Sepracor Inc.                                                      120,188             120,189
          1,600    Sierra Health Svcs. Inc.                                            53,800              53,800
            700    Sofamor/Danek Group Inc.                                            45,544              45,675
          2,900    Sola Intl. Inc.                                                     94,250              94,250
          1,100    Space Labs Med. Inc.                                                20,900              20,900
          1,200    Spine-Tech Inc.                                                     61,725              61,726
          1,900    Staar Surgical Co. Com. (New) Par 0.01                              32,656              32,657
          1,500    Steris Corp.                                                        72,375              72,375
          2,700    Stryker Corp.                                                      100,575             100,575
          4,400    Sun Healthcare Group Inc.                                           85,250              85,250
            700    Sunrise Assisted Living Inc.                                        30,188              30,188
          1,900    Sunrise Med. Inc.                                                   29,331              29,332
          1,800    Sybron International Corp.                                          84,488              84,488

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MEDICAL SUPPLY AND SERVICE--CONTINUED
          2,500    Techne Corp.                                                        43,750              43,750
          1,800    Thermo Cardiosystems Inc.                                           48,150              48,150
          2,500    Thermedics Inc.                                                     40,938              40,938
          4,500    Total Renal Care Hldgs. Inc.                                       123,750             123,750
          1,500    Triangle Pharmaceuticals                                            21,938              21,938
          4,600    Trigon Healthcare Inc.                                             120,175             120,175
          2,100    Ultratech Stepper                                                   41,738              41,738
          1,100    Universal Health Svcs. Inc. Cl. B                                   55,413              55,413
          1,400    Veterinary Ctrs. Amer. Inc.                                         18,813              18,813
          1,300    Visx Inc. Del.                                                      28,763              28,763
            700    Vital Signs Inc.                                                    13,650              13,650
          3,100    Vivus Inc.                                                          32,938              32,938
          3,400    Wang Labs Inc. Com. New                                             75,225              75,225
            700    Wellpoint Health Networks Inc. New                                  29,575              29,575
          1,300    West Inc.                                                           38,675              38,675
          1,100    Zygo Corp.                                                          20,600              20,607
                                                                           ------------------------------------------
                   Total Medical Supply and Service                                 9,007,444           9,008,288

                   METALS--ALUMINUM
          1,500    Commonwealth Inds. Inc. Del.                                        21,750              21,750
          2,400    IMCO Recycling Inc.                                                 38,550              38,551
            600    Maxxam Inc.                                                         26,175              26,175
                                                                           ------------------------------------------
                   Total Metals--Aluminum                                              86,475              86,476

                   METALS--STEEL
          4,600    AK Steel                                                            81,363              81,365
          1,800    Acme Metals Inc.                                                    17,775              17,775
          1,000    Amcast Indl. Corp.                                                  22,938              22,938
          3,100    Birmingham Stl. Corp.                                               48,825              48,825
          2,000    Carpenter Technology Corp.                                          96,125              96,126
            600    Chaparral Stl. Com.                                                  9,263               9,263
            600    Citiation Corp. ALA                                                  9,750               9,750
          1,100    Cleveland Cliffs Inc.                                               50,394              50,394
            700    Gibraltar Stl. Corp.                                                13,825              13,825

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   METALS--STEEL--CONTINUED
          4,700    MA Hanna Co.                                                       118,675             118,675
          2,600    Intermet Corp.                                                      45,500              45,500
          2,900    J&L Specialty Stl. Inc.                                             29,181              29,000
          4,200    LTV Corp. New                                                       40,950              41,475
          2,300    Lone Star Technologies Inc.                                         65,263              65,263
          1,500    Lukens Inc.                                                         42,844              42,938
          2,200    National Steel Corp. Cl. B                                          25,438              25,439
          1,600    Oregon Metallurgical Corp.                                          53,400              53,400
          2,000    Oregon Stl. Mls. Inc.                                               42,625              42,626
          1,000    Reliance Stl. & Alum. Co.                                           29,750              29,750
          1,100    Rouge Inds. Inc. Del. Cl. A                                         13,338              13,338
          4,200    Steel Dynamics Inc.                                                 67,200              67,200
          1,800    Trinity Inds. Inc.                                                  80,325              80,325
          1,900    Valmont Inds. Inc.                                                  37,047              37,048
                                                                           ------------------------------------------
                   Total Metals--Steel                                              1,041,794           1,042,238

                   METALS--OTHER
          1,400    Allied Prods. Corp. Del.                                            33,600              33,600
          7,100    Amax Gold Inc.                                                      16,419              16,422
          1,300    Applied Indl. Technologies Inc.                                     34,775              34,775
          1,600    Brush Wellman Inc.                                                  39,200              39,200
          1,300    Castle AM & Co.                                                     29,738              29,738
          1,700    Century Alum. Co.                                                   22,950              22,950
          1,700    Clarcor Inc.                                                        50,363              50,363
          2,400    Coeur D Alene Mines Corp. Idaho                                     21,600              21,451
          3,000    Columbia Labs Inc.                                                  47,625              52,500
          1,400    Commercial Intertec Corp.                                           29,050              29,050
          1,500    Commercial Metals Co.                                               47,344              47,345
          1,200    Emcore Wire Corp.                                                   36,825              36,826
          1,200    Fastenal Co.                                                        45,900              45,900
          2,500    Getchell Gold Corp.                                                 60,000              61,250
          1,200    Handy & Harman                                                      41,400              41,400
          1,700    Harsco Corp.                                                        73,313              73,313
          5,700    Hecla Mng. Co.                                                      28,144              28,147

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   METALS--OTHER--CONTINUED
            900    Hon Inds. Inc.                                                      53,100              53,100
          1,300    Kuhlman Corp.                                                       50,863              50,863
          1,000    Learonal Inc.                                                       23,500              23,500
          3,500    Miller Inds. Inc. Tenn.                                             37,625              38,063
            700    Newmont Gold Co.                                                    20,867              20,869
          4,000    OMI Corp.                                                           36,750              36,752
          5,500    Ogden Corp.                                                        155,031             155,034
          1,100    Park Electrochemical Corp.                                          31,213              31,213
          1,500    Quanex Corp.                                                        42,188              42,188
          1,200    RMI Titanium Co. Com. New                                           24,000              24,150
          2,200    Rohn Inds. Inc.                                                     11,344              11,343
          1,100    Shaw Group Inc.                                                     25,300              25,300
          2,700    Simpson Inds. Inc.                                                  31,725              31,725
          1,700    Stillwater Mining Co.                                               28,475              28,688
          2,600    Sturm Ruger & Co. Inc.                                              47,938              47,939
          2,100    Titanium Metals Corp.                                               60,638              60,638
            500    Tremont Corporation (New)                                           26,125              26,125
          1,900    WMS Inds. Inc.                                                      40,138              40,138
          1,500    Wolverine Tube Inc.                                                 46,500              46,500
          1,200    Zero Corp.                                                          35,547              35,694
                                                                           ------------------------------------------
                   Total Metals--Other                                              1,487,113           1,494,052

                   MISCELLANEOUS
          2,100    ATL Ultrasound Inc.                                                 96,600              96,600
          1,000    ATMI Inc.                                                           24,250              24,250
            900    AVX Corp.                                                           16,594              16,594
          6,300    Acnielsen Corp.                                                    153,563             153,563
            300    Advent Software Inc.                                                 8,588               8,588
          2,100    Affymetrix Inc. OC-Cap. Stk.                                        65,363              65,363
          1,300    Airnet Sys. Inc.                                                    27,950              27,950
            900    Algos Pharmaceutical Corp.                                          27,000              27,000
          2,600    Allen Telecom Inc.                                                  47,938              47,939
            800    Alternative Living Svcs. Inc.                                       23,650              23,650
          1,300    Amerco                                                              33,313              33,313

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MISCELLANEOUS--CONTINUED
          3,000    Amerin Corp.                                                        84,000              84,000
            700    Andrx Corp.                                                         23,972              23,975
            600    Applied Analytical Inds. Inc.                                        9,900               9,900
          1,500    Arqule Inc.                                                         34,406              34,407
          1,000    Aspect Dev. Inc.                                                    52,000              52,000
          1,200    Atlas Air Inc.                                                      28,800              28,800
            400    Aviation Sales Co.                                                  15,050              15,050
          1,900    Aware Inc. Mass                                                     19,475              19,475
            500    BT Office Prods. Intl. Inc.                                          3,875               3,875
            300    Ballys Grand Inc.                                                   15,356              15,356
          1,500    Big Flower Hldgs. Inc.                                              36,188              36,188
          1,900    Billing Information Concepts Corp.                                  91,200              91,200
          1,800    Blount Intl. Inc. Cl. A                                             48,038              48,038
          1,200    Boykin Lodging Tr. Inc.                                             31,725              31,726
          1,500    Budget Group Inc. Com. Cl. A                                        51,844              51,845
            500    CNET Inc.                                                           14,750              14,750
          1,100    Ctg. Res. Inc.                                                      28,669              28,669
            500    Carbide/Graphite Group Inc.                                         16,875              16,875
          1,800    Capstar Hotel Co.                                                   61,763              61,763
          4,000    Cellnet Data Sys. Inc.                                              31,000              31,000
          1,200    Central Pkg. Corp.                                                  54,375              54,376
          1,200    Chase Inds. Inc.                                                    30,600              30,600
          2,200    Chateau Cmntys Inc.                                                 69,300              69,300
          1,100    Circle Intl. Group Inc.                                             25,231              25,232
          1,900    Clarify Inc.                                                        22,088              22,088
          1,700    Commscope Inc.                                                      22,844              23,163
            400    Contifinancial Corp.                                                10,075              10,075
          1,400    Cooper Cos. Inc. Com. New                                           57,225              57,225
            600    Cost Plus Inc. Calif.                                               17,400              17,400
            400    DBT Online Inc.                                                      9,975               9,975
            900    Data Dimensions Inc. Com. Par $0.001                                15,525              15,525
            900    Data Processing Resource Inc.                                       22,950              22,950
          1,200    Dominicks Supermarkets Inc.                                         43,800              43,800
            400    Donaldson Lufkin & Jenrette                                         31,800              31,800

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MISCELLANEOUS--CONTINUED
          1,100    Donna Karan Intl. Inc.                                              14,163              14,163
            300    Dupont Photomarks Inc.                                              10,463              10,463
          1,000    Eagle USA Airfreight Inc.                                           28,500              28,500
            600    Education Mgmt. Corp.                                               18,600              18,600
          3,700    Enova Corp.                                                        100,131              99,671
          3,100    Equity Office PPTYS Tr.                                             97,844              97,845
            600    FEI Co.                                                              7,463               7,463
          1,700    Fabri Ctrs. Amer. Inc.                                              37,931              37,932
            400    Factset Resh. Sys. Inc.                                             12,300              12,300
          2,900    Footstar Inc.                                                       77,938              77,938
          2,400    Freeport-McMoran Sulphur Inc.                                       28,200              28,200
          1,600    Fuisz Technologies Ltd.                                             13,600              13,600
            900    Gaylord Entmt. Co. New                                              28,744              28,744
          2,200    General Cable Corp. Del. New                                        79,613              79,614
          1,100    General Chem. Group Inc.                                            29,425              29,425
          4,200    General Mtrs. Corp. Cl. H. New                                     155,138             155,140
          2,400    Glenborough Rlty. Tr. Inc.                                          71,100              71,100
          1,100    Great Lakes Reit. Inc.                                              21,381              21,382
            900    Guarantee Life Cos. Inc.                                            25,650              25,650
          1,700    Guilford Pharmaceuticals Inc.                                       34,213              34,213
          2,900    Gulfstream Aerospace Corp.                                          84,825              84,825
          4,200    HMT Technology Corp.                                                54,600              54,600
          2,500    Hartford Life Inc. Cl. A                                           113,281             113,283
            600    Herbalife Intl. Inc. Cl. A                                          12,600              12,600
          2,100    Highwaymaster Communications Inc.                                   11,944              11,945
          1,200    Hollinger International Inc. Cl. A                                  16,800              16,800
          3,400    Homebase Inc.                                                       26,775              26,775
          2,200    IMC Mtg. Co.                                                        26,125              26,125
          1,900    IXC Communications Inc.                                             59,613              59,613
          2,600    Industri-Matematik Intl. Corp.                                      76,700              76,700
          1,600    Infinity Finl. Technology Inc.                                      33,500              33,501
          1,800    Ingram Micro Inc. Cl. A                                             52,425              52,425
            300    Iron Mtn. Inc. Del.                                                 10,800              10,800
            500    LHS Group Inc.                                                      29,875              29,875

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MISCELLANEOUS--CONTINUED
          1,700    Lamar Advertising Cl. A                                             67,575              67,575
          3,700    Learning Co. Inc.                                                   59,431              59,433
          1,200    Linens N Things Inc.                                                52,350              52,350
          1,300    Metromail Corp. New                                                 23,238              23,238
          3,500    Midamerican Energy Hldgs. Co.                                       77,000              77,000
            400    Minimed Inc.                                                        15,550              15,550
          1,700    Morrison Knudsen Corp. New                                          16,575              16,575
          1,800    Oakley Inc.                                                         16,313              16,313
          1,900    Object Design Inc.                                                  15,913              15,913
          1,400    Ocean Energy Inc.                                                   69,038              69,038
            800    Ocean Finl. Corp.                                                   29,800              29,800
          2,700    Omnipoint Corp.                                                     62,775              62,775
            100    Oriental Finl. Group Inc.                                            2,956               2,956
          3,150    Outdoor Sys. Inc.                                                   80,588              80,850
          1,700    PFF Bancorp Inc.                                                    33,788              33,788
          1,400    Palm HBR Homes Inc.                                                 39,550              39,550
          1,100    Panamsat Corp. New                                                  47,438              47,438
          2,400    Popular Inc.                                                       118,800             118,800
          2,800    Prentiss PPTYS Tr. Sh. Ben. Int.                                    78,225              78,226
          3,900    Ralcorp Hldgs. Inc. New                                             66,056              66,058
          2,600    Reckson Assocs. Rlty. Corp.                                         65,975              65,975
          2,700    Red Roof Inns Inc.                                                  41,344              41,345
          1,500    Rofin Sinar Technologies Inc.                                       18,188              18,188
          1,200    Semco Energy Inc.                                                   21,750              21,750
            700    Sabratek Corp.                                                      20,125              20,125
          2,600    Sabre Group Hldgs. Inc. Cl. A                                       75,075              75,075
            300    St. Joe Corp.                                                       27,150              27,150
            800    Schein Henry Inc.                                                   28,000              28,000
          1,100    Scripps Co. Cl. A                                                   53,281              53,282
          1,700    Security Cap Atlantic Inc.                                          35,913              35,913
            600    Semtech Corp.                                                       23,475              23,475
          1,500    Serologicals Corp.                                                  39,000              39,000
          2,400    Sigcorp Inc.                                                        70,500              70,500
          2,100    Silgan Hldgs. Inc.                                                  68,250              68,250

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   MISCELLANEOUS--CONTINUED
            200    Simpson Mtg. Inc.                                                    6,663               6,663
          4,100    Sitel Corp.                                                         37,413              37,413
          4,400    Solutia Inc.                                                       117,425             117,427
            600    Southern Peru Copper Corp.                                           8,025               8,025
            700    Speedfam Intl. Inc.                                                 18,550              18,550
          1,000    Splash Technology Hldgs. Inc.                                       22,500              22,500
            600    Strayer Ed. Inc.                                                    19,800              19,800
          3,100    Sunburst Hospitality Corp.                                          30,612              30,613
          1,700    Sunstone Hotel Invs. Inc.                                           29,325              29,325
            700    Superior Telecom Inc.                                               24,194              24,194
          5,300    TCI Satellite Entmt. Inc. Cl. A                                     36,438              36,438
          1,900    Telespectrum Worldwide Inc.                                          6,888               6,888
            400    Thermo Terratech Inc.                                                3,250               3,250
          1,700    Transkaryotic Therapies Inc.                                        59,713              59,713
          4,200    Transocean Offshore Inc.                                           202,388             202,390
          1,700    Trico Marine Svcs. Inc.                                             49,938              49,938
          4,000    Tucson Elec. Pwr. Co. F/K/A Tucson Gas & Elec. Co.
                      Com. New                                                         72,500              72,500
          2,200    Twinlab Corp.                                                       54,450              54,450
          1,800    US Tr. Corp. New                                                   112,725             112,725
            300    Univision Communications Inc. Cl. A                                 20,944              20,944
          1,300    Vantive Corp.                                                       32,825              32,825
          2,400    Veritas DGC Inc.                                                    94,800              94,800
          2,100    Visio Corp.                                                         80,588              80,588
          3,400    Waters Corp.                                                       127,925             129,625
          2,000    Weatjerfprd Emterra                                                 87,500              87,500
          1,000    Wilmar Inds. Inc.                                                   23,875              23,875
          2,400    Wireless Telecom Group Inc.                                         14,850              15,000
          1,100    Zoran Corp.                                                         13,259              13,257
                                                                           ------------------------------------------
                   Total Miscellaneous                                              6,129,488           6,131,491

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   OFFICE EQUIPMENT
          1,500    Aaron Rents Inc. Cl. B                                              29,063              29,063
          2,000    Access Health Inc.                                                  58,750              58,750
          3,300    Acxiom Corp.                                                        63,525              63,525
          3,900    America Online Inc. Del.                                           347,831             352,950
          1,200    American Business Information Inc. Com. Cl. B                       12,300              12,300
          1,200    American Business Prods. Inc. GA                                    25,950              25,950
          3,800    American Mgmt. Sys. Inc.                                            74,100              74,100
          2,700    American Pad & Paper Co. New                                        25,988              25,988
            700    Analogic Corp. Com. Par $.05                                        26,600              26,600
          2,800    Antec Corporation                                                   43,750              43,750
          1,200    Arbor Software Corp.                                                48,600              48,600
          2,400    Aspen Technologies                                                  82,200              82,200
          2,500    Auspex Sys. Inc.                                                    25,000              25,000
          2,900    Bisys Group Inc.                                                    96,425              96,425
          2,700    BMC Inds. Inc. Minn                                                 43,538              44,045
            800    BRC Hldgs. Inc.                                                     30,600              30,600
          4,200    BMC Software Inc.                                                  275,625             275,625
          2,400    Banctec Inc.                                                        64,350              64,351
            700    Barra Inc.                                                          16,888              16,888
          1,000    Bell & Howell Co. New                                               24,188              24,188
          1,600    Black Box Corp. Del.                                                56,600              56,600
          3,900    Borland Intl. Inc.                                                  28,519              28,521
          1,900    Broderbund Software                                                 48,688              48,688
          1,800    CCC Information Svcs. Group                                         35,550              35,550
            900    CDW Computer Ctrs. Inc.                                             46,913              46,913
            500    Caci International Inc. Cl. A                                        9,906               9,907
          8,000    Cadence Design Sys. Inc.                                           196,000             196,000
          1,200    Cambrex Corp.                                                       55,200              55,200
          1,600    Cambridge Technology Partners Mass Inc.                             66,600              66,600
            800    Cellular Communications International Inc.                          37,400              37,400
          1,000    Ciber Inc.                                                          58,000              58,000
          5,500    Cirrus Logic Inc.                                                   58,438              58,438
          2,600    Citrix Sys. Inc.                                                   197,600             197,600

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   OFFICE EQUIPMENT--CONTINUED
          2,100    Comdisco Inc.                                                       70,219              70,220
          2,300    Compucom Sys. Inc.                                                  18,975              18,975
          2,300    Computer Prods. Inc.                                                52,038              52,038
          1,400    Computer Task Group Inc.                                            49,788              49,788
          5,400    Computervision Corp. New                                            20,588              20,590
          5,500    Compuware Corp.                                                    176,000             176,000
          2,300    Converse Technology Inc. Com. Par $0.10                             89,700              89,700
          5,900    Copytele Inc.                                                       20,650              20,650
          1,300    Cybermedia Inc.                                                     19,581              19,582
          1,000    DST Sys. Inc. Del.                                                  42,688              42,688
            800    Dialogic Corp.                                                      35,000              35,000
          3,500    Diamond Multimedia Systems Inc.                                     31,063              31,063
          3,000    Diebold Inc.                                                       151,875             151,875
          3,500    Digital Microwave Corp.                                             50,750              50,750
          1,600    Dynatech Corp.                                                      75,000              75,000
          3,300    E Trade Group Inc.                                                  75,900              75,900
          1,500    Edify Corp.                                                         28,125              28,125
         13,600    Electronic Data Sys. Corp. New                                     597,550             597,557
          1,100    Encad Inc.                                                          30,250              30,250
          2,300    Exabyte Corp.                                                       14,806              14,807
          4,500    FTP Software Inc.                                                   10,125              10,125
            900    Faire Issac & Co. Inc.                                              29,981              29,982
          1,500    Filenet Corp.                                                       45,188              45,188
          2,200    Fiserv Inc.                                                        108,075             108,075
          1,800    Forte Software Inc.                                                 13,725              13,725
          2,500    GT Interactive Software Corp.                                       15,938              15,938
          2,400    Gateway 2000 Inc.                                                   78,300              78,600
          1,600    General Datacomm Inds. Inc.                                          7,500               7,501
          2,100    Gerber Scientific Inc.                                              41,738              41,738
          1,200    HCIA Inc.                                                           14,250              14,250
          1,700    HNC Software Inc.                                                   73,100              73,100
          1,100    Hadco Corp.                                                         49,775              49,775
          1,100    Henry Jack & Assoc. Inc.                                            29,975              29,975
            300    Hunt Corporation                                                     7,106               7,106

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           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   OFFICE EQUIPMENT--CONTINUED
          2,000    Hyperion Software Corp.                                             71,500              71,500
            800    IDX Sys. Corp.                                                      29,600              29,600
          1,000    IKOS Sys. Inc. Com. New                                              6,125               6,125
          1,100    In Focus Sys. Inc.                                                  33,413              33,413
            900    Imnet Sys. Inc.                                                     14,625              14,625
          6,000    Informix Corp.                                                      28,500              28,500
          2,200    Interface Inc. Cl. A                                                63,800              63,800
          4,300    Intergraph Corp.                                                    43,000              43,000
          2,100    Intervoice Inc.                                                     15,750              15,750
          1,700    Intuit Inc.                                                         70,125              70,125
            800    I2 Technologies Inc.                                                42,200              42,200
            800    JDA Software Group Inc.                                             28,000              28,000
          1,000    Knoll Inc.                                                          32,125              32,125
          2,200    Komag Inc.                                                          32,725              32,725
          2,000    Legato Sys. Inc.                                                    88,000              88,000
          1,600    Lycos Inc.                                                          66,200              66,200
            900    MTS Sys. Corp.                                                      33,750              33,750
          1,900    Manugistics Group Inc.                                              84,788              84,788
          1,200    Mastec Inc.                                                         27,450              27,450
          5,000    Maxim Integrated Prods Inc.                                        172,500             172,500
          6,200    Mentor Graphics Corp.                                               60,063              60,066
          2,000    Mercury Interactive Corp.                                           53,500              53,500
          1,600    Microage Inc.                                                       24,100              24,101
            600    Micron Electronics Inc.                                              5,475               5,475
            800    Microtouch Systems Inc.                                             12,600              12,600
          1,900    Miller Herman Inc.                                                 103,669             103,670
          3,000    Mylex Corp.                                                         27,000              27,000
          1,600    National Computer Sys. Inc.                                         56,400              56,400
          1,200    National Data Corp.                                                 43,350              43,350
          1,300    National Instrs. Corp.                                              37,700              37,700
          1,100    National Techteam Inc.                                               9,900               9,900
          1,900    Netscape Communications Corp.                                       46,313              46,313
          2,200    Network Computing Devices Inc.                                      20,625              20,625
          1,100    New England Business Svc. Inc.                                      37,125              37,125

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   OFFICE EQUIPMENT--CONTINUED
          5,900    Office Depot Inc.                                                  141,231             141,234
            700    Pegasystems Inc.                                                    14,131              14,132
          6,100    Peoplesoft Inc.                                                    237,900             237,900
          1,700    Phoenix Technology Ltd.                                             20,613              20,613
          3,600    Physician Computer Network Inc.                                     14,400              14,400
            800    Pixar                                                               17,300              17,300
          6,600    Platinum Technology Inc.                                           186,450             186,450
          1,700    Policy Mgmt. Sys. Corp.                                            118,256             118,257
          1,200    Progress Software Corp.                                             25,950              25,950
            900    Project Software & Dev. Inc.                                        21,150              21,150
          4,300    Quantum Corp.                                                       86,269              86,271
            800    Radisys Corp.                                                       29,800              29,800
          7,500    Rational Software Corp. Com. New                                    85,313              85,313
          2,300    Remedy Corp.                                                        48,300              48,300
          2,800    Reynolds & Reynolds Co. Cl. A                                       51,625              51,626
          1,800    Robotic Vision Sys. Inc. Com.                                       20,700              20,700
          1,000    SPSS Inc.                                                           19,250              19,250
          1,900    Sandisk Corp. Com. Direct Placement                                 38,594              38,595
            200    Sapient Corp.                                                       12,250              12,250
          2,100    Scopus Technology Inc.                                              25,200              25,200
            800    Seachange Intl. Inc.                                                 5,700               5,700
          1,200    Security Dynamics Technologies                                      42,900              42,900
          4,100    Sequent Computer Sys. Inc.                                          82,000              82,000
          1,900    Siebel Sys. Inc.                                                    79,444              79,445
          1,300    Standard Register Co.                                               45,175              45,175
          6,600    Staples Inc.                                                       183,150             183,150
          3,300    Sterling Com.  Inc.                                                126,844             126,845
          1,100    Sterling Software Inc.                                              45,100              45,100
          2,300    Storage Technology Corp. Com. Par $0.10                            142,456             142,457
          2,800    Stratus Computer Inc.                                              105,875             105,876
          3,900    Structural Dynamics Resh. Corp.                                     87,750              87,750
          2,700    Sungard Data Sys. Inc.                                              83,700              83,363
          3,400    Sybase Inc.                                                         45,263              45,264
          1,000    Sykes Enterprises Inc.                                              19,500              19,500

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           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   OFFICE EQUIPMENT--CONTINUED
          5,300    Symantec Corp.                                                     116,269             116,271
          3,200    Synopsys Inc.                                                      114,400             114,400
          3,700    System Software Assoc. Inc.                                         32,375              32,375
          1,900    Systems & Computer Technology Corp.                                 94,288              94,288
          1,600    Tech Data Corp.                                                     62,200              62,200
          2,700    Technology Solutions Co.                                            71,213              71,213
          2,200    Telxon Corp.                                                        52,525              52,525
          2,100    Transition Sys. Inc. Mass                                           46,463              46,463
          1,300    Trident Microsystems Inc.                                           11,781              11,782
          2,100    USCS Intl. Inc.                                                     35,700              35,700
          4,900    Vanstar Corp.                                                       55,431              55,434
          2,500    Veritas Software Co.                                               127,500             127,500
          2,100    Viasoft Inc.                                                        88,725              88,725
          3,600    Viking Office Products                                              78,525              78,527
          1,900    Walker Interactive Systems Inc.                                     26,125              26,125
          1,400    Wall Data Inc.                                                      19,075              19,075
          1,500    Wallace Computer Secs. Inc.                                         58,313              58,313
          3,600    Western Digital Corp.                                               57,825              57,600
          1,800    Wind Riv Sys. Inc.                                                  71,438              71,438
          2,300    Wonderware Corp.                                                    32,488              32,488
            900    Woodward Governor Co.                                               29,138              29,138
          1,900    Xircom                                                              19,119              19,120
          3,400    Xylan Corp.                                                         51,425              51,425
          2,300    Zebra Technologies Cl. A                                            68,425              68,425
          2,100    Zilog Inc.                                                          40,027              40,021
                                                                           ------------------------------------------
                   Total Office Equipment                                           9,778,325           9,783,739

                   OIL--DOMESTIC
          2,000    Argonaut Group Inc.                                                 67,750              67,750
          1,300    Atwood Oceanics Inc.                                                61,588              61,588
          3,500    Barrett Res. Corp. Com. Par $0.01                                  105,875             105,875
          2,400    Berry Pete Co. Cl. A                                                41,850              41,851
          2,600    Brown Tom Inc.                                                      50,050              50,050
          4,200    Chesapeake Energy Corp.                                             31,763              31,765

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   OIL--DOMESTIC--CONTINUED
          2,000    Cooper Cameron Corp.                                               122,000             122,000
          2,100    Cross Timbers Oil Co.                                               52,369              52,370
          6,600    Grey Wolf Inc.                                                      35,475              35,891
            800    Holly Corp. Com. Par $0.01                                          22,100              22,100
          1,100    Key Energy Group                                                    23,856              23,857
          1,700    Lomak Pete Inc. Com. New                                            27,625              27,625
          1,900    Louis Dreyfus Nat. Gas Corp.                                        35,506              35,507
          3,900    NGC Corp.                                                           68,250              68,250
          1,000    NUI Corp.                                                           28,688              28,688
          3,800    Newfield Expl. Co.                                                  88,588              88,589
          2,100    Noble Affiliates Inc.                                               74,025              74,025
          4,600    Noble Drilling Corp.                                               140,875             140,875
          2,000    Plains Res. Inc. Com. Par $0.10                                     34,375              34,376
          3,600    Quaker State Corp.                                                  51,300              50,850
          1,100    St. Mary LD & Expl. Co.                                             38,500              38,500
          1,300    Stone Energy Corp.                                                  43,550              43,550
          2,100    Swift Energy Co.                                                    44,231              44,232
          2,800    Tesoro Pete Corp.                                                   43,400              43,400
          2,300    Tidewater Inc. Com.                                                126,788             127,363
          6,700    USA Waste Services Inc.                                            262,975             262,975
          1,400    United Meridian Corp.                                               39,375              39,375
            600    Vastar Res. Inc.                                                    21,448              21,449
                                                                           ------------------------------------------
                   Total Oil--Domestic                                              1,784,175           1,784,726

                   OIL--INTERNATIONAL
          3,400    Benton Oil & Gas Co.                                                43,988              43,989
          1,600    Camco Intl. Inc.                                                   101,900             101,901
          4,200    EEX Corp.                                                           38,063              38,065
          1,300    EVI Inc.                                                            67,275              67,275
          2,700    Enron Oil & Gas Co.                                                 57,206              57,208
          5,000    Global Industries Ltd.                                              85,000              85,000
          2,300    LG &E Energy Corp.                                                  56,925              57,070
          1,100    Mitchell Energy & Dev. Corp. Cl. A                                  32,313              32,313
          1,400    Murphy Oil Corp.                                                    75,863              75,863

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   OIL--INTERNATIONAL--CONTINUED
          1,000    Patterson Energy Inc.                                               38,688              38,688
          1,800    Texaco Inc.                                                         97,875              97,875
          3,300    Titan Expl. Inc.                                                    31,350              31,350
          3,500    Union Tex Pete Hldgs. Inc.                                          72,842              72,844
                                                                           ------------------------------------------
                   Total Oil--International                                           799,288             799,441

                   OIL--SERVICE
          1,500    BJ Services                                                        107,906             107,907
          1,900    Cabot Oil & Gas Corp. Cl. A                                         36,931              36,932
          1,600    COHO Energy Inc.                                                    14,600              14,600
          1,500    Daniel Inds. Inc. Com. (Del.)                                       28,875              28,875
          2,000    Devon Energy Corp.                                                  77,000              77,000
          2,500    Diamond Offshore Drilling Inc.                                     120,313             120,313
          5,400    Ensco Intl. Inc.                                                   180,900             180,900
          3,200    Falcon Drilling Inc.                                               112,200             111,600
            300    Fina Inc. Cl. A                                                     19,200              19,200
          2,900    Forest Oil Corp. Com. New                                           47,850              47,850
          1,000    Getty Realty Corp.                                                  22,125              22,125
          5,500    Global Marine Inc.                                                 134,750             135,097
          2,100    HS Res. Inc.                                                        29,006              29,007
            600    Houston Expl. Co.                                                   11,025              11,025
          2,700    KCS Energy Inc. Com. New                                            56,025              56,025
         10,200    Kelly Oil Gas Corp.                                                 22,313              22,318
          2,500    Kirby Corp.                                                         48,281              48,283
          5,500    Marine Drilling Cos. Inc. Com. Par $0.01                           114,125             114,125
          1,400    Meridian Resource Corp.                                             13,388              13,388
          4,000    Nabors Inds. Inc.                                                  125,750             126,500
          3,100    Oceaneering Intl. Inc.                                              61,225              61,225
          2,200    Offshore Logistics Inc.                                             47,025              47,025
          7,700    Parker Drilling Co.                                                 93,844              93,848
          3,000    Pioneer Nat. Res. Co.                                               86,813              87,000
          2,000    Pool Energy Svcs. Co.                                               44,500              44,500
          5,000    Pride Intl. Inc.                                                   126,250             126,250
          1,500    RPC Inc. F/K/A RPC Energy Svcs. Inc.                                17,719              17,720

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   OIL--SERVICE--CONTINUED
          3,000    Reading & Bates Corp. Com. New                                     125,625             125,625
          3,500    Santa Fe Energy Res. Inc.                                           39,375              39,375
          2,200    Seitel Inc. Com. New                                                37,675              37,675
          1,600    Smith Intl. Inc.                                                    98,200              98,200
          2,700    Snyder Oil Corp.                                                    49,275              49,275
          2,300    Susquehanna Bancshares Inc.                                         87,975              87,975
          1,100    Tetra Technologies Inc. Del.                                        23,169              23,169
          5,900    Tosco Corp. Com. New                                               223,094             223,097
          1,700    Transmontaigne Oil Co.                                              25,500              25,500
          3,300    Ultramar Diamond Shamrock                                          105,188             105,188
          3,100    Unit Corp.                                                          29,838              29,838
          3,200    Varco Intl. Inc.                                                    68,597              68,600
                                                                           ------------------------------------------
                   Total Oil--Service                                               2,713,450           2,714,154

                   PAPER
          1,700    Bowater Inc.                                                        75,544              75,545
          2,100    Chesapeake Corp.                                                    72,188              72,188
            900    Consolidated Paper Inc.                                             48,038              48,038
          2,900    Glatfelter P H Co.                                                  54,013              54,013
          1,200    Jefferson Smurfit Corp. New                                         16,950              16,950
          5,300    Longview Fibre Co. (Washington)                                     80,494              80,496
          1,700    Lydall Inc.                                                         33,150              33,150
          1,200    Pentair Inc.                                                        43,125              43,126
          3,500    Sonoco Prods. Co.                                                  121,406             121,408
          2,300    Unisource Worldwide Inc.                                            32,773              32,773
                                                                           ------------------------------------------
                   Total Paper                                                        577,681             577,687

                   PHOTOGRAPHIC
          1,200    CPI Corp.                                                           27,150              27,150
          1,600    Innovex Inc.                                                        36,700              36,701
                                                                           ------------------------------------------
                   Total Photographic                                                  63,850              63,851


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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   POLLUTION CONTROL
          2,200    Cuno Inc.                                                           33,550              33,550
          2,300    Dames & Moore Inc.                                                  30,475              30,475
          6,000    Newpark Res. Inc. Com. Par $0.01 New                               105,000             105,000
          1,500    OHM Corp.                                                           11,438              11,438
          2,600    Tetra Tech Inc. New                                                 52,000              52,000
            600    Thermo Instr. Sys. Inc.                                             20,663              20,663
          3,100    United States Filter Corp. New                                      92,806              92,808
          2,800    Wellman Inc.                                                        54,600              54,600
          3,200    Wheelabrator Technologies Inc. New
                      Com. Par $0.01                                                   51,400              51,402
          1,300    Zurn Inds. Inc.                                                     40,868              40,868
                                                                           ------------------------------------------
                   Total Pollution Control                                            492,800             492,804

                   PUBLISHING
            400    Applied Graphics Technologies Inc.                                  21,300              21,300
          3,200    Banta George Inc.                                                   86,400              86,400
          1,600    Belo AH Corp.                                                       89,800              89,800
            400    Berlitz Intl. Inc. New                                              10,400              10,350
            400    CKS Group Inc.                                                       5,650               5,650
          1,000    CSS Ind. Inc.                                                       31,875              31,875
            500    Central Newspapers Inc. Cl. A                                       36,969              36,969
          1,000    Consolidated Graphics Inc.                                          46,625              46,625
            700    Devon Group Inc. New                                                32,200              32,200
          1,900    Gartner Group Inc. New                                              70,775              70,775
            600    General Binding Corp.                                               18,000              18,000
          1,700    Gibson Greetings Inc.                                               37,188              37,188
          2,100    Golden Books Family Entmt. Inc.                                     21,656              21,657
            500    Harte-Hanks Communications Inc. New                                 18,563              18,500
          3,900    Houghton Mifflin Co.                                               149,663             149,663
          5,400    Journal Register Co.                                               113,400             113,400
          1,600    Lee Enterprises Inc.                                                47,300              47,301
          1,600    McClatchy Newspapers Inc. Cl. A                                     43,500              43,501
          1,200    Media Gen. Inc. Cl. A                                               50,175              50,176
          2,000    Nelson Thomas Inc.                                                  23,125              23,126

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   PUBLISHING--CONTINUED
            400    Pittway Corp. Del. Cl. A                                            27,850              27,850
          1,900    Playboy Enterprises Inc. Cl. B                                      29,806              29,807
          4,400    Primedia Inc.                                                       55,550              55,550
          1,300    Pulitzer Pubg. Co.                                                  81,656              81,657
          3,900    Readers Digest Assn. Inc. Cl. A Non Vtg.                            92,138              92,138
          1,300    Scholastic Corp.                                                    48,750              48,750
          1,600    Snyder Communications Inc.                                          58,400              58,400
          1,200    Standex Intl. Corp.                                                 42,300              42,300
          1,100    United Stationers Inc.                                              52,938              52,938
          1,100    Valassis Communications Inc.                                        40,700              40,700
            300    Washington Post Co. Cl. B                                          145,950             145,950
            300    Waverly Inc.                                                        14,100              14,100
          1,200    Wiley John & Sons Inc. Cl. A                                        65,100              65,100
          3,800    World Color Press Inc. Del.                                        100,936             100,937
                                                                           ------------------------------------------
                   Total Publishing                                                 1,810,738           1,810,633

                   REAL ESTATE
          3,300    Amresco Inc.                                                        99,825              99,825
          1,700    Associated Estate Realty Corp.                                      40,269               40375
          3,600    Avalon Pptys. Inc.                                                 111,375             111,377
          3,700    Bre Pptys Inc. Cl A                                                104,063             104,525
          2,500    Bay Apt Cmntys Inc.                                                 97,500              97,500
          2,800    Berkshire Rlty Inc.                                                 33,600              33,600
          2,300    Bradley Rlty. Inc.                                                  48,300              48,300
          1,900    Burnham Pac. Pptys. Inc.                                            29,094              29,095
            900    CB Coml. Real Estate Svcs.                                          28,969              28,969
          3,000    CBL & Assoc. Pptys Inc.                                             74,063              74,064
          3,000    Camden Ppty Tr Sh Ben Int.                                          93,000              93,000
          4,000    Capstead Mortgage Corp.                                             79,750              79,752
          1,700    Carramerica Rlty Corp.                                              53,869              53,870
          1,700    Castle & Cooke Inc.                                                 28,688              28,688
          1,900    Catellus Dev. Corp.                                                 38,000              38,000
          2,100    Centerpoint Pptys. Tr.                                              73,763              73,763
          1,000    Chelsea Gca. Rlty. Inc.                                             38,188              38,188

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   REAL ESTATE--CONTINUED
          3,100    Clayton Homes Inc.                                                  55,800              55,800
          2,800    Colonial Ppts. Tr.                                                  84,350              84,350
          2,400    Commercial Nt. Lease Rlty. Inc.                                     42,900              42,900
          4,200    Cornerstone Pptys Inc.                                              80,588              80,590
          2,600    Cornerstone Rlty Income Tr. Inc.                                    31,363              31,364
          3,300    Cousins Pptys Inc. Com.                                             96,731              96,733
          3,600    Crescent Real Estate Equities Inc.                                 141,750             141,750
          2,200    Developers Diversified Rlty Corp.                                   84,150              84,150
          2,800    Duke Rlty Invst Inc.                                                67,900              67,900
          1,300    Eastgroup Pptys. Inc.                                               28,113              28,113
          5,100    Equity Residential Pptys. Tr. Sh. Ben. Int.                        257,869             257,869
          2,200    Excel Rlty Tr. Inc.                                                 69,300              69,300
          2,100    Fairfield Cmntys. Inc. Comp Par $0.01                               92,663              92,400
          3,700    Federal Rlty Invt. Tr Sh Ben. Int. New                              95,275              95,275
          2,900    First Indl. Rlty. Tr. Inc.                                         104,763             104,763
          2,500    First Un. Real Estate Equity & Mtge Invts.
                      Sh Ben Int.                                                      40,625              40,625
          2,000    Gables Residential Tr. Sh. Ben. Int.                                55,250              55,250
          4,000    General Growth Pptys. Inc.                                         144,500             144,500
          2,400    Glimcher Rlty. Tr. Sh. Ben. Int.                                    54,150              54,150
          1,600    Grub & Ellis Co.                                                    21,900              21,901
          3,600    Health Care Ppty. Invs. Inc.                                       136,125             136,127
          2,500    Healthcare Rlty. Tr.                                                72,344              72,345
          3,900    Highwoods Pptys Inc.                                               145,031             145,031
          2,000    Hollywood Pk. Inc.                                                  44,000              44,000
            300    Home Ppts NY Inc.                                                    8,156               8,156
          1,900    Horizon Group Inc.                                                  20,781              20,782
          5,900    Inmc Mtg. Hldgs. Inc.                                              138,281             138,284
          2,700    IRT Ppty. Co.                                                       31,894              31,895
          4,000    Innkeepers USA Tr.                                                  62,000              62,000
          1,500    Irvine Apts. Cmntys Inc.                                            47,719              47,720
          2,300    JDN Realty Corp.                                                    74,463              74,463
          1,100    J P Rlty. Inc.                                                      28,531              28,532
          1,900    Kilroy Rlty. Corp.                                                  54,625              54,625

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   REAL ESTATE--CONTINUED
            700    Kimco Rlty Corp.                                                    24,675              24,675
          2,100    Koger Equity Inc.                                                   46,069              46,070
          1,900    Lnr. Ppty. Corp.                                                    44,888              44,888
          2,500    LTC Pptys. Inc.                                                     51,875              51,875
          1,400    MGI Pptys.                                                          33,600              33,600
          4,000    Mack Cali Rlty. Corp.                                              164,000             164,000
          2,300    Manufactured Home Cmntys. Inc.                                      62,100              62,100
          1,100    Meridian Indl. TR Inc.                                              28,050              28,050
          4,200    Merry Ln. & Invt. Inc.                                              96,075              96,075
          1,100    Mid-Amer. Apt. Cmnts. Inc.                                          31,419              31,419
          2,900    Mills Corp.                                                         71,050              71,050
          1,400    National Golf Pptys. Inc.                                           45,938              45,938
          2,100    New Plan Rlty Tr. Sh. Ben. Int.                                     53,550              53,550
          1,700    Oasis Residential Inc.                                              37,931              37,932
          1,400    Pennsylvania Real Estate Invt. Tr.                                  34,388              34,388
          1,400    Price Enterprices Inc.                                              25,550              25,550
          2,600    Realty Income Corp.                                                 66,138              66,138
          2,300    Regency Rlty Corp.                                                  63,681              63,681
          1,400    Renters Choice Inc.                                                 28,700              28,700
          2,400    Rouse Co.                                                           78,600              78,600
          1,400    Sual Ctrs Inc.                                                      25,463              25,463
          1,900    Security Cap Pac. Tr. Sh. Ben. Int.                                 46,075              46,312
          3,000    Shurgard Storage Ctrs. Inc. Cl A                                    87,000              87,000
          3,000    Smith Charles E Residential Rlty Inc.                              106,500             106,500
          1,900    Spieker Pptys. Inc.                                                 81,463              81,463
          2,200    Summit Ppty. Inc.                                                   46,475              46,475
            200    Tanger Factory Outlet Ctrs. Inc.                                     6,113               6,113
          3,500    Taubman Ctrs. Inc.                                                  45,500              45,500
          2,600    Town & Cnty Tr. Sh Ben. Int.                                        45,988              45,989
          2,000    Trinet Corp Rlty Tr Inc.                                            77,375              77,376
          4,300    United Dominion Rlty Tr. Inc.                                       59,931              59,933
          2,200    Urban Shopping Center                                               76,725              76,725

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   REAL ESTATE--CONTINUED
          2,100    Vornado Rlty Tr.                                                    98,569              98,570
          3,100    Washington Real Estate Invt. Tr. Sh. Ben. Int.                      51,925              51,925
          1,600    Weeks Corp.                                                         51,200              51,200
            500    Weingarten Rlty Invs. Sh. Ben. Int.                                 22,406              22,407
          1,800    Winston Hotels Inc.                                                 23,738              23,622
                                                                           ------------------------------------------
                   Total Real Estate                                                5,626,919           5,627,392

                   RETAILING
            400    Abercrobie & Fitch Co Cl A                                          12,500              12,500
            500    Alexanders Inc.                                                     45,406              45,407
          3,500    Alliance Semiconductor Corp.                                        15,969              15,969
            200    Amazon Com Inc.                                                     12,050              12,050
          1,200    American Homestar Corp.                                             19,800              19,800
          2,300    Ames Dept. Stores Inc.                                              40,250              40,250
          2,700    Ann Taylor Stores Corp.                                             36,113              36,113
          6,500    Ascend Communications Inc.                                         159,250             159,250
          4,000    BJS Whsl Club Inc.                                                 125,500             125,500
          1,600    Barnes & Noble Inc.                                                 53,400              53,400
          2,000    Barnett Inc.                                                        44,000              44,000
          1,900    Bed Bath & Beyond Inc.                                              73,150              73,150
          3,700    Best Buy Inc.                                                      136,438             136,438
            500    Boise Cascade Office Prods.                                          7,469               7,469
          2,800    Borders Group Inc.                                                  87,675              87,676
            400    Bryland Inc.                                                        19,700              19,700
            300    Buckle Inc.                                                         10,275              10,275
          1,200    Capstone Cap Corp.                                                  30,750              30,676
          1,600    Carson Pirie Scott & Co. Ill                                        80,200              80,200
          2,600    Caseys Gen. Stores Inc.                                             65,975              65,975
          2,500    Cash Amer Invts. Inc.                                               32,344              32,345
          1,200    Cellstar                                                            23,850              23,850
          1,200    Circuit City Stores Inc. Carmax Group                               10,800              10,800
          2,100    Cintas Corp.,                                                       81,900              81,900
          4,500    Claire's Stores Inc.                                                87,469              87,471
          1,200    Cole Natl. Corp. New Cl A                                           35,925              35,926

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   RETAILING--CONTINUED
            500    Cole Kenneth Prodtns Inc. Cl A                                       8,031               8,032
          1,200    Columbus McKinnon Corp. N Y                                         29,100              29,100
          3,500    Compusa Inc.                                                       108,500             108,500
          3,200    Consolidated Stores Corp.                                          140,600             140,602
          2,600    Corestaff Inc.                                                      68,900              68,900
          4,800    Corporate Express Inc.                                              61,800              61,800
            700    Daisytek Intl.                                                      24,325              24,325
            300    Dart Group Corp Cl A                                                34,800              34,800
            600    Day Runner Inc.                                                     24,300              24,300
          3,600    Delta & Pine Ld. Co.                                               109,800             109,800
          3,500    Dollar Gen. Corp.                                                  126,875             126,875
          1,200    Dollar Tree Stores Inc.                                             49,650              49,650
          3,300    Eagle Hardware & Garden Inc.                                        63,938              63,938
          1,000    Essex Ppty. Tr Inc.                                                 35,000              35,000
          2,100    Family Dlr Stores Inc.                                              61,556              61,557
          3,100    Felcor Suite Hotels Inc.                                           110,050             110,050
          4,800    Fingerhut Companies Inc.                                           102,600             102,600
          2,000    Finish Line Inc. Class A                                            26,250              26,250
          2,100    Fisher Scientific Intl. Inc.                                       100,275             100,275
         12,500    Food Lion Inc. Cl B                                                103,125             103,125
          2,200    Friedmans Inc.                                                      29,975              29,975
          1,200    Gadzooks Inc.                                                       25,200              25,200
          2,100    Garden Ridge Corp.                                                  29,925              29,925
          3,300    General Nutrition Cos. Inc.                                        112,200             112,200
          1,400    Global Directmail Corp.                                             24,238              24,238
            400    Goodys Family Clothing Inc.                                         10,875              10,875
          2,700    Griffon Corp.                                                       39,488              39,488
          1,200    Guitar Center Inc.                                                  27,600              27,600
          2,400    Gymboree Corp.                                                      65,700              65,700
          1,100    Hannaford Bros.                                                     47,781              47,782
          4,600    Health & Retirement Properties Trust
                      N/K/A Health & Rehab. Prop. Trust                                92,000              92,290
          5,900    Heilig Meyers Co.                                                   70,800              70,800
          2,300    Hollywood Entertainment                                             24,438              24,438

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   RETAILING--CONTINUED
          1,300    Inacom Corporation                                                  36,481              36,482
            900    Ingles Mkts Inc. Cl A                                               12,825              12,825
            300    Insight Enterprises Inc.                                            11,025              11,025
            700    Insilco Corp.                                                       23,100              23,100
          2,100    Intibrands Inc. Cl A                                                50,531              50,532
          2,200    Kellwood Co.                                                        66,000              66,000
          2,700    Kohl's Corp.                                                       183,938             183,938
          2,300    Lands End. Inc.                                                     80,644              80,645
          3,500    Legget & Platt Inc.                                                146,563             146,563
            500    MSC Indl. Direct Inc. Cl A                                          21,188              21,000
          2,400    Mac Frugal's Bargains Close Outs Inc.                               98,700              98,700
          3,000    Macerich Co.                                                        85,500              85,500
            900    Matthews Intl. Corp.                                                39,600              39,600
          1,600    Mens Warehouse Inc.                                                 55,600              55,600
          5,300    Metromedia Intl. Group Inc.                                         50,350              50,350
          3,300    Meyer Fred Inc. Del. New                                           120,038             120,038
          2,300    Michaels Stores Inc.                                                67,275              67,275
          3,300    Micro Whse Inc.                                                     45,994              45,995
          1,500    Nature Sunshine Prods. Inc.                                         39,000              39,000
            700    Neiman-Marcus Group Inc.                                            21,175              21,175
          4,600    Officemax Inc.                                                      65,550              65,550
          1,900    Pacific Gulf Pptys Inc.                                             45,125              45,125
          1,600    Pacific Sunwear Calif Inc.                                          47,300              47,301
          1,500    Paragon Trade Brands Inc.                                           19,313              19,313
          1,500    Paul Harris Stores Inc.                                             15,094              15,095
          3,700    Paxar Corp.                                                         54,806              54,808
          1,600    Payless Shoesource Inc.                                            107,400             107,400
          2,200    Petco Animal Supplies Inc.                                          52,800              52,800
          4,700    Petsmart Inc.                                                       34,075              34,075
          6,800    Pier 1 Imports Inc.                                                153,850             153,850
          2,100    Plantronics Inc.                                                    84,000              84,000
          3,200    Post Pptys Inc.                                                    130,000             130,000
          1,100    Price Reit Inc.                                                     45,031              45,032
          2,900    Prime Retail Inc.                                                   41,144              41,145

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   RETAILING--CONTINUED
          4,200    Proffitts Inc.                                                     119,438             119,440
          1,900    Public Storage Inc.                                                 55,813              55,813
          1,500    Quality Food Ctrs. Inc.                                            100,500             100,500
            500    Rare Hospitality Intl.                                               4,500               4,500
          3,400    Rexall Sundown Inc.                                                102,638             102,639
          2,900    Ruddick Corp.                                                       50,569              50,570
          1,100    Russ Berrie & Co. Inc.                                              28,875              28,875
          9,400    Safeway Inc.                                                       594,550             594,550
          2,800    Saks Hldgs. Inc.                                                    57,925              57,926
          1,400    Samsonite Corp.                                                     44,275              44,275
          1,700    Scotts Co Cl A                                                      51,425              51,425
          1,400    Seattle Film Works                                                  15,575              15,575
         10,300    Service Merchandise Inc.                                            21,888              21,888
          2,600    Shiva Corp                                                          22,263              22,264
          1,400    Shopko Stoes Inc.                                                   30,450              30,800
          3,900    Simon Debartolo Group Inc.                                         127,481             127,483
          5,500    Southland Corp                                                      11,688              11,688
          1,400    Sovran Self Storage Inc.                                            45,413              45,413
          2,600    Stage Stores Inc.                                                   97,175              97,175
          3,100    Starbucks Corp.                                                    118,963             118,963
          1,200    Stein Mart Inc.                                                     32,100              32,100
          1,300    Storage Tr. Rlty. Sh. Den. Int.                                     34,206              34,207
          2,200    Sun Communities Inc.                                                79,063              79,064
          7,600    Sunglass Hut Intl. Inc.                                             47,975              47,979
            400    TWP Worldwide Inc.                                                   9,200               9,200
          1,200    Talbots Inc.                                                        21,750              21,750
          1,500    Tiffany & Co. New                                                   54,094              54,095
          7,900    Topps Inc.                                                          17,529              17,530
            700    Tractor Supply Co.                                                  10,325              10,325
          3,200    U S Inds. Inc.                                                      96,400              96,400
         12,400    US Office Prods. Inc.                                              243,350             243,350
          1,900    Universal Outdoor Hldgs. Inc.                                       98,800              98,800
          1,200    Urban Outfitters Inc.                                               21,900              21,900
          1,300    Value City Department Stores Inc.                                   11,538              11,538

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   RETAILING--CONTINUED
            500    Weis Mkts. Inc.                                                     17,500              17,500
           1400    West Marine Inc.                                                    31,325              31,325
           1000    Wet Seal Inc. Cl A                                                  29,500              29,500
           1800    Whole Foods Market Inc.                                             92,025              92,025
           3700    Zale Corp.                                                          85,100              85,100
           1200    Zoltek Com. Inc.                                                    33,439              33,443
                                                                           ------------------------------------------
                   Total Retailing                                                  8,257,391           8,257,810

                   SAVINGS AND LOAN
          1,200    Bay View Cap Corp. Del.                                             43,500              43,500
          3,600    Commercial Fed. Corp.                                              128,025             128,027
          1,200    Danaher Corp.                                                       75,750              75,750
          1,000    First Rep. Bk. San. Francisco Calif                                 31,938              31,938
            400    Harbor Fed. Svgs. Bk. Fla.                                          26,500              26,500
            800    IBS Finl. Corp.                                                     14,150              14,150
            700    St. Francis Cap Corp.                                               35,350              35,350
          1,600    Tr Finl. Corp.                                                      53,200              53,200
            100    Wesco Finl. Corp.                                                   30,000              30,000
                                                                           ------------------------------------------
                   Total Savings and Loan                                             438,413             438,415

                   SERVICE
          1,400    AAR Corp.                                                           54,250              54,250
          2,800    ABR Information Inc.                                                66,850              66,850
          1,700    ABM Inds. Inc.                                                      51,956              51,957
          1,600    Apac Teleservices Inc.                                              21,600              21,600
          1,000    Abacus Direct Corp.                                                 41,000              41,000
          3,200    Accustaff Inc.                                                      73,600              73,600
          1,700    Adtran Inc.                                                         46,750              46,750
          3,300    Advo Inc. F/K/A Advo Sys. Inc.                                      64,350              64,350
          1,800    Advanta Corp.                                                       47,250              47,250
          4,200    Affiliated Comuter Svcs. Inc. Cl. A                                110,513             110,515
          9,500    Allied Waste Inds. Inc. Par                                        221,469             221,474
          1,300    Alternative Res. Corp.                                              29,981              29,982
          2,600    Analysts Intl. Corp.                                                89,700              89,700

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   SERVICE--CONTINUED
          1,100    Apollo Group Cl. A                                                  51,975              51,975
          3,600    Arden Realty Group Inc.                                            110,700             110,700
          2,100    Avant Corp.                                                         35,175              35,175
          1,000    BA Merchant Svcs. Inc. Cl. A                                        17,750              17,750
          1,500    Boole & Babbage Inc.                                                44,813              44,813
          4,600    Brightpoint Inc.                                                    63,825              63,825
          1,400    CDI Corp.                                                           64,050              64,050
          1,200    Caribiner Intl. Inc.                                                53,400              53,400
          3,300    Cellular Technical Svcs. Inc.                                       10,519              10,520
          1,800    Century Tel. Enterprises Inc.                                       89,663              89,663
          4,700    Checkfree Corp.                                                    126,900             126,900
            400    Choicepoint Inc.                                                    19,100              19,100
          1,400    Claremont Technology Group                                          25,900              25,900
          1,300    Commnet Cellular Inc.                                               46,231              46,232
          2,500    Computer Horizons                                                  112,500             113,750
          3,000    Corrections Corp. Amer.                                            111,188             111,189
          1,700    Cort Business Svcs. Corp.                                           67,681              67,682
          1,300    Cylink Corp.                                                        12,675              12,675
          1,300    Data Trans. Network                                                 36,400              36,400
          2,500    Devry Inc.                                                          79,688              79,688
          1,200    Documentum Inc.                                                     50,550              50,550
          3,500    Employee Solutions Inc.                                             15,094              15,096
          1,800    Equity Corp. Intl.                                                  41,625              41,625
          1,100    Express Scripts Inc. Cl. A                                          66,000              66,000
          1,000    Fine Host Corp.                                                     10,125              10,125
          2,600    Franklin Covey Co.                                                  57,200              57,200
            100    Grey Advertising Inc.                                               32,800              32,800
          1,700    Ha-Lo Inds. Inc.                                                    44,200              44,200
          1,400    Health Care & Retirement Corp.                                      56,350              56,350
          1,000    Hertz Corp. Com. Cl. A                                              40,250              40,250
          5,100    Host Marriott Svcs. Corp.                                           75,863              75,863
            300    ITT Edl. Svcs. Inc.                                                  6,694               6,694
          4,200    Imation Corp.                                                       67,200              67,200
          1,100    Information Mgmt. Res. Inc.                                         41,250              41,250

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   SERVICE--CONTINUED
          3,000    Information Res. Inc.                                               40,125              40,125
          1,200    Inhale Therapeutic Sys.                                             31,200              31,200
          2,200    International Network Svc.                                          50,875              50,875
          2,500    Keane Inc.                                                         101,563             101,563
          1,600    Kelly Svcs. Inc. Class A                                            48,000              48,000
            200    Labone Inc.                                                          3,513               3,513
          1,000    Lawson Prods. Inc.                                                  29,750              29,750
            900    Learning Tree Intl. Inc.                                            25,988              25,988
          2,200    MRV Communications Inc.                                             52,525              52,525
          3,300    Manpower Inc.                                                      116,325             116,325
            300    Mastech Corp.                                                        9,525               9,525
          1,000    May & Speh Inc.                                                     13,500              13,500
            600    McGrath Rentcorp                                                    14,700              14,700
          1,400    McKesson Corp. New                                                 151,463             151,725
            800    McWhorter Technologies                                              20,600              20,600
          1,400    Memberworks Inc.                                                    29,400              29,400
          1,800    Merrill Corp.                                                       41,850              41,850
          8,300    Nextel Communications Inc. Cl. A                                   215,800             215,800
          1,900    Nichols Resh Corp.                                                  47,500              47,500
          1,300    Norrel Corp. GA                                                     25,838              25,838
          2,300    Nova Corp. GA                                                       57,500              57,500
          2,200    Nuevo Energy Co.                                                    89,650              89,650
          3,800    Oak Technology Inc.                                                 24,700              24,700
          2,600    Olsten Corp.                                                        39,000              39,000
          2,600    Oneok Inc. New                                                     104,975             104,975
          1,400    Open Mkt. Inc.                                                      13,475              13,475
          3,700    PMT Svcs. Inc.                                                      51,338              51,338
         10,000    Paging Network Inc.                                                107,500             107,500
          2,700    Pairgain Technologies Inc.                                          52,313              52,313
          3,800    Paychex Inc.                                                       192,375             192,375
          1,800    Personnel Group Amer. Inc.                                          59,400              59,400
          1,500    Pharmaceutical Prod. Dev. Inc.                                      23,063              23,063
          1,100    Phymatrix Corp.                                                     17,325              17,325
          1,300    Pinkertons Inc. New                                                 30,550              30,550

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   SERVICE--CONTINUED
          1,500    Possis Medical Inc.                                                 16,500              16,500
          2,600    Pre Paid Legal Svcs. Inc.                                           88,888              88,889
          4,200    Psinet Inc.                                                         21,525              21,525
            700    RLI Corp.                                                           34,869              34,869
          1,100    Regis Corp. Minn                                                    27,638              27,638
            900    Registry Inc.                                                       41,288              41,288
          3,800    Robert Half Intl. Inc.                                             152,000             152,000
          2,600    Rollins Inc.                                                        52,813              52,650
          1,500    Romac Intl. Inc.                                                    36,656              36,657
            300    SPS Transaction Services Inc.                                        6,769               6,769
          1,000    Service Experts Inc.                                                28,625              28,625
            600    Smartalk Teleservices Inc.                                          13,650              13,650
          1,000    Source Svcs. Corp.                                                  21,625              21,625
          1,100    Staffmark Inc.                                                      34,788              34,788
          1,700    Stewart Enterprises Inc.                                            79,263              79,263
            700    Stone & Webster Inc.                                                32,813              32,813
          2,500    Superior Svcs. Inc.                                                 72,188              72,188
          1,900    Swift Transportation Co. Inc.                                       61,513              61,513
          2,100    Sylvan Learning Sys. Inc.                                           81,900              81,900
          1,100    TNP Enterprises Inc.                                                36,575              36,575
            900    Teletech Hldgs. Inc.                                                10,238              10,238
            700    Thermadyne Hldgs. Corp. New                                         20,650              20,650
          1,200    Transaction Network Svcs. Inc.                                      20,700              20,700
            100    Tringen Energy Corp.                                                 1,994               1,994
          2,100    True North Communications Inc.                                      51,975              51,975
          4,200    Tuboscope Inc.                                                     101,063             101,065
          1,000    US Rentals Inc.                                                     23,500              23,500
            900    Unifirst Corp.                                                      25,256              25,257
            700    Unitog Co. New                                                      15,575              15,575
          1,800    VWR Corp.                                                           50,850              50,850
          1,000    Veeco Instrs. Inc.                                                  22,000              22,000
          3,200    Viad Corp.                                                          61,800              61,802
            800    Volt Information Sciences Inc.                                      43,100              43,100
          1,300    Wackenhut Corp. Ser. A                                              30,144              30,144

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   SERVICE--CONTINUED
          1,300    Wackenhut Corrections Corp.                                         34,938              34,938
          3,900    Walter Inds. Inc.                                                   80,631              80,438
          2,200    West Teleservices Corp.                                             26,400              26,400
          7,800    Western Wireless Corp. Cl. A                                       135,525             135,525
          2,700    Westwood One Inc.                                                  100,238             100,238
            800    Whittman-Hart Inc.                                                  27,400              27,400
          1,700    World Access Inc.                                                   40,588              40,588
          1,600    Xtra Corp.                                                          93,786              93,787
                                                                           ------------------------------------------
                   Total Service                                                    6,598,044           6,599,223

                   SOAP
            900    Chemed Corp.                                                        37,294              37,294
          1,900    Church & Dwight Inc.                                                53,319              53,320
          4,700    First Brands Corp.                                                 126,606             126,609
                                                                           ------------------------------------------
                   Total Soap                                                         217,219             217,223

                   TEXTILE AND APPAREL
          2,800    Authentic Fitness Corp.                                             51,625              52,150
          1,900    Brown Group Inc.                                                    25,294              25,295
          2,000    Burlington Coat Factory Whse. Corp.                                 32,875              32,876
          5,800    Burlington Inds. Inc. New                                           80,113              80,115
          1,900    Catalina Marketing Corp.                                            87,875              87,875
          6,100    Collins & Aikman Corp. New                                          52,613              52,613
          3,800    Cone Mills Corp. NC                                                 29,450              29,450
          1,500    Converse Inc.                                                        9,000               9,000
          1,700    Dress Barn Inc.                                                     48,238              48,238
            600    Fab. Inds. Inc.                                                     18,675              18,675
            700    Fossil Inc.                                                         17,500              17,500
          1,800    G&K Svcs. Inc. Class A                                              75,600              75,600
          1,300    Galey & Lord Inc.                                                   23,238              23,238
          2,000    Guilford Mls. Inc.                                                  54,750              54,750
          3,000    Hancock Fabrics Inc.                                                43,500              43,500
          3,500    Hartmarx Corp.                                                      26,688              26,688
          1,400    Jones Apparel Group Inc.                                            60,200              60,200

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           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   TEXTILE AND APPAREL--CONTINUED
          2,800    Just for Feet Inc.                                                  36,750              36,750
          1,700    Justin Inds. Inc.                                                   23,163              23,163
          3,400    Mohawk Inds Inc.                                                    74,588              74,589
          3,300    Nautica Enterprises Inc.                                            76,725              76,725
          1,000    Nine West Group Inc.                                                25,938              25,938
          1,100    Nortek Inc.                                                         29,219              29,219
          1,500    Oshkosh B Gosh Inc. Cl. A                                           49,500              49,500
          1,000    Oxford Inds. Inc.                                                   32,500              32,500
          2,500    Phillips Van Heusen Corp.                                           35,625              35,625
            800    Quick Silver Inc.                                                   22,900              22,900
          3,200    RPM Inc. Ohio                                                       48,800              48,800
          2,100    Ross Stores Inc.                                                    76,388              76,388
          2,000    St. John Knhs. Inc.                                                 80,000              80,000
          4,200    Shaw Inds. Inc.                                                     48,825              48,825
          4,600    Stride Rite Corp.                                                   55,200              55,200
            700    Timberland Co. Cl. A                                                40,644              40,644
          4,800    Tultex Corp.                                                        19,500              19,502
          2,100    Unifi Inc.                                                          85,444              85,445
          1,900    Warnaco Group Inc. Cl. A                                            59,613              59,613
          1,000    Westpoint Stevens Inc.                                              47,250              47,250
          1,800    Wolverine World Wide Inc.                                           40,719              40,722
                                                                           ------------------------------------------
                   Total Textile and Apparel                                        1,746,525           1,747,061

                   TILE AND RUBBER
          2,500    Carlisle Corp.                                                     106,875             106,875
          2,100    Foamex Intl. Inc.                                                   22,838              22,838
          1,700    Furon Co.                                                           35,488              35,488
          2,500    Gencorp Inc.                                                        62,499              62,499
                                                                           ------------------------------------------
                   Total Tile and Rubber                                              227,700             227,700

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           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------



                   TOBACCO
            400    Consolidated Cigar Hldgs. Cl. A                                     11,025              11,025
          3,600    Dimon Inc.                                                          94,500              94,500
          1,100    General Cigar Hldgs. Inc. Cl. A                                     23,444              23,444
         12,800    RJR Nabisco Hldgs. Corp. F/K/A RJR Hldgs. Corp. New                480,000             480,000
          1,700    Schweitzer-Mauduit Intl. Inc.                                       63,325              63,325
          1,400    Universal Corp. VA                                                  57,575              57,576
                                                                           ------------------------------------------
                   Total Tobacco                                                      729,869             729,870

                   TRANSPORTATION--AIR TRANSPORT
          3,500    Air Express Intl. Corp.                                            106,750             106,750
          3,100    Airtran Hldgs. Inc.                                                 12,400              12,400
          1,500    Alaska Air Group Inc.                                               58,125              58,125
          4,100    America West Hdng. Corp. Cl. B                                      76,363              76,363
          2,800    ASA Hldgs. Inc.                                                     79,625              79,626
          3,100    Comair Holdings, Inc.                                               74,788              74,788
          1,800    Continental Airls. Inc. Cl. B                                       86,625              86,625
          2,300    Expeditors Intl. Wash Inc. Com.                                     88,550              88,550
            300    Florida East Cost Inds. Inc.                                        28,838              28,838
            900    Midwest Express Hldgs. Inc.                                         34,931              34,932
          2,100    Northwest Airls. Corp. Cl. A                                       100,538             100,538
          4,900    Trans World Airls. Inc. Com. Par $.01 New                           49,613              49,309
          2,500    UAL Corp.                                                          231,248             231,248
                                                                           ------------------------------------------
                   Total Transportation--Air Transport                              1,028,394           1,028,092

                   TRANSPORTATION--OTHER
          2,400    Airborne Fght. Corp.                                               149,100             149,100
          2,500    American Freightways Corp.                                          24,688              24,688
          2,100    Arnold Inds. Inc.                                                   36,225              36,225
          1,200    Avondale Inds. Inc.                                                 35,625              35,626
          1,900    CNF Transportation Inc.                                             72,913              73,625
          1,200    Coach USA Inc.                                                      40,200              40,200
          2,300    Consolidated Freightways Corp.                                      31,338              31,338
            700    Covenant Trans. Inc. Cl. A                                          10,675              10,675

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   TRANSPORTATION--OTHER--CONTINUED
          2,000    Fritz Cos. Inc.                                                     27,875              27,876
          1,000    Gatx Corp.                                                          72,563              72,563
          6,400    Greyhound Lines Inc.                                                23,600              23,603
          1,400    Heartland Express Inc.                                              37,625              37,625
          2,300    Hunt JB Trans. Svc. Inc.                                            43,125              43,125
          1,200    Hvide Marine Inc. Cl. A                                             30,900              30,900
          4,200    Kansas City Southn Inds. Inc.                                      133,350             133,350
          1,400    Lanstar Sys. Inc.                                                   36,925              36,925
          1,000    MS Carriers Inc.                                                    24,875              24,875
          1,800    Motivepower Inds. Inc.                                              41,850              41,850
          2,800    Overseas Shipholding Group Inc.                                     61,075              61,076
          2,100    Pittston Svcs. Group Burlington Group                               55,125              55,125
          1,300    Roadway Express Inc. Del.                                           28,763              28,763
          3,600    Rollins Truck Leasing Corp.                                         64,350              64,350
          1,100    Rural/Metro Corp.                                                   36,713              36,713
          1,600    Seacor Smit Inc. Frmly. Seacor Hldgs. Inc.                          96,400              96,400
          2,200    Werner Enterprises Inc.                                             45,100              45,100
          2,200    Wisconsin Central Transportation                                    51,422              51,423
                                                                           ------------------------------------------
                   Total Transportation--Other                                      1,312,400           1,313,119

                   TV AND RADIO BROADCASTERS
            400    AMC Entmt. Inc.                                                      8,900               8,900
          1,400    Ackerley Group Inc.                                                 23,713              23,713
          3,900    American Media Inc. Cl. A                                           30,225              30,225
          2,500    american Mobile Satellite Corp.                                     17,500              17,500
          2,000    American Radio Sys. Corp. Cl. A                                    106,625             106,626
            600    Anchor Gaming                                                       33,450              33,450
            200    BHC Communications Inc. Cl. A                                       26,050              26,050
            700    Bet Holdings Inc.                                                   38,238              38,238
          1,800    CFW Communications Co.                                              40,275              40,275
          1,500    Cablevision Sys. Corp. Cl. A                                       143,625             143,625
            800    Carmike Cinemas Inc. Cl. A                                          22,950              22,950
          4,700    Century Communications Corp. Cl. A                                  45,825              45,825
          2,500    Chancellor Media Corp.                                             186,563             186,563

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   TV AND RADIO BROADCASTERS--CONTINUED
            600    Chris Craft Inds. Inc.                                              31,388              31,388
          5,400    Comsat Corp. Com. Ser. 1                                           130,950             130,950
          2,300    Cox Communications Inc. New Cl. A                                   92,144              92,145
            400    Cox Radio Inc.                                                      16,100              16,100
          4,300    DSP Communications Inc.                                             51,600              51,600
            900    Emmis Broadcasting Corp. Cl. A                                      41,063              41,063
            600    GC Cos. Inc.                                                        28,425              28,425
          1,900    HSN Inc.                                                            97,850              97,850
          1,900    Harman Intl. Inds. Inc. New                                         80,631              81,225
          2,000    Heftel Broadcasting Corp. Cl. A                                     93,500              93,500
          4,400    Jacor Communications Inc.                                          233,750             233,750
          1,900    Jones Intercable Inc. Cl. A                                         33,369              33,370
           5500    LCI Intl.                                                          169,125             169,125
            700    Lin Television                                                      38,150              38,150
           2100    National Media Corp.                                                 6,825               6,563
           1800    Panavision Inc.                                                     46,463              46,463
           1300    Paxson Communications Corp.                                          9,588               9,750
            300    Penske Motorsports Inc.                                              7,463               7,463
           3500    Picturetel Corp.                                                    22,750              22,750
           1900    Powertel Inc.                                                       31,825              31,825
           1100    Premier Pks. Inc. Com. New                                          44,275              44,550
            900    Proxim Inc.                                                         10,181              10,182
           1900    Rio Hotel & Casino Inc.                                             39,900              39,900
            700    SFX Broadcasting Inc. Cl. A                                         56,175              56,175
            600    Saga Communications Inc. Cl. A                                      12,750              12,750
          1,900    Signature Resorts Inc.                                              41,563              41,563
          3,400    Spelling Entertainment Grp. Inc.                                    23,800              23,800
          1,300    Tele-Communications Intl. Inc. Com. Ser. A                          23,400              23,400
          8,900    Tele Communications Inc. New Com. Liberty Media Group
                      Ser. A                                                          322,625             322,625
          1,500    Ticketmaster Group Inc.                                             34,500              34,500
          2,500    United Intl. Hldgs. Inc. Cl. A                                      28,750              28,750
          4,900    United Sts. Satellite Broadcasting Inc. Cl. A                       38,894              38,896

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   TV AND RADIO BROADCASTERS--CONTINUED
            400    United television Inc.                                              41,550              41,550
          1,600    United Video Satellite Group Inc. Cl. A                             46,000              46,000
          3,700    Winstar Communications Inc.                                         92,269              92,271
          1,400    Young Broadcasting Inc. Cl. A                                       54,245              54,247
                                                                           ------------------------------------------
                   Total TV and Radio Broadcasters                                  2,897,775           2,898,554

                   UTILITY--ELECTRIC
          5,700    AES Corp.                                                          265,763             265,763
          1,600    Applied Pwr. Inc. Cl. A                                            110,400             110,400
          5,400    Atlantic Energy Inc. NJ                                            114,413             114,415
          1,500    Black Hills Pwr. & Lt. Co.                                          52,875              52,875
          1,600    Boston Edison Co.                                                   60,600              60,600
          1,200    Cipsco Inc.                                                         53,100              53,100
          4,100    CMS Energy Corp.                                                   180,656             180,658
          2,100    Calenergy Inc.                                                      60,375              60,375
          1,800    Central Hudson Gas & Elec. Corp.                                    78,975              78,975
          2,300    Central LA Elec. Inc. Com. New                                      74,463              74,463
          3,300    Central ME Pwr. Co.                                                 50,325              50,325
          1,400    Cilcorp Inc.                                                        68,425              68,425
          8,800    Citizens Utils. Co. Del. Com. Ser. B                                84,700              84,700
          1,900    Commonwealth Energy Sys. Com. Sh. Ben. Int.                         63,175              63,175
          3,400    DQE                                                                119,425             119,425
          3,600    DPL Inc.                                                           103,500             103,500
          6,700    Delmarva Pwr. & Lt. Co.                                            154,519             154,522
          2,100    Eastern Utils. Assoc.                                               55,125              55,125
          6,200    El Paso Elec. Co. Com. New                                          45,338              45,341
          1,700    Empire Dist. Elec. Co.                                              33,363              33,363
          4,100    Florida Progress Corp.                                             160,925             160,925
          3,400    Hawaiian Elec. Inds. Inc.                                          138,975             138,975
          3,100    IES Inds. Inc.                                                     114,119             114,120
          1,300    Idaho Pwr. Co.                                                      48,913              48,913
          3,300    Illinova Corp.                                                      88,894              88,895
                   UTILITY--ELECTRIC--CONTINUED

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

          1,000    Interstate Pwr. Co.                                                 37,438              37,438
          2,200    Ipalco Enterprises Inc.                                             92,263              92,264
          1,300    KU Energy Corp.                                                     51,025              51,025
          2,100    Kansas City Pwr. & Lt. Co.                                          62,081              62,083
          2,500    Lincoln Elec. Co. Cl. A                                             90,000              90,000
          5,200    Long Island Ltg. Co.                                               156,650             156,650
          1,700    Madison Gas & Elec. Co.                                             39,100              39,100
          3,300    Minnesota Pwr. & Lt. Co.                                           143,756             143,758
          1,900    Montana Pwr. Co.                                                    60,444              60,325
          5,400    Nevada Pwr. Co.                                                    143,438             143,440
          2,200    New England Elec. Sys.                                              94,050              94,050
          3,100    New York St. Elec. & Gas Corp.                                     110,050             110,050
          4,400    Northeast Utils.                                                    51,975              51,977
          1,800    Northwestern Pub. Svc. Co.                                          41,400              41,400
          1,400    OGE Energy Corp.                                                    76,563              76,563
          1,400    Orange & Rockland Utils. Inc.                                       65,188              65,188
          1,200    Otter Tail Pwr. Co.                                                 45,450              45,450
          3,400    Pinnacle West Cap. Corp.                                           144,075             144,075
          5,000    Potomac Elec. Pwr. Co.                                             129,063             129,065
          4,300    Public Svc. Co. N Mex.                                             101,856             101,858
          3,400    Puget Sound Pwr. & Lt. Co.                                         102,638             102,639
          4,300    Rochester Gas & Elec. Corp.                                        146,200             146,200
          4,900    Scana Corp.                                                        146,694             146,696
          2,500    Southwestern Energy Co.                                             32,188              32,188
          5,100    Teco Energy Inc.                                                   143,438             143,438
          1,500    United Illum. Co.                                                   68,906              68,907
          2,100    Utilicorp United Inc.                                               81,506              81,507
          3,200    WPL Hldgs. Inc.                                                    106,000             106,000
          2,500    WPS Resources Corp.                                                 84,531              84,533
          6,100    Washington Wtr. Pwr. Co.                                           148,306             148,309
          2,200    Western Resources Inc.                                              94,600              94,600
          5,100    Wisconsin Energy Corp.                                             146,625             146,625
          1,100    Yankee Energy Sys. Inc.                                             29,350              29,355
                                                                           ------------------------------------------
                   Total Utility--Electric                                          5,448,188           5,448,109
                   UTILITY--NATURAL GAS

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

          6,200    AGL Res. Inc.                                                      126,713             126,716
          3,000    Atmos Energy Corp.                                                  90,750              90,750
          1,400    Baystates Gas Co. New                                               51,975              51,975
            600    Belco Oil & Gas Corp.                                               11,288              11,288
          1,100    Colonial Gas Co.                                                    31,694              31,694
          2,300    Comstock Res. Inc. Com. New                                         27,456              27,457
            900    Connecticut Energy Corp.                                            27,113              27,113
          2,600    El Paso Nat. Gas Co. Com. New                                      172,900             172,900
          1,100    Evergen Corp.                                                       43,725              43,725
          3,900    Equitable Res. Inc.                                                137,963             137,963
          4,500    Flowserve Corp.                                                    125,719             125,721
            900    Forcenergy Inc.                                                     23,569              23,569
          9,500    Harken Energy Corp.                                                 66,500              66,500
          2,300    Indiana Energy Inc.                                                 75,756              75,757
            800    KN Energy Inc.                                                      43,200              43,200
          1,700    Keyspan Energy Corp.                                                62,581              62,582
          1,800    Laclede Gas Co.                                                     50,513              50,513
          3,400    MCN Corp.                                                          137,275             137,275
          3,000    MDU Res. Group Inc.                                                 94,875              94,875
          2,900    Nipsco Inds. Inc.                                                  143,369             143,370
          1,300    National Fuel Gas Co. NJ                                            63,294              63,294
          1,800    New Jersey Res. Corp.                                               72,113              72,113
            700    North Carolina Nat. Gas Corp.                                       24,325              24,325
          2,300    Northwest Nat. Gas                                                  71,300              71,300
          1,000    Pennsylvania Enterprises Inc.                                       25,250              25,250
          3,100    Piedmont Nat. Gas Inc.                                             111,406             111,408
          1,300    Pogo Producing Co.                                                  38,350              38,350
          2,000    Public Svc. Co. NC Inc.                                             45,750              45,750
          1,600    Questar Corp.                                                       71,400              71,400
          2,300    Seagull Energy Corp.                                                47,438              47,438
          3,200    Sierra Pac. Res.                                                   120,000             120,000
          1,000    South Jersey Inds. Inc.                                             30,313              30,313
                   UTILITY--NATURAL GAS--CONTINUED
          1,400    Southern Un. Co. New                                                33,425              33,425
          2,800    Southwest Gas Corp. Del.                                            52,325              52,326

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

          2,000    Texas  Gas Corp. Del.                                              122,500             122,500
          3,400    UGI Corp. New                                                       99,663              99,664
          1,800    Valero Refng. & Marketing Co.                                       56,588              56,588
          1,900    Wicor Inc.                                                          88,231              88,232
          4,800    Washington Gas Lt. Co.                                             148,500             148,502
          2,100    Western Gas Res. Inc.                                               46,458              46,465
                                                                           ------------------------------------------
                   Total Utility--Natural Gas                                       2,913,563           2,913,586

                   UTILITY--TELEPHONE
          1,600    ACC Corp.                                                           80,800              80,800
          2,700    Advanced Fibre Communication                                        78,638              78,638
          3,600    Aliant Communications Inc.                                         112,950             112,950
          4,700    Aspect Telecommunications Corp.                                     98,113              98,113
          2,900    Brooks Fiber PPTYS Inc.                                            159,500             159,500
          5,800    Cincinnati Bell Inc.                                               179,800             179,800
          1,100    Commonwealth Tel. Enterprises Inc. New                              28,463              28,463
          1,600    Corecomm Inc.                                                       16,200              16,200
          1,200    Echostar Communications Corp. New Cl. A                             20,100              20,100
          1,300    Geotel Communications Corp.                                         20,313              20,313
          1,900    Intermedia Communications Inc.                                     115,425             115,425
          2,600    McLeodusa Inc.                                                      83,200              83,200
          5,200    Mobile Telecommunications Technologies Corp                        114,400             114,400
          3,000    NTL Inc.                                                            83,625              83,625
          1,200    North Pittsburgh Sys. Inc.                                          21,975              21,976
          4,100    P-Com Inc.                                                          70,725              70,725
            700    Pacific Gateway Exchange                                            37,669              37,669
          3,300    Pagemart Wireless Inc. Cl. A                                        25,988              25,988
          1,300    Periphonics Corp.                                                   11,375              11,375
          2,000    Premiere Technologies Inc.                                          55,250              55,250
          2,800    Premisys Communications Inc.                                        73,150              73,150
          2,800    Southern New England Tele. Corp.                                   140,875             140,876
          3,700    Tel-Save Hldgs. Inc.                                                73,538              73,538
          1,900    Telephone & Data Sys. Inc.                                          88,469              88,470

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             The TRW Employee Stock Ownership and Stock Savings Plan

           Schedule of Assets Held for Investment Purposes--Continued


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   UTILITY--TELEPHONE--CONTINUED
          1,200    Teleport Communications Group Inc. Cl. A                            65,850              65,850
          4,400    360 Communications Co.                                              88,825              88,827
          4,200    Vanguard Cellular Cl. A                                             53,550              53,550
          1,400    Westell Technologies Inc. Cl. A                                     17,847              17,847
                                                                           ------------------------------------------
                   Total Utility--Telephone                                         2,016,613           2,016,618

                   UTILITY--WATER
          2,200    American Wtr. Wks. Inc.                                             60,088              60,089
            600    California Water Svc. Co.                                           35,438              35,438
          2,700    Culligan Wtr. Technologies Inc.                                    135,675             135,675
            800    E Town                                                              32,150              32,150
          1,700    Philadelphia Subn. Corp. Com. Par $0.50 (New)                       50,044              50,045
          1,000    Southern Calif. Wtr. Co.                                            25,125              25,125
          2,700    United Wtr. Res. Inc.                                               52,818              52,820
                                                                           ------------------------------------------
                   Total Utility--Water                                               391,338             391,342

                   VENDING AND FOOD SERVICE
            700    Planet Hollywood Intl. Inc. Cl. A                                    9,275               9,275
          1,600    Ruby Tuesday Inc.                                                   41,200              41,200
          4,900    Ryans Family Steak Houses Inc.                                      41,956              41,959
                                                                           ------------------------------------------
                   Total Vending and Food Service                                      92,431              92,434

                   MISCELLANEOUS/REAL ESTATE/POOLED REAL ESTATE
          1,400    Imperial Ct. Mtg. Hldgs. Inc.                                       25,017              25,022
                                                                           ------------------------------------------

                   Total Russell 2500 Common Stock                                133,207,232         133,207,232

                   Total Common Stock                                           1,287,734,036       1,883,142,329

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   SHORT-TERM INVESTMENTS
                   Cash                                                                19,002              19,002
                   Bankers Trust Pyramid Discretionary Cash Fund                      345,984             345,984
                   Bankers Trust Pyramid Directed Account Cash Fund                33,075,334          33,075,334
                                                                           ------------------------------------------
                                                                                   33,440,320          33,440,320

                   GUARANTEED INVESTMENT CONTRACTS
                   Security Backed Investments:
                      Bankers Trust:
                        Contract 97-892 THT, due December 30, 2000, 7.04%          52,545,113          52,545,113
                      People's Security Life:
                        Contract 00212TR-11, due December 1, 2000, 6.50%           10,069,810          10,069,810
                      Continental Insurance Co.
                        Contract 630-05575, due September 1, 2003, 5.67%           45,158,121          45,158,121
                      Transamerica Life & Annuity:
                        Contract 76540, due November 15, 2004, 6.49%               23,271,899          23,271,899
                                                                           ------------------------------------------
                                                                                  131,044,943         131,044,943
                   Separate Account Contracts:
                      Aetna Life Insurance Co.:
                        Contract 014460, due November 15, 2002, 7.96%              34,859,091          34,859,091
                      Allstate Life Ins. Co.
                        Contract 31053, due February 15, 2002, 6.62%                5,401,619           5,401,619
                      Crown Life Insurance Co.:
                        Contract 9004392, due March 3, 1998, 4.13%                    903,986             903,986

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   GUARANTEED INVESTMENT CONTRACTS--CONTINUED
                      John Hancock Mutual Life:
                        Contract 7441, due May 1, 2007, 7.18%                      49,188,507          49,188,507
                        Contract 7441-2, due June 30, 2000, 4.50%                   2,613,907           2,613,907
                        Contract 8712, due June 30, 2003, 6.60%                     5,968,053           5,968,053
                      Metropolitan Life Insurance Co:
                        Contract 12702, due January 8, 1998, 6.45%                 35,927,107          35,927,107
                        Contract 18544-B, due December 31, 1998, 6.75%              1,087,540           1,087,540
                      Prudential Insurance Co. of American:
                        Contract 6581-1, due July 11, 2001, 9.79%                     600,567             600,567
                        Contract 6661-2, due July 15, 2001, 9.84%                   3,694,937           3,694,937
                        Contract 6702-3, due November 20, 2000, 8.59%                 331,776             331,776
                                                                           ------------------------------------------
                                                                                  140,577,090         140,577,090
                   Synthetic Investment Contracts:
                      CDC Investment Management Corp.
                        Contract 115-01, due April 15, 1998, 6.45%                  2,563,083           2,563,083
                        Contract 115-02, due April 30, 1999, 7.14%                  6,036,079           6,036,079
                        Contract 115-03, due August 31, 1998, 7.19%                 5,999,980           5,999,980
                        Contract 115-04, due Dec. 31, 1998, 8.08%                   5,959,754           5,959,754
                        Contract 115-05, due June 30, 2000, 7.48%                   4,563,199           4,563,199
                        Contract 115-06, due July 2, 2001, 6.76%                    6,954,192           6,954,192
                        Contract 115-07, due Dec. 11, 2002, 6.02%                  10,000,000          10,000,000
                      Continental Assurance Co.
                        Contract 630-05751, due Jan. 1, 1998, 7.13%                 9,971,689           9,971,689
                      People Security Life:
                        Contract 00025TR, due March 30, 2007, 7.06%                67,453,032          67,453,032

             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   GUARANTEED INVESTMENT CONTRACTS--CONTINUED
                      Rabobank Nederland:
                        Contract TRW 99601, due Oct. 25, 2003, 7.12%                5,811,053           5,811,053
                        Contract TRW 69701, due July 15, 2003, 6.75%                5,947,705           5,947,705
                        Contract TRW 79701, due Oct. 21, 2002, 6.89%                4,888,944           4,888,944
                        Contract TRW 109501, due June 30, 2001, 6.19%               4,974,698           4,974,698
                                                                           ------------------------------------------
                                                                                  141,123,408         141,123,408
                   Fixed Rate and Fixed Term:
                      Canada Life Assurance Company:
                        Contract 45800, due June 1, 1998, 5.23%                     5,228,535           5,228,535
                        Contract 45839, due June 16, 1999, 7.06%                    6,190,229           6,190,229
                      Sun Life Assurance Co.
                        Contract S-0882-G, due July 31, 1998, 5.54%                 8,812,881           8,812,881
                        Contract S-0910-G, due August 2, 1999, 7.39%                6,354,179           6,354,179
                                                                           ------------------------------------------
                                                                                   26,585,824          26,585,824

                   Variable rate and fixed term:
                      Jackson National Life
                        Contract  G-1152-1, due Nov. 25, 2000, 6.03%
                                                                                   10,025,700          10,025,700
                      John Hancock Mutual Life
                        Contract 7314, due Dec. 2, 2002, 5.88%                      6,155,875           6,155,875
                        Contract 7839, due March 1, 2000, 5.53%                    10,000,000          10,000,000
                                                                           ------------------------------------------
                                                                                   26,181,575          26,181,575


             The TRW Employee Stock Ownership and Stock Savings Plan


    Number of                                                                         Book                 Market
     Shares                             Description                                   Value                Value
---------------------------------------------------------------------------------------------------------------------

                   GUARANTEED INVESTMENT CONTRACTS--CONTINUED
                   Variable rate and term:
                      People Security Life:
                        Contract BDA185ST1, due March 31, 1998, 6.05%               7,127,021           7,127,021
                                                                           ------------------------------------------
                   TOTAL GUARANTEED INVESTMENT CONTRACTS                          472,639,861         472,639,861

                   Participant loans, 9.25%                                        63,677,380          63,677,380
                                                                           ------------------------------------------

                   TOTAL INVESTMENTS                                           $1,857,491,597      $2,452,899,890
                                                                           ==========================================

             The TRW Employee Stock Ownership and Stock Savings Plan

                       Schedule of Reportable Transactions

                          Year Ended December 31, 1997




                                                                               Purchase         Selling           Cost
         Identity of Party Involved                 Description of Assets       Price            Price          of Asset
-------------------------------------------------------------------------------------------------------------------------------
SINGLE TRANSACTIONS IN EXCESS OF 5% OF THE FAIR VALUE OF PLAN ASSETS

Bankers Trust                                 BT Pyramid Russell 2500
                                                 Index Fund                         -          $133,207,232    $ 88,726,725

Bankers Trust                                 BT Pyramid Equity Index Fund          -           628,871,800     261,662,855

SERIES OF TRANSACTIONS IN EXCESS OF 5% OF THE FAIR VALUE OF PLAN ASSETS

Bankers Trust:                                BT Pyramid Directed Account
   172 Purchases                                 Cash Fund                    $122,458,380                      122,458,380
   40 Sales                                                                                     109,596,016     109,596,016

Bankers Trust:                                BT Pyramid Equity Index Fund
   44 Sales                                                                                     661,138,840     276,382,659
   159 Purchases                                                                43,746,001                       43,746,001

Bankers Trust:                                BT Pyramid Russell
   34 Sales                                      2500 Index Fund                                155,693,062     104,372,770
   164 Purchases                                                                43,234,830                       43,234,830


                                                                               Fair Value
                                                                               of Asset on
                                                                               Transaction      Net Gain
         Identity of Party Involved                 Description of Assets         Date           (Loss)
---------------------------------------------------------------------------- --------------------------------

SINGLE TRANSACTIONS IN EXCESS OF 5% OF THE FAIR VALUE OF PLAN ASSETS

Bankers Trust                                 BT Pyramid Russell 2500
                                                 Index Fund                   $ 133,207,232   $  44,480,507

Bankers Trust                                 BT Pyramid Equity Index Fund      628,871,800     367,208,995

SERIES OF TRANSACTIONS IN EXCESS OF 5% OF THE FAIR VALUE OF PLAN ASSETS

Bankers Trust:                                BT Pyramid Directed Account
   172 Purchases                                 Cash Fund                      122,458,380
   40 Sales                                                                     109,596,016               0

Bankers Trust:                                BT Pyramid Equity Index Fund
   44 Sales                                                                     661,138,840     384,756,181
   159 Purchases                                                                 43,746,001

Bankers Trust:                                BT Pyramid Russell
   34 Sales                                      2500 Index Fund                155,693,062      51,320,292
   164 Purchases                                                                 43,234,830

